UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08510

Matthews International Funds
(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550 San Francisco, CA 94111
(Address of principal executive offices) (Zip code)

William J. Hackett, President Four Embarcadero Center, Suite 550 San Francisco, CA 94111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		415-788-7553

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Matthews Asia Funds | Semi-Annual Report

June 30, 2012 | matthewsasia.com

ASIA FIXED INCOME STRATEGY

Matthews Asia Strategic Income Fund

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund

Matthews Asia Dividend Fund

Matthews China Dividend Fund

ASIA GROWTH STRATEGIES

Matthews Asia Growth Fund

Matthews Pacific Tiger Fund

Matthews China Fund

Matthews India Fund

Matthews Japan Fund

Matthews Korea Fund

ASIA SMALL COMPANY STRATEGIES

Matthews Asia Small Companies Fund

Matthews China Small Companies Fund

ASIA SPECIALTY STRATEGY

Matthews Asia Science and Technology Fund

'12

Performance and Expenses

		Average Annual Total Return				2011 Gross Annual
	1 year	5 years	10 years	Since Inception	Inception Date	Operating Expenses*
Matthews Asia Strategic Income Fund
Investor Class (MAINX)	n.a.	n.a.	n.a.	3.64%[1]	11/30/11	1.93%[2]
After Fee Waiver and Reimbursement						1.40%[3]
Institutional Class (MINCX)	n.a.	n.a.	n.a.	3.73%[1]	11/30/11	1.78%[2]
After Fee Waiver and Reimbursement						1.25%[3]
Matthews Asian Growth & Income Fund
Investor Class (MACSX)	-3.68%	4.08%	12.33%	10.49%	9/12/94	1.12%
Institutional Class (MICSX)	-3.55%	n.a.	n.a.	0.33%	10/29/10	0.99%
Matthews Asia Dividend Fund
Investor Class (MAPIX)	-3.30%	6.95%	n.a.	9.51%	10/31/06	1.10%
Institutional Class (MIPIX)	-3.21%	n.a.	n.a.	0.51%	10/29/10	1.00%
Matthews China Dividend Fund
Investor Class (MCDFX)	-7.25%	n.a.	n.a.	6.50%	11/30/09	1.52%
After Fee Waiver and Reimbursement						1.50%[4]
Institutional Class (MICDX)	-7.05%	n.a.	n.a.	-1.04%	10/29/10	1.31%
Matthews Asia Growth Fund
Investor Class (MPACX)	-8.58%	1.94%	n.a.	8.86%	10/31/03	1.18%
Institutional Class (MIAPX)	-8.46%	n.a.	n.a.	-3.12%	10/29/10	1.03%
Matthews Pacific Tiger Fund
Investor Class (MAPTX)	-8.34%	4.73%	14.57%	8.68%	9/12/94	1.11%
Institutional Class (MIPTX)	-8.20%	n.a.	n.a.	-2.80%	10/29/10	0.95%
Matthews China Fund
Investor Class (MCHFX)	-17.13%	2.81%	14.40%	10.72%	2/19/98	1.13%
Institutional Class (MICFX)	-16.94%	n.a.	n.a.	-11.45%	10/29/10	0.96%
Matthews India Fund
Investor Class (MINDX)	-23.88%	-0.16%	n.a.	9.33%	10/31/05	1.18%
Institutional Class (MIDNX)	-23.72%	n.a.	n.a.	-18.35%	10/29/10	0.99%
Matthews Japan Fund
Investor Class (MJFOX)	-5.69%	-3.92%	2.98%	3.52%	12/31/98	1.21%
Institutional Class (MIJFX)	-5.54%	n.a.	n.a.	3.59%	10/29/10	1.07%
Matthews Korea Fund
Investor Class (MAKOX)	-10.28%	-0.76%	10.84%	5.13%	1/3/95	1.18%
Institutional Class (MIKOX)	-10.08%	n.a.	n.a.	3.51%	10/29/10	1.07%
Matthews Asia Small Companies Fund
Investor Class (MSMLX)	-17.24%	n.a.	n.a.	17.56%	9/15/08	1.52%
Matthews China Small Companies Fund
Investor Class (MCSMX)	-26.16%	n.a.	n.a.	-27.23%	5/31/11	5.32%[2]
After Fee Waiver and Reimbursement						2.00%[5]
Matthews Asia Science and Technology Fund
Investor Class (MATFX)	-12.69%	-0.38%	9.12%	-0.71%	12/27/99	1.21%

*  These figures are from the Funds' current prospectus and may differ from the actual expense ratios for the preceding fiscal year, as shown in the Financial Highlights section of this report.

1  Actual return for fiscal period beginning 11/30/11 through 6/30/12, not annualized.

2  Gross annual operating expenses for 2011 are annualized.

3  Matthews has contractually agreed to waive fees and reimburse expenses until August 31, 2014 to the extent needed to limit Total Annual Fund Operating Expenses to 1.25% for the Institutional Class and agreed to reduce the expense ratio by an equal amount for the Investor Class. Because certain expenses of the Investor Class may be higher than the Institutional Class, the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may exceed 1.25%. The amounts of the waivers and reimbursements are based on estimated Fund expenses. The fee waiver and expense reimbursement may be terminated at any time by the Fund on 60 days' written notice.

4  The Advisor has contractually agreed to waive the Fund's fees and reimburse expenses until at least August 31, 2013 to the extent needed to limit total annual operating expenses to 1.50%.

5  The Advisor has contractually agreed to waive the Fund's fees and reimburse expenses until at least August 31, 2014 to the extent needed to limit total annual operating expenses to 2.00%.

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds' fees and expenses had not been waived, returns would have been lower. For the Funds' most recent month-end performance, please call 800.789.ASIA (2742) or visit matthewsasia.com.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international and emerging markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds' prospectus and Statement of Additional Information for more risk disclosure.

Contents

Message to Shareholders	2

Manager Commentaries, Fund Characteristics and Schedules of Investments:

ASIA FIXED INCOME STRATEGY

Matthews Asia Strategic Income Fund	4

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund	9

Matthews Asia Dividend Fund	14

Matthews China Dividend Fund	19

ASIA GROWTH STRATEGIES

Matthews Asia Growth Fund	24

Matthews Pacific Tiger Fund	29

Matthews China Fund	34

Matthews India Fund	39

Matthews Japan Fund	44

Matthews Korea Fund	49

ASIA SMALL COMPANY STRATEGIES

Matthews Asia Small Companies Fund	54

Matthews China Small Companies Fund	59

ASIA SPECIALTY STRATEGY

Matthews Asia Science and Technology Fund	64

Disclosures	68

Index Definitions	69

Disclosure of Fund Expenses	70

Statements of Assets and Liabilities	72

Statements of Operations	75

Statements of Changes in Net Assets	78

Financial Highlights	85

Notes to Financial Statements	98

Cover photo: Open umbrella under tree, Kyoto, Japan

This report has been prepared for Matthews Asia Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds' investment objectives, risks and expenses. Additional copies of the prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of June 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund's future investment intent. Current and future portfolio holdings are subject to risk.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

Matthews Asia Funds are distributed in the United States by Foreside Funds Distributors LLC, Berwyn, Pennsylvania

Matthews Asia Funds are distributed in Latin America by HMC Partners

"We focus on companies that we believe will be good stewards of capital; that allocate investments carefully and delight in creating value for shareholders..."

Message to Shareholders
from the Investment Advisor

July 2012

Dear Fellow Shareholders,

According to legend, King Midas gained the power to turn everything that he touched into gold. Delighted with this power, he touched the branch of a tree and it turned to gold. But he soon found himself unable to drink or eat as anything that touched his lips aurified instantly. His final tragedy came when, heedless of his despairing protests, his daughter embraced him and thus was transformed into a priceless, lifeless golden statue. Midas had managed to deprive his life of all value.

I see parallels in the current market environment. Cash, cash and cash—it is all that anyone seems to care about at the moment. European nations need it to pay down debt as do U.S. homeowners and China's local governments. Central banks, meanwhile, seem disinclined to increase the rate at which new cash is supplied. That is the case even in the U.S. and Europe, but it is particularly striking in Asia where central banks have been following quite a tight policy. This has all led to a scramble for cash and, as a consequence, machines idle and rust and labor languishes unemployed. At least in my view, these investors appear to be focusing on the value of cash to the extent that they lose sight of value elsewhere. Midas eventually starved for his love of gold and it is hard not to draw the conclusion that love of cash is starving the world of economic activity and starving labor of potential productivity.

Investors have also bid up prices of the "next best thing to cash"—U.S. treasuries, for example. And they have bid down prices of what are seen as riskier assets such as Asian equities. The notion of a "risk on, risk off" narrative has also added the fuel of a short-term mentality to this investment approach. It has brought valuations in Asia's markets down to levels that are below historic 20-year averages. At the end of the second quarter, a broad-based universe of Asia ex-Japan stocks was trading on about 10X forward 12-month earnings. This is about a 20% discount to that 20-year average, which has historically been an infrequent occurrence. The current Asia ex-Japan dividend yield of 2.7% is similarly infrequently seen. Given the slow drips of bad news out of the U.S. and Europe, the markets have had plenty of time to ruminate on risks to short-term and long-term growth. This is not a fast-moving crisis, and much analysis has been focused on the issues concerning investors. This means it is not something that the markets have had to try to digest quickly with no past knowledge, insight or experience. Consequently, the low valuations are based on relatively subdued forecasts for the near term. Margins are expected to decline year-over-year.

For us, it does mean that there is more value in the markets than there has been in a while. And as a portfolio manager, it is always enticing to see established, seasoned businesses offering good dividend or cash flow yields, particularly when convinced of the long-term demand for their services or products. The frustration of a portfolio manager is, of course, that at the very time when there are so many enticing options, you often don't have the cash to capture that value. At Matthews, portfolio managers witness the high value many investors place on cash—one of the things that we value least. Cash levels in the Funds reflect this. We generally remain fully invested.

2 MATTHEWS ASIA FUNDS

It is not that we don't care about cash—indeed we focus on companies that we believe will be good stewards of capital; that allocate investments carefully, and delight in creating value for shareholders or returning cash to them. As portfolio managers, we are interested in cash only to immediately put it to work, for we see a greater value in what we believe to be the underappreciated potential of Asia's 4 billion people. In the past, extreme demand for cash has often been transitory—which is not the assumption that markets seem to be making about today's world. The "new normal" and similar discussions of a loss of potential output in the global economy make sense to me only if they are a surrender to the idea that this love of cash will be much longer-lasting. Whether or not that assumption is right, it seems to be less appropriate for Asia, where the proximate cause of demand for cash may be the fact that policymakers and central banks have been following relatively tight policies. Compare this policy conservatism with the rest of the world in which one can blame the accumulation of excessive debt over years, even decades. For us, it remains a view that seems to be at odds with the broad sweep of Asia's development and also with our discussions in recent company meetings.

We are meeting companies at a faster pace this year than we did last year. This is partly because we are in the enviable position of having been able to increase our investment team's research resources over the past year and now have "more hands on the wheel." It is also because during these times, when everyone is focusing on cash, short-term trends and the macro picture, we think it is best to take a view which the market may view as contrarian.

As I mentioned in some of my previous communications, we spend a lot of time looking at India and China, particularly small-capitalization companies. But, in truth, the opportunities are quite broad-based across countries and industries. We have seen some effect of the slowdown in global growth. Nevertheless, many of the companies we visit are focused on domestic demand and are somewhat insulated from the weakness in Europe and the U.S.

The portfolios remain fully invested: biased toward businesses that we believe will grow profitably over the coming decades from the growth in spending of Asia's households, the development of new products, the enjoyment of new services and the enhanced expression of individual tastes and preferences. As such we hope to avoid King Midas's fate, to focus instead on what can be valued over the long term.

As always, it is a privilege to act as your investment advisor.

Robert Horrocks, PhD
Chief Investment Officer
Matthews International Capital Management, LLC

Shareholder Notification

Dear Valued Investor,

Beginning with the quarter ending September 30, 2012, Matthews will cease its production of the First Quarter and Third Quarter shareholder reports. The information previously contained in these reports has been and will continue to be available on matthewsasia.com.

As many of our communications are now accessed primarily online, we believe that eliminating these reports—and publishing the information online—is not only a more time-efficient means of communicating updates, but will also result in cost savings for shareholders. All elements previously contained in the First and Third Quarter reports can be found on matthewsasia.com, including:

•  Message to Shareholders from the Investment Advisor

•  Fund Manager Commentaries

•  Performance and Expenses

•  Top 10 and Portfolio Holdings

•  Fund Characteristics

matthewsasia.com | 800.789.ASIA 3

ASIA FIXED INCOME STRATEGY

PORTFOLIO MANAGERS

Teresa Kong, CFA

Lead Manager

Gerald M. Hwang, CFA, Robert J. Horrocks, PhD

Co-Managers

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAINX	MINCX
CUSIP	577125503	577125602
Inception	11/30/11	11/30/11
NAV	$10.18	$10.18
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.93%	1.78%
After fee waiver, Reimbursement and Recoupment	1.40%	1.25%

Portfolio Statistics

Total # of Positions	46
Net Assets	$23.2 million
Modified Duration	5.1 years[2]
Portfolio Turnover	3.66%[3]

Benchmarks

HSBC Asian Local Bond Index

J.P. Morgan Asia Credit Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return over the long term with an emphasis on income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in income-producing securities including, but not limited to, debt and debt-related instruments issued by governments, quasi-governmental entities, supra-national institutions, and companies in Asia. Investments may be denominated in any currency, and may represent any part of a company's capital structure from debt to equity or with features of both.

1  Gross annual operating expenses for the Fund for 2011 are annualized. The Advisor has contractually agreed to waive fees and reimburse expenses until August 31, 2014 to the extent needed to limit Total Annual Fund Operating Expenses to 1.25% for the Institutional Class and agreed to reduce the expense ratio by an equal amount for the Investor Class. Because certain expenses of the Investor Class may be higher than the Institutional Class, the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may exceed 1.25%. The amounts of the waivers and reimbursements are based on estimated Fund expenses. The fee waiver and expense reimbursement may be terminated at any time by the Fund on 60 days' written notice. Matthews Asia Funds does not charge 12b-1 fees.

2  Modified duration measures the percent change in value of the fixed income portion of the portfolio in response to a 1% change in interest rates. In a multi-currency denominated portfolio with sensitivities to different interest rate regimes, modified duration will not accurately reflect the change in value of the overall portfolio from a change in any one interest rate regime.

3  Not annualized. The Fund commenced operations on November 30, 2011. The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Strategic Income Fund

Portfolio Manager Commentary

For the first half of 2012, the Matthews Asia Strategic Income Fund gained 4.18% (Investor Class) and 4.27% (Institutional Class) while its primary benchmark, the HSBC Asian Local Bond Index and its secondary benchmark, the J.P. Morgan Asia Credit Index, gained 2.35% and 6.68%, respectively. For the quarter ended June 30, the Fund returned 0.59% (Investor Class) and 0.64% (Institutional Class), while the indices returned –0.42% and 2.60%, respectively.

Overall, securities with consistent and sustainable cash flows did well during this period of uncertainty and low global yields. The top contributor to performance by issuer was the Republic of Philippines during the second quarter. Philippines bonds rallied on positive performance in credit, currency and interest rates. The credit spread on the U.S. dollar-denominated Republic of Philippines bonds tightened on expectations that this sovereign will be the next to be upgraded to investment grade status. The Philippine peso was the second best returning currency after the Japanese yen over the quarter with a spot return of 1.82%. The country's robust economy and continued foreign inflows sustained the strength of the peso. The policy rate remained stable at 4%, with inflation coming in lower than expected despite robust GDP growth. Local interest rates fell with greater demand for the Republic of Philippines bonds, driving up prices.

The biggest detractors to performance during the second quarter included positions denominated in Indonesian rupiah and Malaysian ringgit and the Japanese yen. The Fund's Indonesian rupiah-denominated, Indonesian Government bonds (due 2021) and Malaysian ringgit-denominated Malaysian Government bonds (due 2021) lagged due to the underperformance of these currencies relative to the U.S. dollar. Conversely, the Fund's short position in a Japanese yen currency forward underperformed due to the outperformance of the Japanese yen against the U.S. dollar.

Across global bond markets, government yields have hit historic lows. The U.S. 10-year Treasury yield reached 1.45% in June, the lowest yield since the founding of the New York Stock Exchange in 1792. At the same time, yields for Hong Kong and Singapore government bonds also hit multi-decade lows of 0.97% and 1.40%, respectively. This leads us to conclude that central banks are willing to keep interest rates low so capital remains cheap in order to re-start growth. It is at times like this when investors seem to have an insatiable appetite for assets considered "risk-free." We believe a contrarian approach is appropriate. Hence, we have adjusted the portfolio's credit, currency and interest rate positioning.

First on credit, we want to highlight the Fund's increased exposure to Chinese property. Chinese property is going through a perfect storm on three fronts: A slowdown in exports driven by the recession in Europe and slow recovery in the U.S.; the oversupply of residential property driven by China's stimulus in 2008—2009; and uncertainty stemming from China's once in a decade power transition. While the problems in Europe and the U.S. are persistent, we see China's housing oversupply and political issues as temporary in nature and may already be on the mend. While the property sector as a whole still faces challenges, we are finding value in solid companies whose bonds have priced in much of the downside. Specifically, we like developers with large shares in their local markets, strong balance sheets and access to capital. We believe these developers are likely going to gain market share at the detriment of

(continued)

4 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2012

	Actual Return, Not Annualized
	3 Months	Since Inception	Inception Date
Investor Class (MAINX)	0.59%	3.64%	11/30/11
Institutional Class (MINCX)	0.64%	3.73%	11/30/11
HSBC Asian Local Bond Index[4]	-0.42%	3.13%
J.P. Morgan Asia Credit Index[4]	2.60%	7.63%
Lipper Emerging Market Debt Category Average[5]	-0.07%	6.83%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4  It is not possible to invest directly in an index. Source: Index data from HSBC and J.P. Morgan; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 69 for index definition.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

INCOME DISTRIBUTION HISTORY

	2012					2011
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor Class (MAINX)	$0.09	$0.07	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	$0.02	$0.02
Institutional Class (MINCX)	$0.10	$0.07	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	$0.02	$0.02

Note: This table does not include capital gains distributions. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

3.87% (Investor Class) 4.02% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/12, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc

YIELD TO WORST:

4.93%

Yield to worst is the lowest yield that can be received on a bond assuming that the issuer does not default. It is calculated by utilizing the worst case assumptions for a bond with respect to certain income-reducing factors, including prepayment, call or sinking fund provisions. It does not represent the yield that an investor should expect to receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

TOP TEN POSITIONS6

	Sector	Currency	% Net Assets
Malaysian Government Bond, 4.160%, 7/15/2021	Government Bonds	Malaysian Ringgit	7.1%
Indonesia Government Bond, 8.250%, 7/15/2021	Government Bonds	Indonesian Rupiah	4.7%
Korea Treasury Bond, 3.500%, 9/10/2016	Government Bonds	Korean Won	3.8%
Longfor Properties Co., Ltd., 9.500%, 4/7/2016	Financials	U.S. Dollar	3.4%
Melco Crown Entertainment, Ltd., 3.750%, 5/9/2013	Consumer Discretionary	Chinese Renminbi	3.3%
Republic of Philippines, 6.250%, 1/14/2036	Government Bonds	Philippine Peso	3.3%
KWG Property Holding, Ltd., 12.500%, 8/18/2017	Financials	U.S. Dollar	3.1%
Galaxy Entertainment Group, Ltd., 4.625%, 12/16/2013	Consumer Discretionary	Chinese Renminbi	3.1%
Axiata SPV1 Labuan, Ltd., 5.375%, 4/28/2020	Telecommunication Services	U.S. Dollar	3.0%
Global Logistic Properties, Ltd., 3.375%, 5/11/2016	Financials	Chinese Renminbi	3.0%
% OF ASSETS IN TOP TEN			37.8%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

CURRENCY ALLOCATION (%)7,8

U.S. Dollar (USD)	44.1
Chinese Renminbi (CNY)	11.4
Korean Won (KRW)	8.9
Malaysian Ringgit (MYR)	8.5
Philippine Peso (PHP)	6.1
Singapore Dollar (SGD)	5.3
Indonesian Rupiah (IDR)	4.7
Thai Baht (THB)	3.4
Hong Kong Dollar (HKD)	2.7
Cash and Other Assets, Less Liabilities	4.9

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8  Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

COUNTRY ALLOCATION (%)8

(By issuer's country of risk)

China/Hong Kong	27.7
Philippines	14.7
South Korea	12.5
Malaysia	11.5
Indonesia	9.8
Thailand	7.1
Singapore	6.6
Australia	2.6
Sri Lanka	1.6
Japan	1.0
Cash And Other Assets, Less Liabilities	4.9

matthewsasia.com | 800.789.ASIA 5

SECTOR ALLOCATION (%)9

Government Bonds	34.9
Financials	28.7
Consumer Discretionary	8.6
Industrials	8.2
Telecommunication Services	5.0
Energy	4.9
Utilities	3.2
Information Technology	1.6
Cash and Other Assets, Less Liabilities	4.9

ASSET TYPE BREAKDOWN (%)9,10

Corporate Bonds	53.4
Government Bonds	34.9
Common Equities and ADRs	6.8
Cash and Other Assets, Less Liabilities	4.9

9  Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

10  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Strategic Income Fund

Portfolio Manager Commentary (continued)

smaller players who are over-leveraged or do not have the balance sheets to ride out this downturn.

Second, in terms of our currency exposure, on the margin, we have found more interesting opportunities in U.S. dollar-denominated Asian corporate bonds. Our U.S. dollar exposure is approximately 5% higher than it was at the end of the first quarter and is about 10% higher than it was at the end of 2011. During the quarter, we reduced the portfolio's exposure to the Indonesian rupiah (by selling rupiah-denominated Indonesian Government bonds) given the country's overly loose monetary policy and increasingly protectionist policies that could depress foreign interest going forward. These policies include limiting participation of foreign banks in Indonesia's foreign exchange market, as well as potential limitations on foreign ownership of Indonesian banks.

Finally, in terms of interest rate exposure, we moderated our exposure to Indonesia given our view that interest rates were much more likely to rise than fall. We saw the long end of the yield curve as being especially vulnerable given the relative flatness of the curve. As such, we sold our long-dated Indonesian Government bonds. We believe shorter-term rates are relatively anchored since we don't anticipate Bank Indonesia lowering or raising rates in the medium term.

As always, we will continue to focus on valuations. We believe the market is overly focused on macro events and outcomes rather than security selection, leaving certain issues undervalued. Accordingly, we anticipate taking positions in securities where our own views may differ from implied market expectations of the securities' credit, currency and interest rates.

Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets.

6 MATTHEWS ASIA FUNDS

Matthews Asia Strategic Income Fund  June 30, 2012

Schedule of Investmentsa (unaudited)

FOREIGN GOVERNMENT OBLIGATIONS: 34.9%

	Face Amount*		Value
SOUTH KOREA: 8.9%
Korea Treasury Bond 3.500%, 09/10/16	KRW	1,000,000,000	$875,701
Korea Treasury Bond 5.750%, 09/10/18	KRW	500,000,000	489,742
Korea Treasury Bond 3.250%, 12/10/14	KRW	500,000,000	436,138
Korea Treasury Bond 4.000%, 09/10/15	KRW	300,000,000	266,846
Total South Korea			2,068,427
MALAYSIA: 8.5%
Malaysian Government Bond 4.160%, 07/15/21	MYR	5,000,000	1,655,390
Malaysian Government Bond 3.580%, 09/28/18	MYR	1,000,000	318,904
Total Malaysia			1,974,294
PHILIPPINES: 7.9%
Republic of Philippines 6.250%, 01/14/36	PHP	30,000,000	759,167
Republic of Philippines 6.375%, 01/15/32		500,000	631,250
Republic of Philippines 4.950%, 01/15/21	PHP	18,000,000	445,087
Total Philippines			1,835,504
INDONESIA: 6.0%
Indonesia Government Bond 8.250%, 07/15/21	IDR	9,000,000,000	1,094,037
Republic of Indonesia 5.875%, 03/13/20		250,000	288,125
Total Indonesia			1,382,162
THAILAND: 2.0%
Thailand Government Bond 4.250%, 03/13/13	THB	15,000,000	475,884
Total Thailand			475,884
SRI LANKA: 1.6%
Republic of Sri Lanka 7.400%, 01/22/15		350,000	374,500
Total Sri Lanka			374,500
TOTAL FOREIGN GOVERNMENT OBLIGATIONS			8,110,771
(Cost $8,094,663)

CORPORATE BONDS: 53.4%

	Face Amount*		Value
CHINA/HONG KONG: 25.0%
Longfor Properties Co., Ltd. 9.500%, 04/07/16		750,000	$783,750
Melco Crown Entertainment, Ltd. 3.750%, 05/09/13	CNY	5,000,000	777,925
KWG Property Holding, Ltd. 12.500%, 08/18/17		750,000	726,039
Galaxy Entertainment Group, Ltd. 4.625%, 12/16/13	CNY	4,500,000	708,895
FPT Finance, Ltd. 6.375%, 09/28/20		550,000	573,312
Hutchison Whampoa International 11, Ltd. 4.625%, 01/13/22[b]		500,000	524,540
Standard Chartered Bank Hong Kong, Ltd. 4.150%[c], 10/27/21	SGD	500,000	406,627
Wharf Finance No. 1, Ltd. 4.500%, 07/20/21	SGD	500,000	392,801
Tencent Holdings, Ltd. 4.625%, 12/12/16[b]		350,000	361,389
Fita International, Ltd. 7.000%, 02/10/20		300,000	312,217
Beijing Enterprises Water Group, Ltd. 3.750%, 06/30/14	CNY	1,500,000	234,165
Total China/Hong Kong			5,801,660
PHILIPPINES: 5.9%
Alliance Global Group, Inc. 6.500%, 08/18/17		550,000	579,958
SM Investments Corp. 5.500%, 10/13/17		500,000	507,002
International Container Terminal Services, Inc. 7.375%, 03/17/20		250,000	276,929
Total Philippines			1,363,889
SINGAPORE: 4.7%
Global Logistic Properties, Ltd. 3.375%, 05/11/16	CNY	4,500,000	687,924
Oversea-Chinese Banking Corp., Ltd. 3.750%[c], 11/15/22		400,000	401,941
Total Singapore			1,089,865
THAILAND: 3.8%
Bangkok Bank Public Co., Ltd. 9.025%, 03/15/29		500,000	612,500
PTTEP Canada International Finance, Ltd. 5.692%, 04/05/21[b]		250,000	266,680
Total Thailand			879,180
INDONESIA: 3.8%
PT Berau Coal Energy 7.250%, 03/13/17[b]		400,000	389,000
PT Adaro Indonesia 7.625%, 10/22/19[b]		250,000	265,000
Berau Capital Resources Pte., Ltd. 12.500%, 07/08/15		200,000	220,000
Total Indonesia			874,000

matthewsasia.com | 800.789.ASIA 7

Matthews Asia Strategic Income Fund  June 30, 2012

Schedule of Investmentsa (unaudited) (continued)

CORPORATE BONDS (continued)

	Face Amount*		Value
SOUTH KOREA: 3.6%
Kia Motors Corp. 3.625%, 06/14/16		500,000	$513,385
Korea Hydro & Nuclear Power Co., Ltd. 4.750%, 07/13/21		300,000	326,133
Total South Korea			839,518
MALAYSIA: 3.0%
Axiata SPV1 Labuan, Ltd. 5.375%, 04/28/20		650,000	705,871
Total Malaysia			705,871
AUSTRALIA: 2.6%
Macquarie Bank, Ltd. 6.625%, 04/07/21		600,000	602,001
Total Australia			602,001
JAPAN: 1.0%
ORIX Corp. 4.000%, 11/29/14	CNY	1,500,000	234,839
Total Japan			234,839
TOTAL CORPORATE BONDS			12,390,823
(Cost $12,242,828)

COMMON EQUITIES: 6.8%

	Shares
CHINA/HONG KONG: 2.7%
The Link REIT	55,000	225,437
HSBC Holdings PLC	24,000	212,330
Power Assets Holdings, Ltd.	25,000	187,605
Total China/Hong Kong		625,372
SINGAPORE: 1.9%
StarHub, Ltd.	90,000	243,939
Ascendas REIT	110,000	187,654
Total Singapore		431,593
THAILAND: 1.3%
Kasikornbank Public Co., Ltd.	60,000	309,371
Total Thailand		309,371
	Shares	Value
PHILIPPINES: 0.9%
Globe Telecom, Inc.	8,000	$212,495
Total Philippines		212,495
TOTAL COMMON EQUITIES		1,578,831
(Cost $1,423,659)
TOTAL INVESTMENTS: 95.1%		22,080,425
(Cost $21,761,150d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 4.9%		1,147,620
NET ASSETS: 100.0%		$23,228,045

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund's Board of Directors.

c  Variable rate security. The rate represents the rate in effect at June 30, 2012.

d  Cost for federal income tax purposes is $21,761,150 and net unrealized appreciation consists of:

Gross unrealized appreciation	$484,699
Gross unrealized depreciation	(165,424)
Net unrealized appreciation	$319,275

*  All values are in USD unless otherwise noted.

CNY  Chinese Renminbi (Yuan)

IDR  Indonesian Rupiah

JPY  Japanese Yen

KRW  Korean Won

MYR  Malaysian Ringgit

PHP  Philippine Peso

REIT  Real Estate Investment Trust

SGD  Singapore Dollar

THB  Thai Baht

USD  U.S. Dollar

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

	Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
LONG	SGD	1,000,000	USD	776,072	Brown Brothers Harriman	09/05/12	$13,397
SHORT	USD	776,072	JPY	60,927,861	Brown Brothers Harriman	09/05/12	$13,116

FINANCIAL FUTURES CONTRACTS SOLD AS OF JUNE 30, 2012 WERE AS FOLLOWS:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
10	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September, 2012	$1,333,750	$7,525

See accompanying notes to financial statements.

8 MATTHEWS ASIA FUNDS

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Robert J. Horrocks, PhD

Lead Manager

Kenneth Lowe, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MACSX	MICSX
CUSIP	577130206	577130842
Inception	9/12/94	10/29/10
NAV	$16.30	$16.30
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.12%	0.99%

Portfolio Statistics

Total # of Positions	67
Net Assets	$3.3 billion
Weighted Average Market Cap	$26.1 billion
Portfolio Turnover	16.54%[2]

Benchmark

MSCI AC Asia ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation. The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying common stock, preferred stock and other equity securities, and convertible securities as well as fixed-income securities, of any duration or quality, of companies located in Asia, including developed, emerging and frontier countries and markets in the Asian region.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary

For the first half of 2012, the Matthews Asian Growth and Income Fund gained 9.51% (Investor Class) and 9.67% (Institutional Class), outperforming its benchmark, the MSCI All Country Asia ex Japan Index, which returned 6.10%. While Asia's stock markets declined in the second quarter, the Fund was able to outperform in this environment. For the quarter ended June 30, the Fund fell –1.35% (Investor Class) and –1.28% (Institutional Class), while its benchmark returned –6.74%.

Detractors to Fund performance over the quarter included, perhaps not surprisingly, the more cyclical industries such as energy, materials and industrials. Contributors to performance included telecommunications businesses, broadcast media, health care companies and some select consumer businesses. We believe the divergences in performance were mainly due to marginal investors taking a very short-term view of profits and trying to guess the course of major macroeconomic events for the remainder of the year.

We continue to evaluate new opportunities with the same philosophy as in the past. The strategy has sought downside protection with some participation on the upside—or what we sometimes refer to as "optionality" in the securities we own. This can be found through the type of security purchased, such as a convertible bond; by the kind of business purchased; or by taking advantage of valuations (particularly dividend yield) and what we see as perverse market sentiment. More recently, we have focused on identifying gaps between what we judge to be short-term market sentiment and our longer-term view of the world.

Starting with convertible bonds, we added to our position in the long-dated convertible bond of an Australian-based insurer, QBE Funding Trust. The bond offers a U.S. dollar yield to put of about 3%—the annualized yield should investors decide to sell back to the company at the next available call date. In addition, since the maturity date for the bond is May 2030, we stand to benefit from any improvement in the underlying business, which has been depressed now for five years. We exited smaller convertible bond positions that had less attractive risk-return profiles.

During the quarter, we also exited two relatively volatile equity positions—one was a Japanese manufacturer of photonics equipment and the other an Australian retailer. Shedding these positions allowed us to add a new position in BHP Billiton, an Australian-based natural resource giant. Typically, the energy and materials sectors have not held major weightings in the Fund. However, BHP is a large, dominant company in control of assets for which there should be long-term demand and its common stock was yielding close to 4% at the end of the second quarter, an attractive yield for this portfolio. BHP management has also postponed some capital expenditure and its CEO has announced: "We are not in the commodity business; we are in the shareholder return business." We wholeheartedly embrace the sentiments behind his comments.

We also added two holdings with long histories in Asia: AIA Group, a regional insurance company founded in 1919 and Jardine Matheson Holdings, a conglomerate that was founded in the 1800s. AIA has a leading position in developed markets such as Hong Kong and Singapore and a footprint in Asia's developing markets. Besides its long history in the region, AIA also exhibits an impressive professionalism and focus on

(continued)

matthewsasia.com | 800.789.ASIA 9

PERFORMANCE AS OF JUNE 30, 2012

		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MACSX)	-1.35%	-3.68%	11.46%	4.08%	12.33%	10.49%	9/12/94
Institutional Class (MICSX)	-1.28%	-3.55%	n.a.	n.a.	n.a.	0.33%	10/29/10
MSCI AC Asia ex Japan Index[3]	-6.74%	-13.15%	10.25%	0.82%	11.78%	3.42%[4]
Lipper Pacific Region Funds Category Average[5]	-5.56%	-9.80%	7.39%	-3.10%	7.37%	3.12%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2012			2011
	June	December	Total	June	December	Total
Investor Class (MACSX)	$0.20	n.a	n.a	$0.27	$0.21	$0.48
Institutional Class (MICSX)	$0.21	n.a	n.a	$0.28	$0.22	$0.50

Note: This table does not include capital gains distributions. Institutional Class Shares were first offered on October 29, 2010. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

2.91% (Investor Class) 3.07% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/12, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.43%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 69 for index definition.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	Country	% Net Assets
Singapore Technologies Engineering, Ltd.	Industrials	Singapore	3.9%
Telstra Corp., Ltd.	Telecommunication Services	Australia	3.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	3.3%
China Petroleum & Chemical Corp. (Sinopec), Cnv., 0.000%, 4/24/2014	Energy	China/Hong Kong	3.1%
CLP Holdings, Ltd.	Utilities	China/Hong Kong	3.1%
HSBC Holdings PLC	Financials	China/Hong Kong	3.0%
Hisamitsu Pharmaceutical Co., Inc.	Health Care	Japan	3.0%
Ascendas REIT	Financials	Singapore	2.8%
PTT Public Co., Ltd.	Energy	Thailand	2.7%
AMMB Holdings BHD	Financials	Malaysia	2.4%
% OF ASSETS IN TOP TEN			30.9%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

10 MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary (continued)

maintaining this competitive advantage over the long term. Whilst the absolute yield of the equity is not high—forecasts for the next 12 months suggest yield just short of 1.5%, that yield is growing due to careful management of the firm's capital and the breadth and quality of the franchise offers some protection from market volatility.

Focused traditionally on China, Jardine Matheson Holdings has more recently expanded into the fast-growing Indonesian economy and its businesses span across several industries including consumer staples, leisure, real estate, motor distribution and logistics. The common stock enjoys a dividend yield of about 2.4% and a free cash flow yield of about 7.4%. The company has been able to navigate Asia's political and financial upheavals throughout nearly two centuries. Its management has proven itself to be careful stewards of capital and we expect this to continue.

Undoubtedly, there are still risks in the markets—not least, the continued slowdown in China due to the determination of authorities to try to prevent a real estate bubble. Fumbles in Western economic policy still affect sentiment toward Asian markets. However, we approach the future with optimism, as we see opportunities to buy compelling business in various sectors at attractive valuations.

COUNTRY ALLOCATION (%)7

China/Hong Kong	26.8
Singapore	18.9
Australia	9.4
Thailand	7.8
Japan	6.3
South Korea	5.9
India	5.5
Taiwan	5.3
Malaysia	5.1
Indonesia	2.9
United Kingdom	1.9
Philippines	1.7
Vietnam	1.2
Cash and Other Assets, Less Liabilities	1.3

SECTOR ALLOCATION (%)

Financials	29.7
Telecommunication Services	14.7
Industrials	14.2
Utilities	7.7
Energy	6.9
Health Care	6.7
Consumer Discretionary	6.3
Consumer Staples	5.3
Information Technology	4.6
Materials	2.6
Cash and Other Assets, Less Liabilities	1.3

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	68.6
Mid Cap ($1B–$5B)	23.9
Small Cap (under $1B)	6.2
Cash and Other Assets, Less Liabilities	1.3

ASSET TYPE BREAKDOWN (%)9

Common Equities	80.4
Convertible Bonds	15.0
Preferred Equities	3.1
Corporate Bonds	0.2
Cash and Other Assets, Less Liabilities	1.3

7  Australia, United Kingdom and Japan are not included in the MSCI All Country Asia ex Japan Index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

9  Bonds are not included in the MSCI All Country Asia ex Japan Index.

matthewsasia.com | 800.789.ASIA 11

Matthews Asian Growth and Income Fund  June 30, 2012

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 80.4%

	Shares	Value
CHINA/HONG KONG: 22.0%
CLP Holdings, Ltd.	11,771,700	$100,045,971
HSBC Holdings PLC ADR	2,230,333	98,424,595
AIA Group, Ltd.	19,459,600	67,214,617
China Pacific Insurance Group Co., Ltd. H Shares	20,355,800	66,428,693
Hang Lung Properties, Ltd.	19,139,920	65,470,376
Television Broadcasts, Ltd.	8,897,000	62,021,468
China Mobile, Ltd. ADR	905,500	49,503,685
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	43,012,000	48,013,455
Vitasoy International Holdings, Ltd.†	51,771,000	43,506,325
VTech Holdings, Ltd.	3,405,300	40,675,652
Jardine Matheson Holdings, Ltd.	736,000	35,850,779
Citic Telecom International Holdings, Ltd.†	132,231,000	24,130,131
Cafe' de Coral Holdings, Ltd.	6,726,000	17,995,324
I-CABLE Communications, Ltd.[b]	2,870,000	138,360
Total China/Hong Kong		719,419,431
SINGAPORE: 14.6%
Singapore Technologies Engineering, Ltd.	52,104,125	128,450,746
Ascendas REIT	53,925,000	91,993,304
Keppel Corp., Ltd.	8,415,900	68,947,418
United Overseas Bank, Ltd.	3,861,000	57,334,053
SIA Engineering Co., Ltd.	10,768,000	34,038,381
Cerebos Pacific, Ltd.	7,740,000	32,342,880
ARA Asset Management, Ltd.	28,381,100	32,133,029
Singapore Post, Ltd.	38,209,000	31,880,558
Total Singapore		477,120,369
THAILAND: 7.8%
PTT Public Co., Ltd.	8,719,200	89,316,850
BEC World Public Co., Ltd.	30,807,800	49,373,261
Glow Energy Public Co., Ltd.	21,887,400	42,986,711
Land & Houses Public Co., Ltd. NVDR	145,090,300	36,019,558
Banpu Public Co., Ltd.	2,480,250	35,253,914
Total Thailand		252,950,294
AUSTRALIA: 7.4%
Telstra Corp., Ltd.	31,377,088	118,885,252
CSL, Ltd.	1,758,532	71,329,094
Macquarie Group, Ltd.	1,879,326	50,749,103
Total Australia		240,963,449
JAPAN: 6.3%
Hisamitsu Pharmaceutical Co., Inc.	1,983,600	97,622,058
Japan Real Estate Investment Corp., REIT	7,889	72,332,312
NTT DoCoMo, Inc.	22,250	37,024,057
Total Japan		206,978,427
	Shares	Value
TAIWAN: 5.3%
Taiwan Semiconductor Manufacturing Co., Ltd.[b]	20,673,187	$56,592,193
Taiwan Semiconductor Manufacturing Co., Ltd. ADR[b]	3,558,724	49,679,787
Chunghwa Telecom Co., Ltd. ADR	1,277,525	40,152,611
Taiwan Hon Chuan Enterprise Co., Ltd.	9,901,193	22,303,528
CyberLink Corp.	1,146,770	3,346,798
Total Taiwan		172,074,917
MALAYSIA: 5.1%
AMMB Holdings BHD	40,175,100	79,985,252
Axiata Group BHD	29,634,423	51,298,507
Telekom Malaysia BHD	20,245,551	36,189,871
Total Malaysia		167,473,630
INDONESIA: 2.9%
PT Perusahaan Gas Negara Persero	141,686,000	53,640,056
PT Telekomunikasi Indonesia Persero ADR	1,153,600	40,179,888
Total Indonesia		93,819,944
SOUTH KOREA: 2.8%
S1 Corp.	771,922	38,873,383
KT Corp. ADR	2,089,505	27,539,676
GS Home Shopping, Inc.	298,935	25,255,502
Total South Korea		91,668,561
UNITED KINGDOM: 1.9%
BHP Billiton PLC	2,153,817	61,216,545
Total United Kingdom		61,216,545
PHILIPPINES: 1.7%
Globe Telecom, Inc.	2,065,510	54,863,987
Total Philippines		54,863,987
INDIA: 1.4%
Housing Development Finance Corp.	3,875,750	45,703,421
Total India		45,703,421
VIETNAM: 1.2%
Vietnam Dairy Products JSC	5,842,535	24,581,995
Bao Viet Holdings	7,539,961	15,898,531
Total Vietnam		40,480,526
TOTAL COMMON EQUITIES		2,624,733,501
(Cost $2,268,374,958)

12 MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund  June 30, 2012

Schedule of Investmentsa (unaudited) (continued)

PREFERRED EQUITIES: 3.1%

	Shares	Value
SOUTH KOREA: 3.1%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	515,311	$33,248,774
Hyundai Motor Co., Ltd., Pfd.	541,280	31,670,606
Hyundai Motor Co., Ltd., 2nd Pfd.	305,760	20,089,861
LG Household & Health Care, Ltd., Pfd.	121,855	16,255,597
Total South Korea		101,264,838
TOTAL PREFERRED EQUITIES		101,264,838
(Cost $48,826,622)

CORPORATE BONDS: 15.2%

	Face Amount*
CHINA/HONG KONG: 4.8%
China Petroleum & Chemical Corp. (Sinopec), Cnv. 0.000%, 04/24/14	HKD	676,210,000	100,978,904
Power Regal Group, Ltd., Cnv. 2.250%, 06/02/14	HKD	234,020,000	35,293,267
PB Issuer No. 2, Ltd., Cnv. 1.750%, 04/12/16		21,820,000	19,583,450
Total China/Hong Kong			155,855,621
SINGAPORE: 4.3%
CapitaLand, Ltd., Cnv. 3.125%, 03/05/18	SGD	62,000,000	51,256,759
CapitaLand, Ltd., Cnv. 2.875%, 09/03/16	SGD	41,750,000	32,362,372
Wilmar International, Ltd., Cnv. 0.000%, 12/18/12		26,500,000	30,713,500
Olam International, Ltd., Cnv. 6.000%, 10/15/16		24,300,000	25,223,400
Total Singapore			139,556,031
INDIA: 4.1%
Tata Power Co., Ltd., Cnv. 1.750%, 11/21/14		56,200,000	55,160,300
Larsen & Toubro, Ltd., Cnv. 3.500%, 10/22/14		41,200,000	41,117,600
Sintex Industries, Ltd., Cnv. 0.000%, 03/13/13		26,900,000	30,733,250
Housing Development Finance Corp. 0.000%, 08/24/12	INR	300,000,000	6,648,518
Total India			133,659,668
	Face Amount*	Value
AUSTRALIA: 2.0%
QBE Funding Trust, Cnv. 0.000%, 05/12/30	104,571,000	$66,402,585
Total Australia		66,402,585
TOTAL CORPORATE BONDS		495,473,905
(Cost $514,114,277)
TOTAL INVESTMENTS: 98.7%		3,221,472,244
(Cost $2,831,315,857c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.3%		43,357,468
NET ASSETS: 100.0%		$3,264,829,712

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $2,834,173,847 and net unrealized appreciation consists of:

Gross unrealized appreciation	$538,220,758
Gross unrealized depreciation	(150,922,361)
Net unrealized appreciation	$387,298,397

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

*  All values are in USD unless otherwise noted.

ADR  American Depositary Receipt

BHD  Berhad

Cnv.  Convertible

HKD  Hong Kong Dollar

INR  Indian Rupee

JSC  Joint Stock Co.

NVDR  Non-voting Depositary Receipt

Pfd.  Preferred

REIT  Real Estate Investment Trust

SGD  Singapore Dollar

USD  U.S. Dollar

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 13

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Jesper O. Madsen, CFA

Lead Manager

Yu Zhang, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAPIX	MIPIX
CUSIP	577125107	577130750
Inception	10/31/06	10/29/10
NAV	$13.37	$13.36
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.10%	1.00%

Portfolio Statistics

Total # of Positions	61
Net Assets	$2.8 billion
Weighted Average Market Cap	$24.4 billion
Portfolio Turnover	16.48%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying equity securities of companies located in Asia, including developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in convertible debt and equity securities.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Dividend Fund

Portfolio Manager Commentary

For the first half of 2012, the Matthews Asia Dividend Fund gained 8.76% (Investor Class) and 8.75% (Institutional Class), outperforming its benchmark, the MSCI All Country Asia Pacific Index, which rose 4.58%. For the quarter ended June 30, the Fund declined –2.50% (Investor Class) and –2.47% (Institutional Class) while its benchmark fell –6.70%. In June, the Fund distributed 13.9 cents per share (Investor Class), bringing its total year-to-date income distribution to 19.9 cents per share (Investor Class).

Volatility in financial markets picked up during the second quarter as it became evident that a political consensus around a clear resolution to Europe's debt crisis was not forthcoming. Furthermore, economic data continued to reflect a slowdown in economic activity, not just in Europe and the U.S., but also China. Earlier this year, China's leaders revised down the country's target for 2012 annual GDP growth to 7.5% from 8%—a sign that a moderation in economic expansion should be expected. Since taking its first steps toward opening its economy in 1978, China has evolved from an agrarian economy of about US$220 billion into the world's second-largest economy at almost US$7.3 trillion. Given the sheer scale of the economy, it should come as no surprise that China is likely to face a structural moderation in growth.

Investors and policymakers tend to be overly reliant on headline GDP growth as an indicator of economic activity. However, economic growth is neither one dimensional nor of uniform "quality." In China's case, a moderation in growth could result in growth of higher quality and sustainability—less fueled by fixed asset investments and powered instead by domestic consumption and services-based companies. While a slowdown in China's headline GDP growth may create short-term volatility in equities, investors that are exposed to companies catering to the rising consumption within China should find that such a moderation in growth may not be for the worst.

While May was a tough month in terms of absolute performance, the Fund held up well relative to its benchmark during the second quarter, mainly due to its Japanese holdings. Among the top three performers were Pigeon, a manufacturer of baby care products and Lawson, a convenience store retailer—both Japanese consumer staples firms—and EPS Corporation, a Japanese health care company. Given Japan's dour macroeconomic outlook, we are often asked why we invest in the country. Quite simply, the Fund invests in companies that we believe can grow dividends and pay investors an attractive yield relative to that growth. Since our portfolio construction is not dictated by its benchmark, we invest in companies, including Japanese companies, precisely because we believe they offer the attractive combination of growth and dividend yield. The overall positive performance of the Fund's Japanese holdings during the quarter also illustrated that they can act as effective diversifiers in choppy markets.

Not surprisingly, the Fund's Chinese holdings were the main detractors to performance during the second quarter, given general worries regarding the severity of an economic slowdown. Our Chinese holdings within the energy and materials sectors, which are perceived to be proxies for economic growth, were among the worst performers.

(continued)

14 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2012

		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MAPIX)	-2.50%	-3.30%	14.62%	6.95%	9.51%	10/31/06
Institutional Class (MIPIX)	-2.47%	-3.21%	n.a.	n.a.	0.51%	10/29/10
MSCI AC Asia Pacific Index[3]	-6.70%	-10.48%	7.17%	-2.62%	0.43%[4]
Lipper Pacific Region Funds Category Average[5]	-5.56%	-9.80%	7.39%	-3.10%	0.64%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2012					2011
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor Class (MAPIX)	$0.06	$0.14	n.a.	n.a.	n.a.	$0.10	$0.11	$0.12	$0.03	$0.36
Institutional Class (MIPIX)	$0.06	$0.14	n.a.	n.a.	n.a.	$0.11	$0.12	$0.12	$0.03	$0.38

Note: This table does not include capital gains distributions. Institutional Class Shares were first offered on October 29, 2010. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

3.13% (Investor Class) 3.25% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/12, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 4.09%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 69 for index definition.

4  Calculated from 10/31/06.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	Country	% Net Assets
Japan Tobacco, Inc.	Consumer Staples	Japan	3.8%
ITOCHU Corp.	Industrials	Japan	3.6%
ORIX Corp.	Financials	Japan	3.3%
HSBC Holdings PLC	Financials	China/Hong Kong	3.1%
Metcash, Ltd.	Consumer Staples	Australia	3.1%
KT&G Corp.	Consumer Staples	South Korea	2.9%
China Mobile, Ltd.	Telecommunication Services	China/Hong Kong	2.8%
Singapore Technologies Engineering, Ltd.	Industrials	Singapore	2.7%
Cheung Kong Infrastructure Holdings, Ltd.	Utilities	China/Hong Kong	2.7%
NTT DoCoMo, Inc.	Telecommunication Services	Japan	2.6%
% OF ASSETS IN TOP TEN			30.6%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 15

COUNTRY ALLOCATION (%)7

China/Hong Kong	30.2
Japan	24.0
Singapore	11.8
Australia	8.2
Taiwan	7.9
Thailand	5.6
South Korea	4.1
Indonesia	3.1
Philippines	1.6
Cash and Other Assets, Less Liabilities	3.5

SECTOR ALLOCATION (%)

Consumer Staples	20.6
Financials	19.5
Consumer Discretionary	12.4
Industrials	10.8
Telecommunication Services	9.3
Utilities	6.3
Health Care	5.5
Energy	5.4
Information Technology	4.6
Materials	2.1
Cash and Other Assets, Less Liabilities	3.5

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	49.7
Mid Cap ($1B–$5B)	25.2
Small Cap (under $1B)	21.6
Cash and Other Assets, Less Liabilities	3.5

7  The United Kingdom is not included in the MSCI All Country Asia Pacific Index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Dividend Fund

Portfolio Manager Commentary (continued)

Also in the second quarter, the Fund's holdings within the health care and telecommunications services sectors were main contributors to performance, while holdings in more cyclical sectors such as consumer discretionary and information technology hurt performance. Two of the Fund's consumer discretionary holdings, Esprit Holdings and Li Ning, continued to face ongoing challenges in turning around their businesses and both stocks suffered as a result. We continue to monitor these companies, which remain holdings as we believe their businesses are worth more than their current market capitalization reflects. More importantly, we believe both companies have the capacity to deliver dividend growth if and when they turn around their businesses.

Metcash, an Australian distribution and marketing company mainly within the grocery and liquor wholesaling industries, was the main detractor to performance during the quarter. Competition among Australia's supermarket chains has become increasingly fierce as two larger rivals have engaged in a price war to gain market share. In response, Metcash has attempted to apply its know-how as a wholesaler in other product categories. The company has previously engaged in acquisitions to support this type of expansion, and, during the second quarter, the company sold additional shares to fund further acquisitions. The uncertainty surrounding this broader business scope, alongside heightened competition, contributed to a sell-off in its shares.

Volatility tends to make it difficult for investors to maintain a long-term focus, and may cause some investors to overlook the longer-term potential for dividend growth and income that Asia offers. Of the 46 holdings in the portfolio that have paid a dividend year-to-date, 31 raised their dividends while nine cut them and six maintained them. In times of volatility it helps to tune out macro noise and instead focus on fundamentals. Companies in Asia generally continue to offer investors higher dividend yields than U.S. companies alongside the potential for long-term dividend growth.

16 MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund  June 30, 2012

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 96.3%

	Shares	Value
CHINA/HONG KONG: 30.2%
HSBC Holdings PLC ADR	2,009,791	$88,692,077
China Mobile, Ltd. ADR	1,463,300	79,998,611
Cheung Kong Infrastructure Holdings, Ltd.	12,468,000	75,478,748
China Shenhua Energy Co., Ltd. H Shares	18,850,000	66,697,063
Shenzhou International Group Holdings, Ltd.	35,791,000	62,264,908
Television Broadcasts, Ltd.	8,815,000	61,449,842
Guangdong Investment, Ltd.	68,798,000	49,803,174
Jiangsu Expressway Co., Ltd. H Shares	46,944,000	44,196,760
Cafe' de Coral Holdings, Ltd.	16,350,000	43,744,207
Yuexiu Transport Infrastructure, Ltd.†	86,530,000	42,736,057
The Link REIT	10,220,000	41,890,366
Minth Group, Ltd.	34,441,000	37,361,791
China Fishery Group, Ltd.	40,671,000	28,283,642
Sichuan Expressway Co., Ltd. H Shares†	74,946,000	25,437,685
Xingda International Holdings, Ltd.	67,852,000	22,425,344
Esprit Holdings, Ltd.	15,574,700	20,172,876
Kingboard Laminates Holdings, Ltd.	52,379,500	19,376,840
Li Ning Co., Ltd.	30,961,000	17,420,125
Haitian International Holdings, Ltd.	15,816,000	15,758,470
Yip's Chemical Holdings, Ltd.	14,912,000	9,580,657
Total China/Hong Kong		852,769,243
JAPAN: 24.0%
Japan Tobacco, Inc.	3,580,000	106,059,811
ITOCHU Corp.	9,663,000	101,564,514
ORIX Corp.	996,140	92,836,101
NTT DoCoMo, Inc.	44,250	73,632,113
Pigeon Corp.†	1,501,800	65,795,724
Lawson, Inc.	815,100	57,001,146
Hisamitsu Pharmaceutical Co., Inc.	979,200	48,190,925
Miraca Holdings, Inc.	1,078,200	44,765,125
EPS Corp.†	14,592	40,002,876
Shinko Plantech Co., Ltd.†	3,760,200	32,656,661
Hokuto Corp.	848,200	16,937,251
Total Japan		679,442,247
SINGAPORE: 11.8%
Singapore Technologies Engineering, Ltd.	30,906,000	76,191,640
Ascendas REIT	39,325,000	67,086,448
United Overseas Bank, Ltd.	3,675,000	54,572,040
CapitaRetail China Trust, REIT†	43,127,000	44,690,705
Super Group, Ltd.	20,514,000	34,100,268
ARA Asset Management, Ltd.	26,180,600	29,641,627
Ascendas India Trust†	46,280,000	27,879,247
Total Singapore		334,161,975
	Shares	Value
AUSTRALIA: 8.2%
Metcash, Ltd.	25,417,446	$88,055,006
QBE Insurance Group, Ltd.	4,484,726	61,982,242
Coca-Cola Amatil, Ltd.	2,994,730	41,154,831
David Jones, Ltd.	14,887,739	39,808,613
Total Australia		231,000,692
TAIWAN: 7.9%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR[b]	4,005,040	55,910,358
Johnson Health Tech Co., Ltd.†	13,807,100	33,673,037
TXC Corp.†	21,549,524	31,288,322
Chunghwa Telecom Co., Ltd. ADR	985,701	30,980,582
Taiwan Hon Chuan Enterprise Co., Ltd.	12,151,948	27,373,602
St. Shine Optical Co., Ltd.	1,911,000	21,386,975
Taiwan Semiconductor Manufacturing Co., Ltd.[b]	4,646,469	12,719,561
CyberLink Corp.	3,451,973	10,074,433
Total Taiwan		223,406,870
THAILAND: 5.4%
Thai Beverage Public Co., Ltd.	240,437,000	64,763,469
PTT Exploration & Production Public Co., Ltd.	10,135,000	54,019,887
Tisco Financial Group Public Co., Ltd.	28,100,000	34,428,534
Total Thailand		153,211,890
SOUTH KOREA: 4.1%
KT&G Corp.	1,143,000	81,033,396
Woongjin Thinkbig Co., Ltd.†	2,079,870	18,180,703
MegaStudy Co., Ltd.	232,984	15,964,465
Total South Korea		115,178,564
INDONESIA: 3.1%
PT Perusahaan Gas Negara Persero	142,302,000	53,873,264
PT Telekomunikasi Indonesia Persero ADR	717,634	24,995,192
PT Telekomunikasi Indonesia Persero	9,036,500	7,895,049
Total Indonesia		86,763,505
PHILIPPINES: 1.6%
Globe Telecom, Inc.	1,703,820	45,256,793
Total Philippines		45,256,793
TOTAL COMMON EQUITIES		2,721,191,779
(Cost $2,645,696,674)

matthewsasia.com | 800.789.ASIA 17

Matthews Asia Dividend Fund  June 30, 2012

Schedule of Investmentsa (unaudited) (continued)

CLOSED-END INVESTMENT COMPANY: 0.2%

	Shares	Value
THAILAND: 0.2%
Tesco Lotus Retail Growth Freehold & Leasehold Property Fund[b]	18,820,900	$7,288,951
Total Thailand		7,288,951
TOTAL CLOSED-END INVESTMENT COMPANY		7,288,951
(Cost $7,098,764)
TOTAL INVESTMENTS: 96.5%		2,728,480,730
(Cost $2,652,795,438c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.5%		98,338,633
NET ASSETS: 100.0%		$2,826,819,363

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $2,653,648,185 and net unrealized appreciation consists of:

Gross unrealized appreciation	$363,378,203
Gross unrealized depreciation	(288,545,658)
Net unrealized appreciation	$74,832,545

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

18 MATTHEWS ASIA FUNDS

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Jesper O. Madsen, CFA

Lead Manager

Yu Zhang, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MCDFX	MICDX
CUSIP	577125305	577130735
Inception	11/30/09	10/29/10
NAV	$10.86	$10.86
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.52%	1.31%
After Fee Waiver and Reimbursement	1.50%	n.a.

Portfolio Statistics

Total # of Positions	33
Net Assets	$27.6 million
Weighted Average Market Cap	$27.5 billion
Portfolio Turnover	22.31%[2]

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying equity securities of companies located in China and Taiwan. The Fund may also invest in convertible debt and equity securities. China includes its administrative and other districts, such as Hong Kong.

1  The Advisor has contractually agreed to waive Matthews China Dividend Fund's fees and reimburse expenses until at least August 31, 2013 to the extent needed to limit total annual operating expenses to 1.50%. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews China Dividend Fund

Portfolio Manager Commentary

For the first half of 2012, the Matthews China Dividend Fund gained 10.22% (Investor Class) and 10.25% (Institutional Class), outperforming its benchmark, the MSCI China Index, which rose 4.14%. For the quarter ended June 30, the Fund declined –3.58% (Investor Class) and –3.55% (Institutional Class) while the benchmark dropped –5.26%. In June, the Fund paid a semi-annual income distribution of 22.27 cents per share (Investor Class).

As the year progressed, China's economic slowdown increasingly weighed on equity markets. Incremental macroeconomic indicators and business activity all pointed to a further weakening. China's policymakers turned more aggressive in the second quarter, resetting economic policy priorities in an effort to stem further declines. A shift toward policy loosening was evidenced by the central bank's two consecutive interest rate cuts during the same month. In addition, Chinese banks were allowed more flexibility in setting their own rates, indicating an important step toward interest rate liberalization. This latest move, alongside lackluster loan demand and potential risks from non-performing-loans, could further squeeze bank profit margins. While Chinese banks are significant dividend payers within our investment universe, we continue to question the sustainability of their business model as it is difficult to estimate future dividend payments with enough confidence, and we therefore have continued to avoid direct investments in this sector.

During the first half of the year, our consumer discretionary holdings were the top contributors to the Fund's performance, thanks mainly to Shenzhou International, a textile group in mainland China, and Johnson Health Tech, a Taiwanese fitness equipment manufacturer. While both companies are involved in traditional export businesses, they have managed to overcome some industry headwinds. Shenzhou's integrated business model has helped the company benefit from scale and maintain its cost competitiveness. In addition, its research and development capability led to product differentiation, allowing Shenzhou to command better pricing power. Johnson Health Tech, which has traditionally made home fitness equipment, successfully penetrated the commercial fitness equipment segment, thereby adding this new growth driver to its core business. Both companies experienced strong earnings growth in 2011, and shareholders were rewarded with significant dividend growth. Shenzhou announced a 39% increase in dividends, while the dividend growth for Johnson was even higher at 300%.

The Fund's holdings in energy and materials, sectors which tend to be cyclical, were the main performance detractors during the first half of the year. Companies within these sectors faced strong short-term challenges, as both demand and pricing for their products quickly deteriorated during the economic slowdown. However, when we identify compelling opportunities within these sectors, particularly firms that can maintain their competitiveness and long-term growth prospects, we consider adding them should valuations appear attractive. In the first half of the year, we initiated positions in Xingda International, a Chinese materials company with leading domestic market share in certain tire components, and Haitian International, another mainland-based company with a dominant position in the plastic-injection molding machine industry. While industrial activities were rapidly weakening in China, affecting the

(continued)

matthewsasia.com | 800.789.ASIA 19

PERFORMANCE AS OF JUNE 30, 2012

		Average Annual Total Returns
	3 Months	1 Year	Since Inception	Inception Date
Investor Class (MCDFX)	-3.58%	-7.25%	6.50%	11/30/09
Institutional Class (MICDX)	-3.55%	-7.05%	-1.04%	10/29/10
MSCI China Index[3]	-5.26%	-15.78%	-4.14%[4]
Lipper China Region Funds Category Average[5]	-6.45%	-19.33%	-3.80%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2012			2011
	June	December	Total	June	December	Total
Investor Class (MCDFX)	$0.22	n.a	n.a	$0.15	$0.20	$0.35
Institutional Class (MICDX)	$0.23	n.a	n.a	$0.17	$0.21	$0.38

Note: This table does not include capital gains distributions. Institutional Class Shares were first offered on October 29, 2010. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

3.03% (Investor Class) 3.12% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/12, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 4.10%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 69 for index definition.

4  Calculated from 11/30/09.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% Net Assets
HSBC Holdings PLC	Financials	4.3
Vitasoy International Holdings, Ltd.	Consumer Staples	4.3
China Mobile, Ltd.	Telecommunication Services	4.1
Guangdong Investment, Ltd.	Utilities	4.0
Cheung Kong Infrastructure Holdings, Ltd.	Utilities	4.0
Taiwan Hon Chuan Enterprise Co., Ltd.	Materials	3.9
Television Broadcasts, Ltd.	Consumer Discretionary	3.9
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	3.8
CNOOC, Ltd.	Energy	3.8
The Link REIT	Financials	3.8
% OF ASSETS IN TOP TEN		39.9%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

20 MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

Portfolio Manager Commentary (continued)

near-term business performance of both companies, we believe these firms have a sustainable competitive advantage over their competitors, and felt their valuations were compelling following the market sell-off.

During such volatile times, we continue to employ the same investment approach. As a bottom-up dividend-oriented investor, we believe a balanced approach that emphasizes both dividend yield and dividend growth is an effective tool to filter out short-term market noises and to capture long-term investment opportunities. Based on our fundamental analysis, we develop a view regarding forward-looking dividend growth rates that generally reflect our expectations for future business prospects. We also look at current dividend yield, which is a simple, yet powerful valuation yardstick: equity investors need to be adequately compensated for the risk taken by receiving a cash dividend stream while waiting for the business to deliver its growth. By combining those two factors, we aim to capture in a diversified portfolio both growth companies—those with higher dividend growth rates and moderate dividend yield—and more mature companies—those with higher, more stable dividend yields and moderate growth prospects. Our aim is to try to deliver capital appreciation supported by underlying dividend growth, while concurrently generating a dividend income stream.

Despite a weak economic environment and short-term market noise, our portfolio as a whole delivered on dividend growth. During the first half of 2012, all 33 portfolio holdings declared dividends. Out of these, 18 companies increased dividends, six companies maintained their dividends and nine companies showed a cut to their dividends. While the volatile equity market conditions are likely to persist in the near-term, we continue to find companies that offer attractive dividend yields and are well-positioned to grow dividends over time.

COUNTRY ALLOCATION (%)7

China/Hong Kong	73.7
Taiwan	21.9
Singapore	3.5
Cash and Other Assets, Less Liabilities	0.9

SECTOR ALLOCATION (%)

Consumer Discretionary	19.5
Financials	15.2
Industrials	14.5
Information Technology	10.7
Energy	9.3
Materials	8.3
Utilities	8.0
Telecommunication Services	6.4
Consumer Staples	4.3
Health Care	2.9
Cash and Other Assets, Less Liabilities	0.9

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	35.9
Mid Cap ($1B–$5B)	29.7
Small Cap (under $1B)	33.5
Cash and Other Assets, Less Liabilities	0.9

7  The United Kingdom is not included in the MSCI China Index

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 21

Matthews China Dividend Fund  June 30, 2012

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 99.1%

	Shares	Value
CONSUMER DISCRETIONARY: 19.5%
Auto Components: 5.0%
Minth Group, Ltd.	868,000	$941,611
Xinyi Glass Holdings, Ltd.	812,000	437,838
		1,379,449
Media: 3.9%
Television Broadcasts, Ltd.	153,000	1,066,571
Hotels, Restaurants & Leisure: 3.8%
Cafe' de Coral Holdings, Ltd.	388,000	1,038,089
Textiles, Apparel & Luxury Goods: 3.4%
Shenzhou International Group Holdings, Ltd.	549,000	955,085
Leisure Equipment & Products: 3.4%
Johnson Health Tech Co., Ltd.	388,425	947,299
Total Consumer Discretionary		5,386,493
FINANCIALS: 15.2%
Real Estate Investment Trusts: 7.3%
The Link REIT	257,500	1,055,457
CapitaRetail China Trust, REIT	930,000	963,720
		2,019,177
Commercial Banks: 4.3%
HSBC Holdings PLC ADR	27,000	1,191,510
Real Estate Management & Development: 3.6%
Swire Pacific, Ltd. A Shares	53,000	616,435
E-House China Holdings, Ltd. ADS	70,000	385,000
		1,001,435
Total Financials		4,212,122
INDUSTRIALS: 14.5%
Transportation Infrastructure: 9.3%
Jiangsu Expressway Co., Ltd. H Shares	996,000	937,712
Yuexiu Transport Infrastructure, Ltd.	1,282,000	633,163
China Merchants Holdings International Co., Ltd.	182,000	556,784
Sichuan Expressway Co., Ltd. H Shares	1,356,000	460,245
		2,587,904
Machinery: 3.2%
Haitian International Holdings, Ltd.	880,000	876,799
Air Freight & Logistics: 2.0%
Shenzhen Chiwan Petroleum, B Shares[b]	473,116	561,406
Total Industrials		4,026,109
	Shares	Value
INFORMATION TECHNOLOGY: 10.7%
Electronic Equipment, Instruments & Components: 4.5%
TXC Corp.	585,199	$849,666
Digital China Holdings, Ltd.	222,000	391,215
		1,240,881
Semiconductors & Semiconductor Equipment: 3.8%
Taiwan Semiconductor Manufacturing Co., Ltd.[b]	388,000	1,062,138
Software: 2.4%
CyberLink Corp.	226,963	662,382
Total Information Technology		2,965,401
ENERGY: 9.3%
Oil, Gas & Consumable Fuels: 9.3%
CNOOC, Ltd. ADR	5,250	1,056,562
China Shenhua Energy Co., Ltd. H Shares	238,000	842,117
China Petroleum & Chemical Corp. ADR	7,440	663,574
Total Energy		2,562,253
MATERIALS: 8.3%
Containers & Packaging: 4.0%
Taiwan Hon Chuan Enterprise Co., Ltd.	483,354	1,088,808
Chemicals: 2.2%
Yip's Chemical Holdings, Ltd.	950,000	610,356
Metals & Mining: 2.1%
Xingda International Holdings, Ltd.	1,777,000	587,305
Total Materials		2,286,469
UTILITIES: 8.0%
Water Utilities: 4.0%
Guangdong Investment, Ltd.	1,536,000	1,111,917
Electric Utilities: 4.0%
Cheung Kong Infrastructure Holdings, Ltd.	182,000	1,101,791
Total Utilities		2,213,708
TELECOMMUNICATION SERVICES: 6.4%
Wireless Telecommunication Services: 4.1%
China Mobile, Ltd. ADR	20,530	1,122,375
Diversified Telecommunication Services: 2.3%
Chunghwa Telecom Co., Ltd. ADR	20,604	647,584
Total Telecommunication Services		1,769,959

22 MATTHEWS ASIA FUNDS

Matthews China Dividend Fund  June 30, 2012

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
CONSUMER STAPLES: 4.3%
Food Products: 4.3%
Vitasoy International Holdings, Ltd.	1,406,000	$1,181,547
Total Consumer Staples		1,181,547
HEALTH CARE: 2.9%
Health Care Equipment & Supplies: 2.9%
St. Shine Optical Co., Ltd.	72,000	805,789
Total Health Care		805,789
TOTAL INVESTMENTS: 99.1%		27,409,850
(Cost $26,885,199c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.9%		239,340
NET ASSETS: 100.0%		$27,649,190

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $26,885,199 and net unrealized appreciation consists of:

Gross unrealized appreciation	$3,104,555
Gross unrealized depreciation	(2,579,904)
Net unrealized appreciation	$524,651

ADR  American Depositary Receipt

ADS  American Depositary Share

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 23

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Sharat Shroff, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MPACX	MIAPX
CUSIP	577130867	577130776
Inception	10/31/03	10/29/10
NAV	$16.19	$16.23
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.18%	1.03%

Portfolio Statistics

Total # of Positions	61
Net Assets	$363.6 million
Weighted Average Market Cap	$16.1 billion
Portfolio Turnover	28.06%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia, including developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in the convertible securities, of any duration or quality, of Asian companies.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Growth Fund

Portfolio Manager Commentary

For the first half of 2012, the Matthews Asia Growth Fund returned 5.54% (Investor Class) and 5.60% (Institutional Class) while its benchmark, the MSCI All Country Asia Pacific Index, returned 4.58%. For the quarter ended June 30, the Fund declined –5.65% (Investor Class) and –5.64% (Institutional Class) while the benchmark fell –6.70%.

During the second quarter, Asian markets were disrupted by two global events: a wide-reaching economic slowdown and negative sentiment toward global equity markets due mainly to uncertainties surrounding Europe's financial crisis. We saw downward revisions of GDP figures across the Asia Pacific region. Most closely watched were GDP estimates for China, which were hovering around 8% at the end of the second quarter. Fortunately, inflation in many emerging Asian markets seemed to have come under control due to lower prices for food and energy—a development that should help lower costs of government subsidies.

As trade with the West still accounts for a substantial portion of Asia's economic activity, the region continues to be impacted by global economic movements. However, during the second quarter, Indonesia's economy held up relatively well as its economy is structurally driven by domestic economic activity. Indonesian consumers are encouraged by their relatively high purchasing power, helped by lower inflation, which has been one of the drivers of its economic performance. On the other hand, India's economy showed just 5.3% GDP growth in the first quarter, stemming from sluggish policymaking by India's leaders. India stands to benefit significantly from lower oil prices as the government's costs for fuel, food and fertilizer subsidies is quite high, at more than 2% of GDP, by some estimates.

During the second quarter, the main detractors to performance came from two of the portfolio's most heavily weighted and economically sensitive sectors—industrials and consumer discretionary. The two sectors comprised a combined weighting of approximately 42% of the portfolio during the second quarter. Within industrials, heavy machinery companies, which are often exposed to commodity and mining industries, did not perform well, impacted by lower commodity prices. Sany Heavy Equipment International, a leading Chinese mining equipment firm, performed poorly as a result of lower coal prices. However, the company should continue to benefit from automation in coal mining, supported by a Chinese government policy to reduce mining accidents.

Within the consumer discretionary sector, our holdings in auto companies, such as Japan's Toyota Motor and Fuji Heavy Industries, as well as auto firms in China and Indonesia were negative contributors amid the global economic slowdown. Japanese auto companies continued to face headwinds from a strong yen, yet their production levels and revenues have sharply rebounded from last year's lows caused by natural disasters. However, despite lower short-term demand, we believe our auto-related holdings will continue to benefit over the long term.

During the first half of the year, we saw strong performance in the casino-related tourism industry. However, China's lodging industry has remained weak. By sector, financials were the top contributor to performance

    (continued)

24 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2012

		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MPACX)	-5.65%	-8.58%	11.79%	1.94%	8.86%	10/31/03
Institutional Class (MIAPX)	-5.64%	-8.46%	n.a.	n.a.	-3.12%	10/29/10
MSCI AC Asia Pacific Index[3]	-6.70%	-10.48%	7.17%	-2.62%	6.51%[4]
Lipper Pacific Region Funds Category Average[5]	-5.56%	-9.80%	7.39%	-3.10%	6.33%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 69 for index definition.

4  Calculated from 10/31/03.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	Country	% Net Assets
Toyota Motor Corp.	Consumer Discretionary	Japan	4.9%
ORIX Corp.	Financials	Japan	4.5%
Mitsui & Co., Ltd.	Industrials	Japan	4.1%
Rakuten, Inc.	Consumer Discretionary	Japan	2.6%
Oil Search, Ltd.	Energy	Australia	2.4%
Sysmex Corp.	Health Care	Japan	2.4%
Nidec Corp.	Industrials	Japan	2.3%
Kakaku.com, Inc.	Information Technology	Japan	2.3%
PT Indofood CBP Sukses Makmur	Consumer Staples	Indonesia	2.3%
Rinnai Corp.	Consumer Discretionary	Japan	2.2%
% OF ASSETS IN TOP TEN			30.0%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 25

COUNTRY ALLOCATION (%)

Japan	34.3
China/Hong Kong	22.9
Thailand	7.2
India	6.7
Indonesia	6.2
Australia	5.2
Taiwan	5.0
Singapore	3.5
Cambodia	2.2
Vietnam	1.8
Sri Lanka	1.6
South Korea	1.0
Malaysia	0.8
Cash and Other Assets, Less Liabilities	1.6

SECTOR ALLOCATION (%)

Consumer Discretionary	26.6
Financials	17.0
Industrials	14.7
Health Care	13.0
Consumer Staples	12.0
Information Technology	7.9
Energy	3.7
Materials	3.5
Cash and Other Assets, Less Liabilities	1.6

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	49.0
Mid Cap ($1B–$5B)	32.9
Small Cap (under $1B)	16.4
Cash and Other Assets, Less Liabilities	1.6

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Growth Fund

Portfolio Manager Commentary (continued)

during the first six months of the year. Notably, our real estate holdings, predominantly Chinese property companies, contributed positively to performance. In addition, our health care sector holdings, driven by medical device companies also operating mainly in China, performed well as a result of their stable earnings power and defensive nature.

For the remainder of the year, we remain cautious as there does not appear to be a near-term resolution to the current global economic downturn. However, we maintain optimism over the stability and rising purchasing power of Asia's consumers. We look for healthy, domestic consumption rates across the region, and believe they are better indicators of long-term opportunities than headline macroeconomic figures.

26 MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund  June 30, 2012

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 98.4%

	Shares	Value
JAPAN: 34.3%
Toyota Motor Corp.	441,700	$17,827,993
ORIX Corp.	174,370	16,250,558
Mitsui & Co., Ltd.	1,004,600	14,928,208
Rakuten, Inc.	905,900	9,365,802
Sysmex Corp.	222,100	8,783,573
Nidec Corp.	109,400	8,318,100
Kakaku.com, Inc.	244,900	8,310,299
Rinnai Corp.	117,500	8,107,674
Start Today Co., Ltd.	529,900	7,405,084
Komatsu, Ltd.	188,900	4,509,296
Otsuka Holdings Co., Ltd.	137,900	4,232,873
Nitto Denko Corp.	98,400	4,215,922
Fuji Heavy Industries, Ltd.	457,000	3,702,647
Pigeon Corp.	72,700	3,185,077
FANUC Corp.	18,700	3,073,927
Calbee, Inc.	39,000	2,449,032
Total Japan		124,666,065
CHINA/HONG KONG: 22.9%
Sinopharm Group Co., Ltd. H Shares	2,836,800	7,885,925
Dairy Farm International Holdings, Ltd.	602,454	6,423,221
China Kanghui Holdings, Inc. ADR[b]	305,800	6,024,260
Sands China, Ltd.	1,692,400	5,444,496
China Lodging Group, Ltd. ADS[b]	453,600	5,325,264
China Vanke Co., Ltd. B Shares[b]	3,789,587	4,995,857
Dongfeng Motor Group Co., Ltd. H Shares	3,184,000	4,976,769
Tingyi (Cayman Islands) Holding Corp.	1,888,000	4,864,252
Hang Lung Group, Ltd.	782,000	4,835,238
Sany Heavy Equipment International Holdings Co., Ltd.	7,862,000	4,246,918
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	3,804,000	4,246,331
Lianhua Supermarket Holdings Co., Ltd. H Shares	4,165,000	3,998,866
Haitian International Holdings, Ltd.	3,980,000	3,965,523
Shenzhou International Group Holdings, Ltd.	2,259,000	3,929,938
Kingdee International Software Group Co., Ltd.[b]	20,269,600	3,815,603
Baidu, Inc. ADR[b]	30,300	3,483,894
Ctrip.com International, Ltd. ADR[b]	188,000	3,150,880
EVA Precision Industrial Holdings, Ltd.	19,492,000	1,601,809
Total China/Hong Kong		83,215,044
THAILAND: 7.2%
Major Cineplex Group Public Co., Ltd.	11,921,000	6,570,984
Siam Commercial Bank Public Co., Ltd.	1,264,400	5,917,053
SVI Public Co., Ltd.[b]	47,651,300	5,315,402
Banpu Public Co., Ltd.	331,800	4,716,157
SNC Former Public Co., Ltd.	4,457,900	3,566,791
Total Thailand		26,086,387
	Shares	Value
INDIA: 6.7%
Emami, Ltd.	866,979	$7,780,363
HDFC Bank, Ltd.	627,431	6,390,581
Castrol India, Ltd.	419,477	4,122,426
Sun Pharmaceutical Industries, Ltd.	313,520	3,594,188
Multi Commodity Exchange of India, Ltd.	121,695	2,311,627
Total India		24,199,185
INDONESIA: 6.2%
PT Indofood CBP Sukses Makmur[b]	13,349,000	8,254,161
PT Bank Rakyat Indonesia Persero	11,610,500	7,952,093
PT Astra International	8,425,000	6,210,899
Total Indonesia		22,417,153
AUSTRALIA: 5.2%
Oil Search, Ltd.	1,305,704	8,893,857
CSL, Ltd.	137,045	5,558,782
BHP Billiton, Ltd.	136,800	4,455,895
Total Australia		18,908,534
TAIWAN: 5.0%
Synnex Technology International Corp.	3,133,000	7,667,124
St. Shine Optical Co., Ltd.	624,000	6,983,502
Gourmet Master Co., Ltd.	520,800	3,614,628
Total Taiwan		18,265,254
SINGAPORE: 3.5%
Keppel Land, Ltd.	2,204,000	5,671,700
CapitaCommercial Trust, REIT	3,676,000	3,697,239
Goodpack, Ltd.	2,564,000	3,512,011
Total Singapore		12,880,950
CAMBODIA: 2.2%
NagaCorp, Ltd.	17,812,000	7,965,135
Total Cambodia		7,965,135
VIETNAM: 1.8%
Vietnam Dairy Products JSC	1,564,020	6,580,488
Total Vietnam		6,580,488
SRI LANKA: 1.6%
John Keells Holdings PLC	4,298,200	5,895,388
Total Sri Lanka		5,895,388
SOUTH KOREA: 1.0%
Kiwoom Securities Co., Ltd.	67,641	3,635,160
Total South Korea		3,635,160

matthewsasia.com | 800.789.ASIA 27

Matthews Asia Growth Fund  June 30, 2012

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
MALAYSIA: 0.8%
Parkson Holdings BHD	2,096,969	$3,039,529
Total Malaysia		3,039,529
TOTAL INVESTMENTS: 98.4%		357,754,272
(Cost $308,897,735c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.6%		5,885,174
NET ASSETS: 100.0%		$363,639,446

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $308,897,738 and net unrealized appreciation consists of:

Gross unrealized appreciation	$71,231,717
Gross unrealized depreciation	(22,375,183)
Net unrealized appreciation	$48,856,534

ADR  American Depositary Receipt

ADS  American Depositary Share

BHD  Berhad

JSC  Joint Stock Co.

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

28 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Sharat Shroff, CFA

Lead Manager

Mark W. Headley

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAPTX	MIPTX
CUSIP	577130107	577130834
Inception	9/12/94	10/29/10
NAV	$21.69	$21.70
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.11%	0.95%

Portfolio Statistics

Total # of Positions	70
Net Assets	$5.9 billion
Weighted Average Market Cap	$20.0 billion
Portfolio Turnover	10.51%[2]

Benchmark

MSCI AC Asia ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia, including developed, emerging and frontier countries and markets in the Asian region, excluding Japan.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary

For the first half of 2012, the Matthews Pacific Tiger Fund gained 6.69% (Investor Class) and 6.79% (Institutional Class) while the MSCI All Country Asia ex Japan Index rose 6.10%. For the quarter ended June 30, the Fund declined –3.81% (Investor and Institutional Class), while the benchmark lost –6.74%. It was a tale of two quarters, as the first quarter marked a partial recovery for equities in Asia that fizzled in the second quarter as hopes of a sustained economic recovery were overshadowed by renewed concerns over growth, particularly in China.

The downside risks to China's economic growth have become more evident, and a common result has been varying forms of restructuring—whether a shake-up of the management team or a complete overhaul of the business processes. Pressures from rising costs, fading demand and shrinking pools of funding have forced a wave of consolidations that are more acute in the small-capitalization universe of Chinese companies. In addition, there has been a spate of governance- related debacles that has raised the risk-premium for Chinese equities, most notably for small-capitalization firms. We are viewing this environment as an opportunity to scout for companies that have reasonable long-term prospects led by management teams that are vigorously taking corrective measures to deal with the current turmoil.

A common risk in investing is that one may be too early in including a stock into a portfolio. This was our experience when we added Li Ning, a leading Chinese company in the sportswear industry, earlier this year. In spite of a relatively modest position in the Fund, Li Ning was one of the biggest detractors to Fund performance during the quarter. After a burst of undisciplined growth leading into the Beijing Olympics, China's sportswear industry entered a phase of consolidation. Li Ning was a firm that had identified its problems early. We continue to own its stock as a more recent spate of management changes gives us some confidence that issues related to the distribution of their products will be reconciled over time. We believe that per capita spending on sportswear goods is still likely to rise in the coming years. However, Li Ning needs to build on its brand proposition to compete and capitalize on this secular economic growth. We will continue to monitor Li Ning, with a focus on its market positioning and branding efforts to gauge its progress.

In evaluating investment ideas, we continue to look for businesses and management teams that are well-suited to deal with the vicissitudes of changing political and macroeconomic environments. In recent periods, the Korean government has become rather active in micro-managing price levels across goods and services, such as insurance and health care, which has impacted some Fund holdings. As such, the shorter-term performance of some of our Korean holdings continues to test our investment thesis.

Relative bright spots across Asia during the quarter occurred in smaller markets, such as the Philippines and Thailand where operating performance remains generally favorable. By contrast, companies in India continued to suffer from an intractable investment climate. However, that did not prevent the portfolio's Indian holdings from delivering positive contributions to returns for the first half of the year. Over the past 18 months, the Fund has been adding to Indian holdings in the industrials sector where we remain comfortable with company-specific risk factors.

(continued)

matthewsasia.com | 800.789.ASIA 29

PERFORMANCE AS OF JUNE 30, 2012

		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MAPTX)	-3.81%	-8.34%	13.80%	4.73%	14.57%	8.68%	9/12/94
Institutional Class (MIPTX)	-3.81%	-8.20%	n.a.	n.a.	n.a.	-2.80%	10/29/10
MSCI AC Asia ex Japan Index[3]	-6.74%	-13.15%	10.25%	0.82%	11.78%	3.42%[4]
Lipper Pacific ex Japan Funds Category Average[5]	-6.76%	-14.04%	9.56%	0.07%	10.79%	3.60%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 69 for index definition.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	Country	% Net Assets
Ping An Insurance Group Co. of China, Ltd.	Financials	China/Hong Kong	2.6%
Bank of Ayudhya Public Co., Ltd.	Financials	Thailand	2.6%
Tata Power Co., Ltd.	Utilities	India	2.5%
Delta Electronics, Inc.	Information Technology	Taiwan	2.5%
SM Prime Holdings, Inc.	Financials	Philippines	2.4%
Hang Lung Group, Ltd.	Financials	China/Hong Kong	2.4%
Genting BHD	Consumer Discretionary	Malaysia	2.4%
PT Perusahaan Gas Negara Persero	Utilities	Indonesia	2.3%
Dairy Farm International Holdings, Ltd.	Consumer Staples	China/Hong Kong	2.3%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	2.1%
% OF ASSETS IN TOP TEN			24.1%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

30 MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund

Portfolio Manager Commentary (continued)

A fairly recent addition to the portfolio, GAIL India is a key example. GAIL is the largest distributor of natural gas within the country. The biggest risk facing GAIL is the lack of availability of natural gas, and our contention is that this will change, helped by regulatory and technological shifts that are occurring globally. Common to both Li Ning and GAIL are our efforts to understand company-specific issues, which are currently a drag but can turn into tailwinds in spite of difficult macro conditions.

The last few years have been challenging for both Asian economies and capital markets given shifting business fundamentals and the consequent erosion of equity valuations. Some of these problems are a result of a previously indulgent capital market and benign economic conditions. It is natural that weaker businesses are being forced to exit, but it remains our view that the structural underpinnings of strong household balance sheets and growing prosperity provide a comparatively better outlook for Asia. In our view, the improved outlook and tailwinds from attractive valuations can be an opportunity to generate long-term performance. However a sluggish outlook for global growth doesn't leave room for too many misadventures, particularly with policymaking.

COUNTRY ALLOCATION (%)

China/Hong Kong	31.3
India	15.8
South Korea	13.9
Indonesia	8.5
Taiwan	8.3
Thailand	7.3
Malaysia	4.7
Singapore	2.7
Philippines	2.4
Vietnam	0.8
Cash and Other Assets, Less Liabilities	4.3

SECTOR ALLOCATION (%)

Financials	30.1
Information Technology	15.2
Consumer Discretionary	14.3
Consumer Staples	13.8
Utilities	7.1
Health Care	6.9
Telecommunication Services	3.3
Materials	1.9
Energy	1.9
Industrials	1.2
Cash and Other Assets, Less Liabilities	4.3

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	68.4
Mid Cap ($1B–$5B)	25.2
Small Cap (under $1B)	2.1
Cash and Other Assets, Less Liabilities	4.3

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 31

Matthews Pacific Tiger Fund  June 30, 2012

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 95.7%

	Shares	Value
CHINA/HONG KONG: 31.3%
Ping An Insurance Group Co. of China, Ltd. H Shares	19,029,500	$153,869,876
Hang Lung Group, Ltd.	23,365,000	144,469,744
Dairy Farm International Holdings, Ltd.	12,901,446	137,552,134
Sinopharm Group Co., Ltd. H Shares†	43,503,200	120,933,087
China Mobile, Ltd. ADR	2,063,150	112,792,410
China Resources Land, Ltd.	53,478,000	110,579,878
Digital China Holdings, Ltd.	53,828,000	94,857,377
Tingyi (Cayman Islands) Holding Corp.	35,926,000	92,559,911
Lenovo Group, Ltd.	105,568,000	90,084,485
Hengan International Group Co., Ltd.	7,996,000	77,890,285
Li & Fung, Ltd.	35,302,000	68,353,526
New Oriental Education & Technology Group, Inc. ADR[b]	2,772,409	67,924,020
Swire Pacific, Ltd. A Shares	5,683,500	66,103,929
China Vanke Co., Ltd. B Shares[b]	48,875,258	64,432,823
Shangri-La Asia, Ltd.	31,457,333	60,423,941
Tencent Holdings, Ltd.	2,011,900	59,413,993
China Resources Enterprise, Ltd.	19,852,000	59,313,127
Baidu, Inc. ADR[b]	497,700	57,225,546
Hong Kong Exchanges and Clearing, Ltd.	3,664,500	52,727,660
Dongfeng Motor Group Co., Ltd. H Shares	30,440,000	47,579,412
China Merchants Bank Co., Ltd. H Shares	22,182,350	42,059,699
Ctrip.com International, Ltd. ADR[b]	2,490,350	41,738,266
Li Ning Co., Ltd.†	54,193,500	30,491,829
Total China/Hong Kong		1,853,376,958
INDIA: 15.8%
Tata Power Co., Ltd.	78,960,510	149,396,140
ITC, Ltd.	21,185,000	98,651,661
Kotak Mahindra Bank, Ltd.	8,767,491	93,762,819
Sun Pharmaceutical Industries, Ltd.	7,676,815	88,006,890
HDFC Bank, Ltd.	8,635,920	87,959,541
Housing Development Finance Corp.	7,285,685	85,913,881
GAIL India, Ltd.	10,609,419	67,387,390
Container Corp. of India, Ltd.	3,641,969	60,249,237
Titan Industries, Ltd.	13,593,760	54,737,263
Dabur India, Ltd.	25,308,038	52,147,259
Infosys, Ltd.	848,401	38,462,427
Sun TV Network, Ltd.	4,804,753	26,185,524
Thermax, Ltd.	1,237,793	10,667,548
HDFC Bank, Ltd. ADR	319,500	10,415,700
Infosys, Ltd. ADR	219,611	9,895,672
Total India		933,838,952
SOUTH KOREA: 13.9%
Samsung Electronics Co., Ltd.	119,904	126,976,831
Dongbu Insurance Co., Ltd.	3,031,690	111,927,329
NHN Corp.	436,302	95,695,902
Cheil Worldwide, Inc.†	5,916,350	94,499,024
Green Cross Corp.†	704,049	92,051,949
Hyundai Mobis	327,719	79,437,829
Yuhan Corp.†	584,138	68,294,703
Amorepacific Corp.	67,652	62,885,912
POSCO	195,584	62,616,625
MegaStudy Co., Ltd.†	396,412	27,162,833
Total South Korea		821,548,937
	Shares	Value
INDONESIA: 8.5%
PT Perusahaan Gas Negara Persero	364,396,500	$137,954,693
PT Astra International	146,652,300	108,111,876
PT Bank Central Asia	115,688,500	90,485,367
PT Indofood CBP Sukses Makmur[b]	132,314,000	81,814,444
PT Telekomunikasi Indonesia Persero	80,460,500	70,297,079
PT Telekomunikasi Indonesia Persero ADR	375,700	13,085,631
Total Indonesia		501,749,090
TAIWAN: 8.3%
Delta Electronics, Inc.	48,296,000	148,249,699
Synnex Technology International Corp.	50,022,354	122,415,439
President Chain Store Corp.	19,439,608	103,721,840
Yuanta Financial Holding Co., Ltd.[b]	133,911,782	61,357,209
Taiwan Semiconductor Manufacturing Co., Ltd.[b]	20,423,513	55,908,719
Total Taiwan		491,652,906
THAILAND: 7.3%
Bank of Ayudhya Public Co., Ltd.	163,168,600	152,862,890
Central Pattana Public Co., Ltd.	81,096,100	119,768,672
PTT Exploration & Production Public Co., Ltd.	20,425,000	108,865,930
Siam Cement Public Co., Ltd. NVDR	5,087,900	50,992,132
Total Thailand		432,489,624
MALAYSIA: 4.7%
Genting BHD	47,065,500	140,550,107
Public Bank BHD	22,511,386	97,839,347
Top Glove Corp. BHD	25,175,960	41,413,459
Total Malaysia		279,802,913
SINGAPORE: 2.7%
Keppel Land, Ltd.	35,212,000	90,613,381
Hyflux, Ltd.†	62,284,280	66,709,992
Total Singapore		157,323,373
PHILIPPINES: 2.4%
SM Prime Holdings, Inc.	466,949,271	144,736,199
Total Philippines		144,736,199
VIETNAM: 0.8%
Vietnam Dairy Products JSC	11,907,545	50,100,036
Total Vietnam		50,100,036

32 MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund  June 30, 2012

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

Value
TOTAL INVESTMENTS: 95.7%	$5,666,618,988
(Cost $4,529,040,093c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 4.3%	256,767,149
NET ASSETS: 100.0%	$5,923,386,137

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $4,530,302,695 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,396,952,230
Gross unrealized depreciation	(260,635,937)
Net unrealized appreciation	$1,136,316,293

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

JSC  Joint Stock Co.

NVDR  Non-voting Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 33

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Henry Zhang, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MCHFX	MICFX
CUSIP	577130701	577130818
Inception	2/19/98	10/29/10
NAV	$21.95	$21.96
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.13%	0.96%

Portfolio Statistics

Total # of Positions	60
Net Assets	$2.1 billion
Weighted Average Market Cap	$29.1 billion
Portfolio Turnover	8.43%[2]

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China and Taiwan. China includes its administrative and other districts, such as Hong Kong.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews China Fund

Portfolio Manager Commentary

For the first half of 2012, the Matthews China Fund gained 2.05% (Investor Class) and 2.19% (Institutional Class), underperforming its benchmark, the MSCI China Index, which returned 4.14%. For the quarter ended June 30, the Fund fell –6.36% (Investor Class) and –6.28% (Institutional Class) while its benchmark returned –5.26%.

After a strong rally in the first quarter, Chinese equities came under significant selling pressure during the second quarter. Uncertainties and worries about Europe's debt crisis, weak economic indicators, such as those for industrial output and retail sales, and downward earnings revisions by analysts were the main reasons behind the stock market decline. Investors had been expecting a recovery of China's economy in the second quarter but domestic consumption and industrial production continued to weaken.

In view of the tough economic environment, the government took more decisive action toward monetary easing: the central bank cut reserve ratios further, sped up new project approvals, lowered barriers for private investments and, most importantly, cut interest rates for the first time since 2008. China's subdued inflationary environment during the quarter was a favorable development, and one that should allow the government more room for easing in the coming months. China's June consumer price index stood at 2.2%, well within the government's 4% target.

During the second quarter, the Matthews China Fund gave up most of its gains from the first quarter mainly due to weak performance among its consumer discretionary and consumer staples holdings. The global economic slowdown and decline in exports, coupled with the government's recent efforts to cool the property market, negatively impacted consumer sentiment and spending. The portfolio's holdings in department store, hotel, supermarket and sportswear companies were some of the hardest hit in the second quarter. These companies continued to report weak growth figures and their near-term operating environments may still be challenging. We believe that our investments in most of these consumer areas are experiencing some short-term headwinds but the long-term secular growth of China's consumer demand remains unchanged. China's sportswear sector is an exception in that it is undergoing a restructuring, and positive results in this industry may take longer to develop.

We believe the country's long-term growth in consumer demand is supported by its growing middle class population and rising income levels of both urban and rural workers. Meanwhile, we are starting to see margin pressures ease for consumer companies as rental costs and commodity prices continue to go down. Overall, our long-term overweight positions in the consumer sectors remain unchanged.

Despite a challenging market environment, China's property sector rallied during the second quarter and our real estate company holdings were among the top contributors to Fund performance. Despite ongoing tightening in the country's real estate markets, the overall market seemed to be stabilizing and demand started to pick up, as shown by the increase in property transaction volume.

During the second quarter, no major changes were made to the Fund. We remained fully invested and diversified. We slightly increased our holdings in select health care and hotel companies as we believe valuations in these

(continued)

34 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2012

		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MCHFX)	-6.36%	-17.13%	7.09%	2.81%	14.40%	10.72%	2/19/98
Institutional Class (MICFX)	-6.28%	-16.94%	n.a.	n.a.	n.a.	-11.45%	10/29/10
MSCI China Index[3]	-5.26%	-15.78%	1.79%	-0.49%	15.76%	2.59%[4]
Lipper China Region Funds Category Average[5]	-6.45%	-19.33%	2.58%	-2.95%	10.58%	7.42%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 69 for index definition.

4  Calculated from 2/28/98.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% Net Assets
China Mobile, Ltd.	Telecommunication Services	3.8%
Digital China Holdings, Ltd.	Information Technology	3.0%
Ping An Insurance Group Co. of China, Ltd.	Financials	2.8%
Cheung Kong Infrastructure Holdings, Ltd.	Utilities	2.7%
China Life Insurance Co., Ltd.	Financials	2.7%
China Resources Land, Ltd.	Financials	2.6%
Tingyi (Cayman Islands) Holding Corp.	Consumer Staples	2.5%
China Vanke Co., Ltd.	Financials	2.4%
Hang Lung Group, Ltd.	Financials	2.3%
China Merchants Bank Co., Ltd.	Financials	2.2%
% OF ASSETS IN TOP TEN		27.0%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 35

SECTOR ALLOCATION (%)

Financials	22.8
Consumer Discretionary	21.0
Information Technology	11.9
Consumer Staples	11.8
Industrials	8.9
Energy	6.9
Telecommunication Services	5.9
Utilities	5.3
Health Care	4.1
Cash and Other Assets, Less Liabilities	1.4

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	70.6
Mid Cap ($1B–$5B)	24.6
Small Cap (under $1B)	3.4
Cash and Other Assets, Less Liabilities	1.4

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews China Fund

Portfolio Manager Commentary (continued)

companies are attractive. Home Inns & Hotels Management, one of China's largest and earliest budget hotel chains with operations throughout the country, saw its stock come under selling pressure this year due to investor concerns over the economic slowdown and the effectiveness of the company's recent acquisition. We believe that Home Inns is among China's most efficient budget hotel operators with a strong track record and management team. Our visits and discussions with its management have convinced us of the strategic benefits of its earlier acquisition toward the company's long-term development. What's more, the integration process for the acquisition seems to be well on track.

Going forward, we believe that the Chinese economy will continue to face the challenge of slowing near-term growth. We expect that the recent easing of monetary policies should gradually take effect and help growth momentum recover toward the end of the year. Given that inflation is still in check, additional easing measures, both for monetary and fiscal policy, are likely. We will continue to emphasize our long-term approach and remain focused on companies with strong fundamentals that can hold up through these short-term headwinds and volatilities.

36 MATTHEWS ASIA FUNDS

Matthews China Fund  June 30, 2012

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: CHINA/HONG KONG: 98.6%

	Shares	Value
FINANCIALS: 22.8%
Real Estate Management & Development: 8.6%
China Resources Land, Ltd.	26,366,000	$54,518,663
China Vanke Co., Ltd. B Shares	37,690,868	49,688,311
Hang Lung Group, Ltd.	8,011,000	49,533,367
Swire Pacific, Ltd. A Shares	2,411,500	28,047,792
		181,788,133
Commercial Banks: 7.2%
China Merchants Bank Co., Ltd. H Shares	24,978,114	47,360,715
BOC Hong Kong Holdings, Ltd.	12,788,500	39,368,828
China Construction Bank Corp. H Shares	51,366,660	35,487,917
Agricultural Bank of China, Ltd. H Shares	71,103,000	28,797,744
		151,015,204
Insurance: 5.4%
Ping An Insurance Group Co. of China, Ltd. H Shares	7,271,000	58,792,289
China Life Insurance Co., Ltd. H Shares	15,359,000	40,447,993
China Life Insurance Co., Ltd. ADR	397,100	15,681,479
		114,921,761
Diversified Financial Services: 1.6%
Hong Kong Exchanges and Clearing, Ltd.	2,395,600	34,469,745
Total Financials		482,194,843
CONSUMER DISCRETIONARY: 21.0%
Hotels, Restaurants & Leisure: 7.2%
Cafe' de Coral Holdings, Ltd.	17,212,100	46,050,745
Shangri-La Asia, Ltd.	17,767,400	34,128,015
Sands China, Ltd.	8,637,200	27,786,104
Home Inns & Hotels Management, Inc. ADR[b]	1,221,746	27,684,764
Ctrip.com International, Ltd. ADR[b]	1,032,000	17,296,320
		152,945,948
Multiline Retail: 3.0%
Golden Eagle Retail Group, Ltd.	20,899,000	42,805,086
Parkson Retail Group, Ltd.	23,756,500	21,221,811
		64,026,897
Diversified Consumer Services: 2.2%
New Oriental Education & Technology Group, Inc. ADR[b]	1,927,900	47,233,550
Distributors: 2.1%
Li & Fung, Ltd.	23,298,400	45,111,546
Specialty Retail: 2.1%
Belle International Holdings, Ltd.	25,710,000	44,045,348
Automobiles: 1.9%
Dongfeng Motor Group Co., Ltd. H Shares	25,626,000	40,054,862
	Shares	Value
Media: 1.4%
Television Broadcasts, Ltd.	4,082,000	$28,455,843
Textiles, Apparel & Luxury Goods: 1.1%
Ports Design, Ltd.	14,983,500	15,675,279
Li Ning Co., Ltd.	12,019,000	6,762,458
		22,437,737
Total Consumer Discretionary		444,311,731
INFORMATION TECHNOLOGY: 11.9%
Internet Software & Services: 4.2%
Netease, Inc. ADR[b]	600,900	35,362,965
Tencent Holdings, Ltd.	1,040,700	30,733,209
Sina Corp.[b]	433,300	22,449,273
		88,545,447
Electronic Equipment, Instruments & Components: 3.0%
Digital China Holdings, Ltd.	35,645,000	62,814,729
Computers & Peripherals: 1.9%
Lenovo Group, Ltd.	46,332,000	39,536,548
Communications Equipment: 1.7%
ZTE Corp. H Shares	18,547,104	36,177,046
Software: 1.1%
Kingdee International Software Group Co., Ltd.[b]	123,524,800	23,252,635
Total Information Technology		250,326,405
CONSUMER STAPLES: 11.8%
Food Products: 4.4%
Tingyi (Cayman Islands) Holding Corp.	20,295,000	52,288,131
China Mengniu Dairy Co., Ltd.	9,651,000	25,555,806
China Yurun Food Group, Ltd.	16,111,000	14,230,474
		92,074,411
Food & Staples Retailing: 3.3%
China Resources Enterprise, Ltd.	10,466,000	31,269,957
Lianhua Supermarket Holdings Co., Ltd. H Shares†	28,947,800	27,793,131
Sun Art Retail Group, Ltd.	9,443,000	10,406,427
		69,469,515
Personal Products: 2.1%
Hengan International Group Co., Ltd.	4,671,000	45,500,941
Beverages: 2.0%
Tsingtao Brewery Co., Ltd. H Shares	7,261,000	41,491,356
Total Consumer Staples		248,536,223

matthewsasia.com | 800.789.ASIA 37

Matthews China Fund  June 30, 2012

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: CHINA/HONG KONG (continued)

	Shares	Value
INDUSTRIALS: 8.9%
Machinery: 3.5%
CSR Corp., Ltd. H Shares	49,326,000	$38,717,268
Sany Heavy Equipment International Holdings Co., Ltd.	34,230,500	18,490,731
China National Materials Co., Ltd. H Shares	55,910,000	17,461,502
		74,669,501
Transportation Infrastructure: 3.0%
China Merchants Holdings International Co., Ltd.	12,340,581	37,752,933
Yuexiu Transport Infrastructure, Ltd.	50,775,000	25,077,121
		62,830,054
Airlines: 1.2%
Air China, Ltd. H Shares	45,027,900	26,731,091
Industrial Conglomerates: 1.2%
NWS Holdings, Ltd.	16,914,914	24,739,181
Total Industrials		188,969,827
ENERGY: 6.9%
Oil, Gas & Consumable Fuels: 5.1%
CNOOC, Ltd.	19,737,000	39,792,147
China Shenhua Energy Co., Ltd. H Shares	9,873,500	34,935,462
China Petroleum & Chemical Corp. (Sinopec) H Shares	36,070,000	32,236,736
		106,964,345
Energy Equipment & Services: 1.8%
China Oilfield Services, Ltd. H Shares	26,168,000	37,999,372
Total Energy		144,963,717
TELECOMMUNICATION SERVICES: 5.9%
Wireless Telecommunication Services: 3.9%
China Mobile, Ltd.	4,795,083	52,637,980
China Mobile, Ltd. ADR	522,300	28,554,141
		81,192,121
Diversified Telecommunication Services: 2.0%
China Communications Services Corp., Ltd. H Shares[b]	85,864,800	42,683,492
Total Telecommunication Services		123,875,613
	Shares	Value
UTILITIES: 5.3%
Electric Utilities: 2.7%
Cheung Kong Infrastructure Holdings, Ltd.	9,397,500	$56,890,563
Gas Utilities: 1.9%
Hong Kong & China Gas Co., Ltd.	19,200,739	40,788,147
Independent Power Producers & Energy Traders: 0.7%
China Longyuan Power Group Corp. H Shares	20,724,000	13,685,710
Total Utilities		111,364,420
HEALTH CARE: 4.1%
Health Care Equipment & Supplies: 2.1%
Mindray Medical International, Ltd. ADR	1,470,668	44,546,534
Health Care Providers & Services: 2.0%
Sinopharm Group Co., Ltd. H Shares	15,334,800	42,628,696
Total Health Care		87,175,230
TOTAL INVESTMENTS: 98.6%		2,081,718,009
(Cost $1,889,236,523c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.4%		29,932,528
NET ASSETS: 100.0%		$2,111,650,537

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $1,890,612,384 and net unrealized appreciation consists of:

Gross unrealized appreciation	$401,748,744
Gross unrealized depreciation	(210,643,119)
Net unrealized appreciation	$191,105,625

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

See accompanying notes to financial statements.

38 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Sharat Shroff, CFA

Lead Manager

Sunil Asnani

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MINDX	MIDNX
CUSIP	577130859	577130768
Inception	10/31/05	10/29/10
NAV	$15.52	$15.56
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.18%	0.99%

Portfolio Statistics

Total # of Positions	45
Net Assets	$604.9 million
Weighted Average Market Cap	$7.4 billion
Portfolio Turnover	3.51%[2]

Benchmark

Bombay Stock Exchange 100 Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews India Fund

Portfolio Manager Commentary

For the first half of 2012, the Matthews India Fund gained 14.20% (Investor Class) and 14.33% (Institutional Class), compared to its benchmark, the Bombay Stock Exchange 100 Index, which returned 11.33%. For the quarter ending June 30, the Fund declined –7.78% (Investor Class) and –7.71% (Institutional Class), while its benchmark fell –7.98%. The rupee has been among the region's worst-performing currencies thus far this year, suffering a 4.6% depreciation against the U.S. dollar.

The rupee's depreciation marks a contrast to the relatively stronger performance of the equity markets in local currency terms. This reflects the inherent dichotomy between the performance of the corporate sector, and India's deteriorating macroeconomic fundamentals. Earnings expectations across a broad basket of Indian companies are still coming down, but overall earnings growth is still holding up better than in other parts of Asia. Meanwhile, a persistently high fiscal deficit, slowing GDP growth and inconsistent policymaking are weakening India's macro fundamentals.

During the first half of the year, the portfolio's overweight to small- and mid-capitalization holdings, and limited exposure to volatile metal stocks helped it outperform the benchmark. Last year, small- and mid-cap stocks underwent a much larger correction than larger-cap stocks. We remained invested in these smaller holdings and, in fact, added to a few of them. That strategy paid off during the first half of this year, as small cap stocks have partly recovered, and the difference in valuations between small and large firms has started to narrow. While the earnings performance of smaller-cap firms has been mixed relative to their larger-cap peers over the past few quarters, the extent of the valuation disparity may have led the market to become more positive on small caps. However, this strategy has not worked across all industries. For example, in the second quarter the Fund's industrials sector holdings, where certain stock-specific factors coupled with regulatory headwinds, detracted from portfolio performance.

We attempt to find businesses that have steady secular growth with some ability to pass on cost increases to their customers. For example, India's largest paint maker and one of our larger holdings, Asian Paints, was able to pass on to its customers most of the increases in raw material costs last year. This pricing power is attributable to the company's strong brand, availability, scale and dominant market position within the decorative paint segment. The materials sector, including Asian Paints, was a key contributor to the portfolio's relative outperformance in the first half of the year.

During the first half of the year, the portfolio made no major shifts in strategy. However, we replaced a few information technology and financials sector stocks with companies which we believe have more attractive fundamentals. We also exited a few of our convertible bond holdings as we indentified more attractive risk-reward trade-offs in equities, where valuations were running below historical averages. A recent addition to the portfolio is Bajaj Corporation, a small-cap herbal hair oil maker and distributor. We like the company for its established brand name and wide distribution network for hair oils, although we believe more could be done to leverage its existing network. The firm has made recent changes in its leadership and shown renewed focus on expanding its business. We view these developments positively, and believe the company has the opportunity to diversify its product portfolio in coming years.

(continued)

matthewsasia.com | 800.789.ASIA 39

PERFORMANCE AS OF JUNE 30, 2012

		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MINDX)	-7.78%	-23.88%	8.81%	-0.16%	9.33%	10/31/05
Institutional Class (MIDNX)	-7.71%	-23.72%	n.a.	n.a.	-18.35%	10/29/10
Bombay Stock Exchange 100 Index[3]	-7.98%	-23.69%	3.60%	-0.47%	11.43%[4]
Lipper India Region Funds Category Average[5]	-8.91%	-23.96%	2.61%	-4.49%	6.02%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 69 for index definition.

4  Calculated from 10/31/05.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% Net Assets
Exide Industries, Ltd.	Consumer Discretionary	4.9%
Emami, Ltd.	Consumer Staples	4.8%
Sun Pharmaceutical Industries, Ltd.	Health Care	4.6%
Asian Paints, Ltd.	Materials	4.5%
HDFC Bank, Ltd.	Financials	4.1%
Kotak Mahindra Bank, Ltd.	Financials	3.7%
ICICI Bank, Ltd.	Financials	3.7%
Info Edge India, Ltd.	Information Technology	3.6%
Dabur India, Ltd.	Consumer Staples	3.6%
Infosys, Ltd.	Information Technology	3.3%
% OF ASSETS IN TOP TEN		40.8%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

40 MATTHEWS ASIA FUNDS

Matthews India Fund

Portfolio Manager Commentary (continued)

Much like Bajaj, companies and management teams continue to see opportunities for expanding their businesses, notably in the infrastructure sector. But some of these prospects are being stymied because of inconsistent government policies. We continue to believe that many of India's current macroeconomic problems are self-inflicted, and can be resolved with strong political leadership and clear policies that foster long-term decision making.

In spite of the lackluster policy environment, some companies are managing to deliver relatively robust results. This is most evident in the banking sector. A handful of private sector banks have reported better operating performance compared to their peers, and we believe this stems from superior management quality. Instead of eschewing investing in the country's long-term prospects, we remain focused on identifying business models run by management teams that stand a better chance of dealing with different micro and macroeconomic environment. Meanwhile, we are encouraged to find that current market valuations offer us opportunities to find compelling investments at reasonable prices, especially among small- and mid-cap names.

SECTOR ALLOCATION (%)

Financials	23.6
Industrials	17.4
Consumer Staples	12.8
Materials	12.6
Consumer Discretionary	11.6
Information Technology	8.8
Utilities	6.0
Health Care	5.5
Energy	1.1
Cash and Other Assets, Less Liabilities	0.6

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	37.6
Mid Cap ($1B–$5B)	38.7
Small Cap (under $1B)	23.1
Liabilities in Excess of Cash and Other Assets	0.6

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 41

Matthews India Fund  June 30, 2012

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 97.2%

	Shares	Value
FINANCIALS: 23.6%
Commercial Banks: 11.7%
ICICI Bank, Ltd.	1,150,000	$18,679,659
HDFC Bank, Ltd.	1,830,165	18,640,802
Allahabad Bank	6,544,668	17,703,896
Axis Bank, Ltd.	333,532	6,136,172
HDFC Bank, Ltd. ADR	187,635	6,116,901
ICICI Bank, Ltd. ADR	113,283	3,671,502
		70,948,932
Diversified Financial Services: 6.6%
Kotak Mahindra Bank, Ltd.	2,100,000	22,458,183
Infrastructure Development Finance Co., Ltd.	6,211,855	15,326,553
Multi Commodity Exchange of India, Ltd.	109,509	2,080,151
		39,864,887
Real Estate Management & Development: 2.9%
Ascendas India Trust	29,043,000	17,495,613
Thrifts & Mortgage Finance: 2.4%
Housing Development Finance Corp.	1,225,000	14,445,382
Total Financials		142,754,814
INDUSTRIALS: 17.4%
Machinery: 7.9%
Ashok Leyland, Ltd.	40,022,554	17,943,729
AIA Engineering, Ltd.	1,966,467	12,164,983
Thermax, Ltd.	1,378,128	11,876,983
Jain Irrigation Systems, Ltd.	3,675,635	5,515,290
		47,500,985
Road & Rail: 2.8%
Container Corp. of India, Ltd.	1,039,216	17,191,791
Industrial Conglomerates: 2.5%
MAX India, Ltd.[b]	4,388,102	15,158,104
Electrical Equipment: 2.2%
Crompton Greaves, Ltd.	6,187,500	13,509,704
Transportation Infrastructure: 2.0%
Gujarat Pipavav Port, Ltd.[b]	11,300,000	11,864,253
Total Industrials		105,224,837
CONSUMER STAPLES: 12.8%
Personal Products: 9.6%
Emami, Ltd.	3,267,712	29,324,799
Dabur India, Ltd.	10,654,430	21,953,473
Bajaj Corp., Ltd.	3,362,178	7,128,907
		58,407,179
Tobacco: 3.2%
ITC, Ltd.	4,140,000	19,278,635
Total Consumer Staples		77,685,814
	Shares	Value
CONSUMER DISCRETIONARY: 11.6%
Media: 5.7%
Jagran Prakashan, Ltd.[b]	9,750,207	$15,329,304
Sun TV Network, Ltd.	2,650,127	14,442,983
Dish TV India, Ltd.[b]	3,868,505	4,439,974
		34,212,261
Auto Components: 4.9%
Exide Industries, Ltd.	12,106,722	29,772,273
Textiles, Apparel & Luxury Goods: 1.0%
Titan Industries, Ltd.	1,538,820	6,196,284
Total Consumer Discretionary		70,180,818
MATERIALS: 11.6%
Chemicals: 8.2%
Asian Paints, Ltd.	390,500	27,259,646
Castrol India, Ltd.	1,881,301	18,488,556
Supreme Industries, Ltd.	915,000	3,675,070
		49,423,272
Construction Materials: 1.7%
Grasim Industries, Ltd.	224,459	10,648,119
Metals & Mining: 1.7%
NMDC, Ltd.	2,995,923	10,068,354
Total Materials		70,139,745
INFORMATION TECHNOLOGY: 8.8%
IT Services: 5.1%
Infosys, Ltd. ADR	238,179	10,732,346
Infosys, Ltd.	206,281	9,351,790
CMC, Ltd.	525,130	7,992,484
MindTree, Ltd.	240,000	2,778,160
		30,854,780
Internet Software & Services: 3.7%
Info Edge India, Ltd.	3,324,978	22,060,673
Total Information Technology		52,915,453
HEALTH CARE: 5.5%
Pharmaceuticals: 5.5%
Sun Pharmaceutical Industries, Ltd.	2,412,300	27,654,570
Cipla India, Ltd.	988,275	5,629,782
Total Health Care		33,284,352
UTILITIES: 4.8%
Gas Utilities: 3.1%
GAIL India, Ltd.	2,944,751	18,704,048
Electric Utilities: 1.7%
CESC, Ltd.	2,016,149	10,528,779
Total Utilities		29,232,827

42 MATTHEWS ASIA FUNDS

Matthews India Fund  June 30, 2012

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
ENERGY: 1.1%
Oil, Gas & Consumable Fuels: 1.1%
Reliance Industries, Ltd.	480,742	$6,402,511
Total Energy		6,402,511
TOTAL COMMON EQUITIES		587,821,171
(Cost $604,458,375)

CORPORATE BONDS: 2.2%

	Face Amount
UTILITIES: 1.2%
Electric Utilities: 1.2%
Tata Power Co., Ltd., Cnv. 1.750%, 11/21/14	$7,700,000	7,557,550
Total Utilities		7,557,550
MATERIALS: 1.0%
Metals & Mining: 1.0%
Welspun Corp., Ltd., Cnv. 4.500%, 10/17/14	6,900,000	5,830,500
Total Materials		5,830,500
TOTAL CORPORATE BONDS		13,388,050
(Cost $16,596,125)
TOTAL INVESTMENTS: 99.4%		601,209,221
(Cost $621,054,500c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.6%		3,696,446
NET ASSETS: 100.0%		$604,905,667

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $621,376,739 and net unrealized depreciation consists of:

Gross unrealized appreciation	$87,626,595
Gross unrealized depreciation	(107,794,113)
Net unrealized depreciation	($20,167,518)

ADR  American Depositary Receipt

Cnv.  Convertible

USD  U.S. Dollar

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 43

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Kenichi Amaki

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MJFOX	MIJFX
CUSIP	577130800	577130792
Inception	12/31/98	10/29/10
NAV	$11.71	$11.72
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.21%	1.07%

Portfolio Statistics

Total # of Positions	52
Net Assets	$116.4 million
Weighted Average Market Cap	$15.2 billion
Portfolio Turnover	34.94%[2]

Benchmarks

MSCI Japan Index

Tokyo Stock Price Index (TOPIX)

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Japan Fund

Portfolio Manager Commentary

For the first half of 2012, the Matthews Japan Fund returned 3.26% (Investor Class) and 3.35% (Institutional Class) while its benchmark, the MSCI Japan Index, advanced 3.23%. For the quarter ended June 30, the Fund declined –4.10% (Investor Class) and –4.09% (Institutional Class) while the benchmark fell –7.29%.

Investor sentiment toward Japan soured at the beginning of April as central bank monetary easing, which had been anticipated to continue, did not materialize. As the euphoria of easy money wore off, the realities of Europe's debt crisis settled in. Combined with signs of weaker growth from both China and the U.S., global risk appetite decreased considerably at the start of the second quarter. Risk aversion was apparent as cyclical sectors, such as energy, materials and information technology, performed poorly while defensive sectors such as health care, consumer staples and telecom outperformed.

One positive development during the second quarter was that despite the severity of the external environment, the yen did not revert back to historical high levels against the U.S. dollar. Though the yen did strengthen from its March lows, it hovered between 79 and 80 yen to the dollar for the majority of the second quarter, roughly where it was last fiscal year (most Japanese companies have March-end fiscal years). This response differed from recent years when the yen has continuously strengthened, acting as a safe-haven currency in times of crisis and declining risk tolerance. The Bank of Japan's expansionary policies may be responsible for stemming the yen's further rise, at least for the time being.

By sector, health care was the top contributor for the Fund during the second quarter. Medical consulting firm Ship Healthcare performed well on the back of healthy profit growth and a continued favorable outlook for capital spending among hospitals. Medical equipment company Asahi Intecc also showed strong performance as the company restarted operations at its Thai manufacturing facility, shut down since last autumn due to massive flooding in the country.

On the other hand, the industrials sector was the worst-performing sector for the Fund in the second quarter. EVA Precision Industrial declined considerably as global demand for office automation equipment remained weak amid the poor economic environment in developed markets. Demand for EVA's components did not occur at the pace the company had expected, leaving them with considerable underutilized capacity. To increase utilization, EVA took orders for other components, such as printers, but these products have much lower profit margins. Given the continued weak demand outlook for office automation equipment coupled with the deterioration in product mix, we exited our position toward the end of the quarter.

Precision motor manufacturer Nidec was the largest individual detractor to Fund performance during the quarter, as it faced headwinds from slowing demand for personal computers and hard disk drives. Though the environment for Nidec may remain challenging in the short term, we are encouraged by the advances the company is making in its industrial and automotive motor segments. We continue to view Nidec as one of Japan's premier growth companies with unique technological capability.

(continued)

44 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2012

		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MJFOX)	-4.10%	-5.69%	7.39%	-3.92%	2.98%	3.52%	12/31/98
Institutional Class (MIJFX)	-4.09%	-5.54%	n.a.	n.a.	n.a.	3.59%	10/29/10
MSCI Japan Index[3]	-7.29%	-7.07%	2.00%	-6.37%	2.63%	1.07%[4]
Tokyo Stock Price Index[3]	-6.61%	-6.53%	1.91%	-5.97%	2.63%	1.41%[4]
Lipper Japanese Funds Category Average[5]	-5.70%	-5.50%	3.95%	-4.91%	2.56%	2.42%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted montly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 69 for index definitions.

4  Calculated from 12/31/98.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% Net Assets
ITOCHU Corp.	Industrials	4.8%
Toyota Motor Corp.	Consumer Discretionary	4.4%
ORIX Corp.	Financials	3.8%
Rakuten, Inc.	Consumer Discretionary	3.5%
Marubeni Corp.	Industrials	3.1%
Mitsui & Co., Ltd.	Industrials	3.0%
Nidec Corp.	Industrials	3.0%
Rinnai Corp.	Consumer Discretionary	2.9%
Sysmex Corp.	Health Care	2.9%
Nissan Motor Co., Ltd.	Consumer Discretionary	2.8%
% OF ASSETS IN TOP TEN		34.2%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 45

SECTOR ALLOCATION (%)

Industrials	26.0
Consumer Discretionary	25.2
Information Technology	14.3
Financials	12.0
Health Care	9.9
Consumer Staples	6.7
Materials	4.2
Telecommunication Services	1.0
Cash and Other Assets, Less Liabilities	0.7

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	54.3
Mid Cap ($1B–$5B)	21.8
Small Cap (under $1B)	23.2
Cash and Other Assets, Less Liabilities	0.7

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Japan Fund

Portfolio Manager Commentary (continued)

The top contributors to Fund performance for the second quarter were Internet service companies Kakaku.com and Cookpad. After being the Fund's worst performer in the first quarter, Kakaku.com rebounded strongly on the back of solid earnings growth. The stock also got a boost after Japan's leading advertising agency, Dentsu, acquired a 15% stake in the firm. Cookpad, which operates a popular recipe website, surged amid the excitement surrounding the public offering of social networking site Facebook. Cookpad is the only Japanese Internet service company to be an official Facebook partner. Given the surge in the share price, we concluded that the "Facebook effect" had pushed valuations to unsustainable levels and exited the position during the second quarter. However, we maintain a favorable view of Cookpad's business model and will continue to monitor the company.

Looking ahead, Japanese lawmakers are considering a controversial consumption tax hike that is viewed as essential to fund growing social welfare costs while reducing the government's fiscal deficit. The proposal won approval in the Lower House of parliament in late June and if the bill passes in the Upper House, the consumption tax will be increased from 5% to 10% in two phases over the next three years. The bill is largely unpopular among the general public but is considered key to curbing growing costs as Japan's elderly population rises.

We continue to employ our bottom-up research process to identify companies with unique business models that we think can deliver growth over the long term. However, we remain mindful of external developments as we manage the portfolio going into the second half of this year.

46 MATTHEWS ASIA FUNDS

Matthews Japan Fund  June 30, 2012

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 99.3%

	Shares	Value
INDUSTRIALS: 26.0%
Trading Companies & Distributors: 10.9%
ITOCHU Corp.	532,800	$5,600,080
Marubeni Corp.	541,000	3,604,629
Mitsui & Co., Ltd.	238,500	3,544,075
		12,748,784
Machinery: 6.9%
Harmonic Drive Systems, Inc.	101,700	2,299,918
Nabtesco Corp.	80,400	1,793,249
Mitsubishi Heavy Industries, Ltd.	399,000	1,622,001
Komatsu, Ltd.	56,300	1,343,957
FANUC Corp.	5,800	953,411
		8,012,536
Electrical Equipment: 3.0%
Nidec Corp.	46,500	3,535,573
Construction & Engineering: 2.1%
JGC Corp.	83,000	2,406,282
Commercial Services & Supplies: 2.0%
JP-Holdings, Inc.	236,500	2,313,824
Professional Services: 1.1%
Nihon M&A Center, Inc.	41,200	1,255,199
Total Industrials		30,272,198
CONSUMER DISCRETIONARY: 25.2%
Automobiles: 9.2%
Toyota Motor Corp.	126,500	5,105,821
Nissan Motor Co., Ltd.	346,100	3,286,472
Fuji Heavy Industries, Ltd.	289,000	2,341,499
		10,733,792
Internet & Catalog Retail: 5.2%
Rakuten, Inc.	398,700	4,122,028
Start Today Co., Ltd.	140,400	1,962,019
		6,084,047
Household Durables: 5.0%
Rinnai Corp.	49,700	3,429,373
HAJIME CONSTRUCTION Co., Ltd.	80,400	2,334,457
		5,763,830
Auto Components: 2.7%
Nifco, Inc.	78,800	1,904,857
Bridgestone Corp.	53,800	1,235,469
		3,140,326
Specialty Retail: 1.4%
Sanrio Co., Ltd.	43,300	1,578,642
Multiline Retail: 1.2%
H2O Retailing Corp.	145,000	1,453,308
	Shares	Value
Diversified Consumer Services: 0.5%
ESCRIT, Inc.[b]	25,400	$612,599
Total Consumer Discretionary		29,366,544
INFORMATION TECHNOLOGY: 14.3%
Electronic Equipment, Instruments & Components: 7.7%
Kyocera Corp.	35,200	3,046,207
Hitachi, Ltd.	491,000	3,027,428
Murata Manufacturing Co., Ltd.	55,000	2,893,033
		8,966,668
Internet Software & Services: 2.8%
Kakaku.com, Inc.	96,200	3,264,397
IT Services: 2.2%
GMO Payment Gateway, Inc.	130,800	2,578,525
Software: 1.6%
Capcom Co., Ltd.	84,500	1,768,432
Total Information Technology		16,578,022
FINANCIALS: 12.0%
Insurance: 5.3%
Tokio Marine Holdings, Inc.	100,100	2,511,819
Sony Financial Holdings, Inc.	151,700	2,476,001
Anicom Holdings, Inc.[b]	194,000	1,182,779
		6,170,599
Diversified Financial Services: 3.8%
ORIX Corp.	47,390	4,416,551
Real Estate Investment Trusts: 2.6%
Kenedix Realty Investment Corp., REIT	558	1,804,131
Industrial & Infrastructure Fund Investment Corp., REIT	198	1,279,248
		3,083,379
Real Estate Management & Development: 0.3%
Global Logistic Properties, Ltd.[b]	188,000	312,975
Total Financials		13,983,504
HEALTH CARE: 9.9%
Health Care Equipment & Supplies: 5.0%
Sysmex Corp.	85,200	3,369,475
Asahi Intecc Co., Ltd.	93,200	2,444,415
		5,813,890
Health Care Providers & Services: 2.7%
Ship Healthcare Holdings, Inc.	78,800	1,899,102
Message Co., Ltd.	383	1,217,149
		3,116,251
Pharmaceuticals: 1.4%
Otsuka Holdings Co., Ltd.	53,900	1,654,473

matthewsasia.com | 800.789.ASIA 47

Matthews Japan Fund  June 30, 2012

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
Biotechnology: 0.8%
3-D Matrix, Ltd.[b]	15,200	$943,838
Total Health Care		11,528,452
CONSUMER STAPLES: 6.7%
Food & Staples Retailing: 3.1%
Ain Pharmaciez, Inc.	30,200	1,821,764
Daikokutenbussan Co., Ltd.	66,600	1,726,543
		3,548,307
Tobacco: 1.5%
Japan Tobacco, Inc.	58,000	1,718,287
Food Products: 1.1%
Calbee, Inc.	20,100	1,262,193
Household Products: 1.0%
Pigeon Corp.	27,300	1,196,047
Total Consumer Staples		7,724,834
MATERIALS: 4.2%
Chemicals: 2.4%
JSR Corp.	86,800	1,506,119
Nitto Denko Corp.	30,200	1,293,911
		2,800,030
Metals & Mining: 1.8%
Hitachi Metals, Ltd.	177,000	2,112,331
Total Materials		4,912,361
TELECOMMUNICATION SERVICES: 1.0%
Wireless Telecommunication Services: 1.0%
KDDI Corp.	182	1,174,066
Total Telecommunication Services		1,174,066
TOTAL INVESTMENTS: 99.3%		115,539,981
(Cost $109,504,510c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.7%		839,840
NET ASSETS: 100.0%		$116,379,821

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $109,504,510 and net unrealized appreciation consists of:

Gross unrealized appreciation	$11,156,297
Gross unrealized depreciation	(5,120,826)
Net unrealized appreciation	$6,035,471

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

48 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

J. Michael Oh, CFA

Lead Manager

Michael B. Han, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAKOX	MIKOX
CUSIP	577130305	577130826
Inception	1/3/95	10/29/10
NAV	$4.77	$4.79
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.18%	1.07%

Portfolio Statistics

Total # of Positions	50
Net Assets	$156.1 million
Weighted Average Market Cap	$28.1 billion
Portfolio Turnover	30.13%[2]

Benchmark

Korea Composite Stock Price Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Korea Fund

Portfolio Manager Commentary

For the first half of 2012, the Matthews Korea Fund gained 3.92% (Investor Class) and 3.91% (Institutional Class) while its benchmark, the Korea Composite Stock Price Index, returned 2.80%. For the quarter ended June 30, the Fund declined –5.36% (Investor Class) and –5.34% (Institutional Class) while the benchmark fell –8.75%.

The Korean equity market performed well during the first quarter as major markets showed signs of economic recovery. However, the market reversed course in the second quarter as expectations for global economic growth weakened. The Fund's outperformance against the benchmark was helped by the Fund's underweight positions in industrials and its overweight positions in consumer sectors, as well as by stock selection. Industrials segments, such as shipbuilding and construction, suffered from ongoing troubles in Europe as they tend to be susceptible to global economic cycles. In fact, overseas orders continued to slow during the first half of the year. However, we continue to look for long-term investment opportunities in the industrials sector though we remain underweight in this area due to its cyclical nature.

The rapid appreciation of Korea's currency, the won, was a key investor concern during the first quarter. However, the won weakened against the U.S. dollar during the second quarter, easing worries over its impact on Korean exporters. As the global economy recovers we expect the won will again appreciate; however, at the end of the second quarter the currency was still far below the level it reached before the start of the economic crisis in 2008. Exporters should be able to remain competitive even in the face of a steady appreciation in the currency, although short-term profitability could come under pressure. Many Korean companies have also been expanding their manufacturing capacities in overseas markets in efforts to diversify currency and geopolitical risks.

On a sector basis for the first half of the year, information technology and consumer discretionary firms performed well while materials and financials lagged. During the second quarter, Korea's consumer-related industries that derive earnings mainly from the domestic market outperformed as they were less affected by macroeconomic events. In particular, SBS Media Holdings, a diversified media group engaged in television, cable and radio broadcasting, was a notable new addition and among the top contributors to performance. Korea's television broadcasting companies continue to be among the country's most undervalued segments due to government regulations on such things as foreign investment and advertising rates. However, deregulation in the sector is underway and authorities are liberalizing the television advertising industry by allowing more private companies to operate in the segment. We believe Korean media companies are among the most attractively priced in the region with compelling growth opportunities as they are well-positioned to benefit from both growing discretionary income in Korea and ongoing deregulation in the sector. Prior to these deregulation efforts Korea had just one government-owned entity that controlled all television advertising slots and rates.

In June, Korea became the seventh nation to become a member of the so-called "20-50 club"—a label given to countries with a population over 50 million and average national per capita income exceeding US$20,000. Its peers in this group include the U.S., Japan, France, Italy, Germany and

(continued)

matthewsasia.com | 800.789.ASIA 49

PERFORMANCE AS OF JUNE 30, 2012

		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MAKOX)	-5.36%	-10.28%	17.64%	-0.76%	10.84%	5.13%	1/3/95
Institutional Class (MIKOX)	-5.34%	-10.08%	n.a.	n.a.	n.a.	3.51%	10/29/10
Korea Composite Stock Price Index[3]	-8.75%	-17.47%	15.10%	-1.80%	12.15%	2.75%[4]
Lipper Pacific ex Japan Funds Category Average[5]	-6.76%	-14.04%	9.56%	0.07%	10.79%	4.83%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 69 for index definition.

4  Calculated from 12/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% Net Assets
Samsung Electronics Co., Ltd.	Information Technology	15.3%
Kia Motors Corp.	Consumer Discretionary	3.6%
POSCO	Materials	3.3%
Shinhan Financial Group Co., Ltd.	Financials	3.1%
Hyundai Motor Co., Ltd., 2nd Pfd.	Consumer Discretionary	2.8%
NHN Corp.	Information Technology	2.8%
Hyundai Motor Co.	Consumer Discretionary	2.6%
Hyundai Mobis	Consumer Discretionary	2.6%
LG Household & Health Care, Ltd.	Consumer Staples	2.5%
Dongbu Insurance Co., Ltd.	Financials	2.5%
% OF ASSETS IN TOP TEN		41.1%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

50 MATTHEWS ASIA FUNDS

Matthews Korea Fund

Portfolio Manager Commentary (continued)

United Kingdom. Korea is the only member that was not industrialized prior to World War II—a testament to the progress the country has made in a relatively short period of time.

There are still risks to the Korean economy and North Korea remains chief among them, particularly as its transition of power is ongoing and little is known about the North's new leadership. A slower-than-expected global recovery could also continue to negatively impact domestic consumer sentiment. In fact, there are already some signs of slowing domestic spending.

We continue to believe, however, that Korea is well-positioned in this difficult market. Korean companies in general are continuing to climb up the value chain, gaining market share and improved brand reputation in many industries, ranging from semiconductors to cars to cosmetics. We have also been encouraged to note the recent global success of some small- to medium-sized companies, particularly consumer markets in Asia. We expect to maintain a diversified portfolio with particular focus on the technology, financials and consumer sectors, as we believe they are sustainable long-term growth drivers of the Korean economy.

SECTOR ALLOCATION (%)

Consumer Discretionary	27.3
Information Technology	21.3
Financials	18.0
Industrials	9.5
Consumer Staples	9.4
Materials	9.0
Energy	2.3
Health Care	2.2
Cash and Other Assets, Less Liabilities	1.0

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	58.6
Mid Cap ($1B–$5B)	25.7
Small Cap (under $1B)	14.7
Cash and Other Assets, Less Liabilities	1.0

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 51

Matthews Korea Fund  June 30, 2012

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: SOUTH KOREA: 93.4%

	Shares	Value
CONSUMER DISCRETIONARY: 24.5%
Automobiles: 6.2%
Kia Motors Corp.	86,100	$5,674,824
Hyundai Motor Co.	19,585	4,020,690
		9,695,514
Auto Components: 4.8%
Hyundai Mobis	16,526	4,005,839
Hankook Tire Co., Ltd.	74,700	2,978,985
Motonic Corp.	64,140	389,810
		7,374,634
Media: 4.5%
SBS Media Holdings Co., Ltd.	808,540	2,966,126
CJ CGV Co., Ltd.	91,190	2,076,727
Cheil Worldwide, Inc.	125,730	2,008,225
		7,051,078
Hotels, Restaurants & Leisure: 4.0%
Shinsegae Food Co., Ltd.	44,357	3,251,632
Modetour Network, Inc.	167,436	2,928,662
		6,180,294
Multiline Retail: 3.4%
Hyundai Greenfood Co., Ltd.	205,380	2,990,199
Hyundai Department Store Co., Ltd.	18,765	2,345,534
		5,335,733
Internet & Catalog Retail: 1.6%
Hyundai Home Shopping Network Corp.	25,728	2,517,823
Total Consumer Discretionary		38,155,076
INFORMATION TECHNOLOGY: 21.3%
Semiconductors & Semiconductor Equipment: 15.3%
Samsung Electronics Co., Ltd.	22,604	23,937,352
Internet Software & Services: 5.7%
NHN Corp.	19,856	4,355,098
Daum Communications Corp.	26,431	2,377,175
SBS Contents Hub Co., Ltd.	188,088	2,107,404
		8,839,677
Electronic Equipment, Instruments & Components: 0.3%
Uju Electronics Co., Ltd.	25,296	497,322
Total Information Technology		33,274,351
FINANCIALS: 16.2%
Insurance: 6.2%
Dongbu Insurance Co., Ltd.	103,751	3,830,396
Samsung Fire & Marine Insurance Co., Ltd.	15,264	3,029,002
Hyundai Marine & Fire Insurance Co., Ltd.	109,960	2,865,028
		9,724,426
	Shares	Value
Commercial Banks: 5.6%
Shinhan Financial Group Co., Ltd.	138,924	$4,870,340
KB Financial Group, Inc.	66,716	2,179,406
Hana Financial Group, Inc.	51,320	1,640,607
		8,690,353
Capital Markets: 3.7%
Kiwoom Securities Co., Ltd.	69,436	3,731,626
Samsung Securities Co., Ltd.	47,910	2,075,396
		5,807,022
Diversified Financial Services: 0.7%
NICE Information Service Co., Ltd.	249,760	999,710
Total Financials		25,221,511
INDUSTRIALS: 9.5%
Construction & Engineering: 2.9%
Samsung Engineering Co., Ltd.	15,473	2,455,079
Hyundai Engineering & Construction Co., Ltd.	36,243	2,084,111
		4,539,190
Commercial Services & Supplies: 1.7%
KEPCO Plant Service & Engineering Co., Ltd.	64,238	2,709,509
Industrial Conglomerates: 1.5%
Samsung Techwin Co., Ltd.	35,222	2,399,215
Building Products: 1.5%
KCC Corp.	9,410	2,306,791
Airlines: 1.1%
Asiana Airlines, Inc.[b]	252,490	1,656,776
Electrical Equipment: 0.8%
LS Corp.	16,548	1,250,444
Total Industrials		14,861,925
CONSUMER STAPLES: 9.4%
Food Products: 3.7%
Orion Corp.	4,059	3,362,452
Binggrae Co., Ltd.	37,621	2,365,180
		5,727,632
Household Products: 2.5%
LG Household & Health Care, Ltd.	7,357	3,969,239
Personal Products: 2.1%
Amorepacific Corp.	3,531	3,282,240
Tobacco: 1.1%
KT&G Corp.	24,806	1,758,630
Total Consumer Staples		14,737,741

52 MATTHEWS ASIA FUNDS

Matthews Korea Fund  June 30, 2012

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: SOUTH KOREA (continued)

	Shares	Value
MATERIALS: 8.0%
Metals & Mining: 4.1%
POSCO ADR	63,400	$5,099,896
Poongsan Corp.	52,560	1,261,230
		6,361,126
Chemicals: 3.9%
LG Chem, Ltd.	14,694	3,803,916
OCI Materials Co., Ltd.	32,024	1,160,134
KPX Chemical Co., Ltd.	26,824	1,128,928
		6,092,978
Total Materials		12,454,104
ENERGY: 2.3%
Oil, Gas & Consumable Fuels: 2.3%
SK Innovation Co., Ltd.	29,285	3,587,632
Total Energy		3,587,632
HEALTH CARE: 2.2%
Pharmaceuticals: 2.2%
Dong-A Pharmaceutical Co., Ltd.	24,305	1,790,482
Yuhan Corp.	13,878	1,622,551
Total Health Care		3,413,033
TOTAL COMMON EQUITIES		145,705,373
(Cost $99,520,988)

PREFERRED EQUITIES: SOUTH KOREA: 5.6%

	Shares	Value
CONSUMER DISCRETIONARY: 2.8%
Automobiles: 2.8%
Hyundai Motor Co., Ltd., 2nd Pfd.	67,274	$4,420,216
Total Consumer Discretionary		4,420,216
FINANCIALS: 1.8%
Insurance: 1.8%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	44,809	2,891,156
Total Financials		2,891,156
MATERIALS: 1.0%
Chemicals: 1.0%
LG Chem, Ltd., Pfd.	19,243	1,504,025
Total Materials		1,504,025
TOTAL PREFERRED EQUITIES		8,815,397
(Cost $7,437,374)
TOTAL INVESTMENTS: 99.0%		154,520,770
(Cost $106,958,362c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.0%		1,544,020
NET ASSETS: 100.0%		$156,064,790

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $108,123,028 and net unrealized appreciation consists of:

Gross unrealized appreciation	$52,790,746
Gross unrealized depreciation	(6,393,004)
Net unrealized appreciation	$46,397,742

ADR  American Depositary Receipt

Pfd.  Preferred

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 53

ASIA SMALL COMPANY STRATEGIES

PORTFOLIO MANAGERS

Lydia So

Lead Manager

Michael B. Han, CFA

Co-Manager

FUND FACTS

Investor Class
Ticker	MSMLX
CUSIP	577125206
Inception	9/15/08
NAV	$15.69
Initial Investment	$2,500
Gross Expense Ratio[1]	1.52%

Portfolio Statistics

Total # of Positions	70
Net Assets	$309.4 million
Weighted Average Market Cap	$1.2 billion
Portfolio Turnover	19.97%[2]

Benchmark

MSCI AC Asia ex Japan Small Cap Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of small companies located in Asia, including developed, emerging and frontier countries and markets in the Asian region, excluding Japan.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary

For the first half of 2012, the Matthews Asia Small Companies Fund returned 6.23%, while its benchmark, MSCI All Country Asia ex Japan Small Cap Index, returned 6.63%. For the quarter ending June 30, the Fund declined –6.99% and the benchmark fell –7.65%. Increased concerns surrounding Europe's debt crises resurfaced during the second quarter causing weakness in global equities markets and Asian markets were also impacted as investors became more risk averse.

While we are aware of Europe's unfavorable macroeconomic events that remain unresolved, they are beyond our control. More pertinent to our long-term investment approach is monitoring and adapting the portfolio to the structural developments and challenges facing Asian economies, and most importantly, identifying the individual companies poised to grow. During the second quarter, Fund performance was negatively impacted by slowing growth momentum in various sectors in China. Our long-term holding Trinity, a luxury menswear retailer, suffered from concerns over weakening demand for their high-end products. However, we continue hold this security as we believe its fundamentals and competitive advantage within the industry remain intact. We did exit other Chinese holdings in the portfolio for company-specific reasons, including PCD Stores, a Chinese department store operator. PCD was a disappointment due to its poor execution track record in new store openings as well as its foray into operating outlet stores, a business model that is somewhat new to the domestic market.

Another top holding, St. Shine Optical, a Taiwan-based contact lens manufacturer, performed poorly in the second quarter due to rising competition in the domestic market. In addition, one of its competitors was publicly listed in May, contributing to St. Shine's share price weakness. During the second quarter, our Indian holdings were exposed to considerable depreciation in India's rupee on the back of concerns over rising fiscal and trade deficits. The majority of the decline in our Indian holdings was due to the weakening of the rupee against the U.S dollar.

In such a volatile and uncertain investment environment, more defensive sectors, namely consumer staples, utilities, and health care, were among the brighter spots in the portfolio. Nippon Indosari, an Indonesia baked goods producer, registered positive returns in the first half of the year, thanks to the rising acceptance of packaged bread products and the company's growing distribution reach. During the second quarter, we also increased our weightings in other consumer staples names such as Super Group, a Singaporean instant coffee manufacturer, and Shenguan Holdings, a Chinese manufacturer of sausage skins. We believe that the demand for their products should remain resilient despite moderations in global economic outlook. The firms also appear to be on track in furthering their expansion and market penetration plans.

During the market sell-off in May, we continued to build up the small position we had initiated earlier in the year in Security Bank of the Philippines. Security Bank's lending franchise is particularly strong among the consumer segment and among small and medium enterprises. Its profitability is also quite strong for its industry. We think that demand for loans continues to be healthy as the economic growth prospects for the Philippines have strengthened.

(continued)

54 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2012

		Average Annual Total Returns
	3 Months	1 Year	3 Years	Inception 9/15/08
Investor Class (MSMLX)	-6.99%	-17.24%	16.66%	17.56%
MSCI AC Asia ex Japan Small Cap Index[3]	-7.65%	-19.14%	9.47%	9.84%
Lipper Pacific ex Japan Funds Category Average[4]	-6.76%	-14.04%	9.56%	9.61%[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 69 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

5  Calculated from 9/30/08.

TOP TEN HOLDINGS6

	Sector	Country	% Net Assets
St. Shine Optical Co., Ltd.	Health Care	Taiwan	2.8%
Towngas China Co., Ltd.	Utilities	China/Hong Kong	2.7%
Vinda International Holdings, Ltd.	Consumer Staples	China/Hong Kong	2.4%
PT Nippon Indosari Corpindo	Consumer Staples	Indonesia	2.0%
PT Bank Tabungan Pensiunan Nasional	Financials	Indonesia	2.0%
Super Group, Ltd.	Consumer Staples	Singapore	1.9%
Pacific Hospital Supply Co., Ltd.	Health Care	Taiwan	1.9%
Emami, Ltd.	Consumer Staples	India	1.9%
Trinity, Ltd.	Consumer Discretionary	China/Hong Kong	1.9%
PT Jasa Marga Persero	Industrials	Indonesia	1.8%
% OF ASSETS IN TOP TEN			21.3%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 55

COUNTRY ALLOCATION (%)

China/Hong Kong	28.2
Taiwan	15.8
India	14.9
South Korea	12.9
Indonesia	9.1
Malaysia	6.3
Singapore	4.9
Thailand	4.3
Philippines	2.0
Cash and Other Assets, Less Liabilities	1.6

SECTOR ALLOCATION (%)

Consumer Discretionary	17.4
Industrials	17.3
Information Technology	14.9
Financials	14.7
Consumer Staples	14.3
Health Care	10.4
Materials	6.7
Utilities	2.7
Cash and Other Assets, Less Liabilities	1.6

MARKET CAP EXPOSURE (%)7,8

Large Cap (over $5B)	1.0
Mid Cap ($1B–$5B)	47.2
Small Cap (under $1B)	50.2
Cash and Other Assets, Less Liabilities	1.6

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8  The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary (continued)

During the second quarter, the Fund initiated a position in a top Taiwanese online retailer, PChome Online. The company has demonstrated its ability to increase its shipment units and manage its logistics effectively. As observed in developed countries, e-commerce has gained growing acceptance among consumers and this trend is also now occurring in parts of Asia.

We continue to direct our efforts in bottom-up, fundamental research to uncover compelling investment candidates, with less attention paid to extent forecasting unpredictable international market events. As the current operating environment for small companies remains challenging, we remain cautious over the potential effects of adverse macro events on our holdings. We are also wary of the potential pitfalls we have become attuned to: a lack of discipline in business expansion and cost management and, more importantly, lack of foresight in managing a sustainable franchise over varying business cycles. These are some of the risks associated with investing in small companies, and a diversified portfolio is one way to mitigate them.

In our research approach, we have a preference for seasoned, well-managed companies, and believe these trying times may actually present opportunities to gain market share. Emerging opportunities in Asia still exist in the small-cap universe for patient, long-term investors. Differentiating fundamentals among industry peers across Asia is critical to our stock selection process and we continue to seek companies with a strong domestic presence and good competitive positions in secular growth industries.

56 MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund  June 30, 2012

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 98.4%

	Shares	Value
CHINA/HONG KONG: 28.2%
Towngas China Co., Ltd.	11,357,000	$8,207,716
Vinda International Holdings, Ltd.	4,982,000	7,439,858
Trinity, Ltd.	9,094,000	5,760,817
Shenguan Holdings Group, Ltd.	9,524,000	5,496,754
Yip's Chemical Holdings, Ltd.	8,018,000	5,151,402
Airtac International Group[b]	805,000	4,637,307
Stella International Holdings, Ltd.	1,869,000	4,632,023
KWG Property Holding, Ltd.	7,206,000	4,608,421
Dah Chong Hong Holdings, Ltd.	5,082,000	4,572,626
Minth Group, Ltd.	4,114,000	4,462,890
Lee's Pharmaceutical Holdings, Ltd.	9,485,000	4,427,329
Comba Telecom Systems Holdings, Ltd.	9,552,011	4,013,184
Kosmopolito Hotels International, Ltd.	19,052,000	3,498,221
AAC Technologies Holdings, Inc.	1,136,000	3,305,937
Singamas Container Holdings, Ltd.	15,124,000	3,297,806
China Kanghui Holdings, Inc. ADR[b]	164,900	3,248,530
SITC International Holdings Co., Ltd.	11,893,000	3,160,336
Xingda International Holdings, Ltd.	9,378,000	3,099,465
TAL Education Group ADR[b]	231,562	2,278,570
E-Commerce China Dangdang, Inc. ADR[b]	290,000	1,931,400
Fook Woo Group Holdings, Ltd.[b,c]	24,622,000	190,427
Total China/Hong Kong		87,421,019
TAIWAN: 15.8%
St. Shine Optical Co., Ltd.	763,492	8,544,628
Pacific Hospital Supply Co., Ltd.[b]	1,995,155	6,016,155
TXC Corp.	3,784,792	5,495,239
Simplo Technology Co., Ltd.	785,310	5,423,652
WT Microelectronics Co., Ltd.	3,908,000	5,313,077
Wah Lee Industrial Corp.	3,990,000	5,050,741
PChome Online, Inc.	856,000	4,852,766
Chroma ATE, Inc.	2,091,081	4,773,541
Formosa International Hotels Corp.	315,717	3,380,946
Total Taiwan		48,850,745
INDIA: 14.9%
Emami, Ltd.	662,496	5,945,310
Ipca Laboratories, Ltd.	808,208	5,192,159
Page Industries, Ltd.	95,185	4,936,144
CRISIL, Ltd.	243,954	4,718,953
GlaxoSmithKline Consumer Healthcare, Ltd.	94,290	4,659,980
Gujarat Pipavav Port, Ltd.[b]	4,061,512	4,264,319
Castrol India, Ltd.	398,681	3,918,052
Federal Bank, Ltd.	479,245	3,885,035
CMC, Ltd.	220,478	3,355,678
AIA Engineering, Ltd.	500,705	3,097,468
Exide Industries, Ltd.	829,267	2,039,294
Total India		46,012,392
	Shares	Value
SOUTH KOREA: 12.9%
Pyeong Hwa Automotive Co., Ltd.	319,541	$5,435,990
Modetour Network, Inc.	278,388	4,869,350
Dongbu Insurance Co., Ltd.	120,231	4,438,823
Daum Communications Corp.	49,259	4,430,300
KEPCO Plant Service & Engineering Co., Ltd.	102,457	4,321,557
Cheil Worldwide, Inc.	247,635	3,955,355
Kiwoom Securities Co., Ltd.	68,166	3,663,374
POSCO Chemtech Co., Ltd.	25,812	3,076,525
Korea Zinc Co., Ltd.	8,661	2,946,324
OCI Materials Co., Ltd.	74,585	2,701,991
Total South Korea		39,839,589
INDONESIA: 9.1%
PT Nippon Indosari Corpindo	14,332,000	6,334,869
PT Bank Tabungan Pensiunan Nasional[b]	14,671,500	6,269,301
PT Jasa Marga Persero	9,869,000	5,716,333
PT AKR Corporindo	12,888,000	4,817,463
PT Sumber Alfaria Trijaya[b]	5,659,000	2,897,394
PT Selamat Sempurna	9,346,000	2,024,878
Total Indonesia		28,060,238
MALAYSIA: 6.3%
Dialog Group BHD	6,995,205	5,215,722
KPJ Healthcare BHD	2,578,500	4,793,101
Alliance Financial Group BHD	3,609,900	4,763,073
LPI Capital BHD	1,081,900	4,582,460
Total Malaysia		19,354,356
SINGAPORE: 4.9%
Super Group, Ltd.	3,626,000	6,027,473
Petra Foods, Ltd.	2,723,000	5,398,650
Amtek Engineering, Ltd.	7,700,000	3,801,669
Total Singapore		15,227,792
THAILAND: 4.3%
Tisco Financial Group Public Co., Ltd.	4,198,900	5,144,554
Dynasty Ceramic Public Co., Ltd.	2,777,000	4,503,515
SNC Former Public Co., Ltd.	4,676,600	3,741,774
Total Thailand		13,389,843
PHILIPPINES: 2.0%
Security Bank Corp.	1,000,030	3,397,798
Alliance Global Group, Inc.	10,215,000	2,820,204
Total Philippines		6,218,002
TOTAL COMMON EQUITIES		304,373,976
(Cost $317,309,503)

matthewsasia.com | 800.789.ASIA 57

Matthews Asia Small Companies Fund  June 30, 2012

Schedule of Investmentsa (unaudited) (continued)

WARRANTS: 0.0%

	Shares	Value
MALAYSIA: 0.0%
Dialog Group BHD, expires 02/12/17	582,933	$109,225
Total Malaysia		109,225
TOTAL WARRANTS		109,225
(Cost $0)
TOTAL INVESTMENTS: 98.4%		304,483,201
(Cost $317,309,503d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.6%		4,963,025
NET ASSETS: 100.0%		$309,446,226

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Illiquid security.

d  Cost for federal income tax purposes is $317,344,786 and net unrealized depreciation consists of:

Gross unrealized appreciation	$36,170,635
Gross unrealized depreciation	(49,032,220)
Net unrealized depreciation	($12,861,585)

ADR  American Depositary Receipt

BHD  Berhad

See accompanying notes to financial statements.

58 MATTHEWS ASIA FUNDS

ASIA SMALL COMPANY STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Henry Zhang, CFA

Co-Manager

FUND FACTS

Investor Class
Ticker	MCSMX
CUSIP	577125404
Inception	5/31/11
NAV	$7.08
Initial Investment	$2,500
Gross Expense Ratio[1]	5.32%
After Fee Waiver, Reimbursement and Recoupment	2.00%

Portfolio Statistics

Total # of Positions	44
Net Assets	$5.2 million
Weighted Average Market Cap	$1.4 billion
Portfolio Turnover	6.08%[2]

Benchmark

MSCI China Small Cap Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of small companies located in China and Taiwan. China includes its administrative and other districts, such as Hong Kong.

1  Gross annual operating expenses for the Fund for 2011 are annualized. The Advisor has contractually agreed to waive Matthews China Small Companies Fund's fees and reimburse expenses until at least August 31, 2014 to the extent needed to limit total annual operating expenses to 2.00%. Matthews Asia Funds does not charge 12b-1 fees.

2  Not annualized. The Fund commenced operations on May 31, 2011

Matthews China Small Companies Fund

Portfolio Manager Commentary

For the first half of 2012, the Matthews China Small Companies Fund returned 0.57%, underperforming its benchmark, the MSCI China Small Cap Index, which returned 1.22%. For the quarter ending June 30, the Fund declined –8.05%, while its benchmark fell –8.38%.

The weakness in the equity market reflected investor concerns about Europe's debt crisis and some weaker-than-expected economic data in China. The broad slowdown triggered policy loosening, which, on the fiscal policy front, led China to accelerate approvals for new investment projects. In terms of monetary policy, the central bank again cut its bank reserve requirement ratio during the second quarter, and also cut both the benchmark one-year deposit and lending rates by 25 basis points (0.25%). In addition, Chinese banks were allowed more flexibility in setting their own rates—a significant step toward interest rate liberalization. Inflation in China remained benign and declined to 3% in May, remaining below the government's target of 4%.

During the second quarter, the financials sector, dominated by small real estate developers, rallied as China's property market began showing signs of stabilization and investor sentiment showed expectations for a gradually improving credit environment. The Fund had less exposure to the sector than the benchmark, and this underweight was a drag on performance. However, our financials sector holdings were top contributors to performance during the second quarter, as we saw strong returns for these holdings. China Overseas Grand Oceans Group, a Hong Kong-based property developer, was once again among the top contributors to performance. Given its seasoned management team and strong focus on expansion into smaller cities, the company stands to benefit from China's long-term trend of rising inland urbanization and growing household income.

China's health care sector also performed well in the second quarter. Health care companies showed their defensiveness and resilience amid the challenging economic climate, and our holdings in this sector delivered solid operating results. Holding company Sino Biopharmaceutical was among the Fund's top contributors for the second quarter. The firm has a diversified drug portfolio and a strong product pipeline in hepatitis, cardio-cerebral and oncology. While it may face some short-term macroeconomic uncertainties such as policies to centralize drug procurement in different provinces, the company is well-positioned to benefit from rising health care demand and the consequent long-term growth of China's pharmaceutical market.

Conversely, consumer discretionary and consumer staples sectors declined sharply during the quarter and were the major detractors to Fund performance. Investors sold off stocks in these industries due to recent weak consumer sentiment and a slowdown in consumer spending. Hengdeli Holdings, China's largest Swiss watch distributor and retailer, was sold off sharply as demand for mid-range to high-end consumer goods softened following the robust growth of the past two years. Despite the recent sluggish demand, we continue to hold this position as the company's business fundamentals and leading market position remain intact.

We have not made any major changes to the portfolio in terms of sector allocation. However, we did initiate a position in an oil jetty operator,

(continued)

matthewsasia.com | 800.789.ASIA 59

PERFORMANCE AS OF JUNE 30, 2012

		Average Annual Total Returns
	3 Months	1 Year	Inception 5/31/11
Investor Class (MCSMX)	-8.05%	-26.16%	-27.23%
MSCI China Small Cap Index[3]	-8.38%	-30.26%	-32.08%
Lipper China Funds Category Average[4]	-6.45%	-19.33%	-20.98%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 69 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% Net Assets
Digital China Holdings, Ltd.	Information Technology	5.3%
China Overseas Grand Oceans Group, Ltd.	Financials	5.1%
Towngas China Co., Ltd.	Utilities	5.0%
Franshion Properties China, Ltd.	Financials	4.0%
Zhuzhou CSR Times Electric Co., Ltd.	Industrials	3.7%
Yuexiu Transport Infrastructure, Ltd.	Industrials	3.3%
Sino Biopharmaceutical	Health Care	3.3%
Vinda International Holdings, Ltd.	Consumer Staples	3.3%
WuXi PharmaTech Cayman, Inc.	Health Care	3.2%
Television Broadcasts, Ltd.	Consumer Discretionary	3.2%
% OF ASSETS IN TOP TEN		39.4%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

60 MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund

Portfolio Manager Commentary (continued)

Sinopec Kantons Holdings, during the second quarter as it has a high business entry barrier and attractive assets. The company should benefit from long-term growth in China's oil demand.

We believe there will continue to be uncertainties in China as policymakers make ongoing adjustments to fix structural economic imbalances and set the country on a path to more sustainable growth. Small- and medium- enterprises (SMEs) are one of the main pillars of China's economy, and they currently contribute about 65% of GDP and 80% of urban employment. It is encouraging to see that the government has taken some initiative to lower funding costs and improve access to capital for entrepreneurs. Given the government's prompt response in setting a looser credit environment and speeding up new project approvals, we believe there is an increased chance that the economy should stabilize and regain some strength later this year.

COUNTRY ALLOCATION (%)

China/Hong Kong	94.6
Taiwan	3.3
Cash and Other Assets, Less Liabilities	2.1

SECTOR ALLOCATION (%)

Consumer Discretionary	20.5
Industrials	20.4
Information Technology	13.9
Consumer Staples	13.2
Health Care	9.2
Financials	9.1
Utilities	5.0
Materials	4.9
Energy	1.7
Cash and Other Assets, Less Liabilities	2.1

MARKET CAP EXPOSURE (%)6,7

Large Cap (over $5B)	0.0
Mid Cap ($1B–$5B)	60.5
Small Cap (under $1B)	37.4
Cash and Other Assets, Less Liabilities	2.1

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

7  The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion.

matthewsasia.com | 800.789.ASIA 61

Matthews China Small Companies Fund  June 30, 2012

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 97.9%

	Shares	Value
CONSUMER DISCRETIONARY: 20.5%
Hotels, Restaurants & Leisure: 5.7%
Home Inns & Hotels Management, Inc. ADR[b]	5,400	$122,364
Ajisen China Holdings, Ltd.	136,000	94,633
Gourmet Master Co., Ltd.	11,970	83,078
		300,075
Textiles, Apparel & Luxury Goods: 4.0%
Trinity, Ltd.	234,000	148,233
Anta Sports Products, Ltd.	98,000	59,750
		207,983
Media: 3.2%
Television Broadcasts, Ltd.	24,000	167,305
Specialty Retail: 3.0%
Hengdeli Holdings, Ltd.	484,000	154,626
Distributors: 2.1%
Dah Chong Hong Holdings, Ltd.	85,000	76,480
Sparkle Roll Group, Ltd.	536,000	34,170
		110,650
Diversified Consumer Services: 1.7%
TAL Education Group ADR[b]	9,100	89,544
Leisure Equipment & Products: 0.8%
Goodbaby International Holdings, Ltd.	151,000	44,312
Total Consumer Discretionary		1,074,495
INDUSTRIALS: 20.4%
Machinery: 6.7%
Haitian International Holdings, Ltd.	157,000	156,429
China National Materials Co., Ltd. H Shares	348,000	108,685
Sany Heavy Equipment International Holdings Co., Ltd.	157,000	84,809
		349,923
Electrical Equipment: 6.5%
Zhuzhou CSR Times Electric Co., Ltd. H Shares	70,000	192,279
Hangzhou Steam Turbine Co., Ltd. B Shares	144,088	148,348
		340,627
Transportation Infrastructure: 4.5%
Yuexiu Transport Infrastructure, Ltd.	356,000	175,824
Dalian Port PDA Co., Ltd. H Shares[b]	272,000	60,740
		236,564
Industrial Conglomerates: 1.5%
Chongqing Machinery & Electric Co., Ltd. H Shares	570,000	77,563
Marine: 1.2%
SITC International Holdings Co., Ltd.	242,000	64,307
Total Industrials		1,068,984
	Shares	Value
INFORMATION TECHNOLOGY: 13.9%
Electronic Equipment, Instruments & Components: 5.9%
Digital China Holdings, Ltd.	157,000	$276,670
China High Precision Automation Group, Ltd.[c]	195,000	34,408
		311,078
Internet Software & Services: 2.5%
21Vianet Group, Inc. ADR[b]	11,500	131,675
Communications Equipment: 2.3%
Comba Telecom Systems Holdings, Ltd.	285,000	119,740
Semiconductors & Semiconductor Equipment: 2.2%
Spreadtrum Communications, Inc. ADR	3,700	65,305
RDA Microelectronics, Inc. ADR[b]	5,000	50,200
		115,505
Software: 1.0%
Kingdee International Software Group Co., Ltd.[b]	276,000	51,955
Total Information Technology		729,953
CONSUMER STAPLES: 13.2%
Household Products: 5.0%
Vinda International Holdings, Ltd.	115,000	171,735
NVC Lighting Holdings, Ltd.	481,000	91,531
		263,266
Food Products: 4.4%
Shenguan Holdings Group, Ltd.	198,000	114,275
Tenfu Cayman Holdings Co., Ltd.	136,000	88,028
China Fishery Group, Ltd.	46,000	31,990
		234,293
Food & Staples Retailing: 3.8%
Wumart Stores, Inc. H Shares[b]	62,000	126,045
Lianhua Supermarket Holdings Co., Ltd. H Shares	75,000	72,008
		198,053
Total Consumer Staples		695,612
HEALTH CARE: 9.2%
Pharmaceuticals: 3.3%
Sino Biopharmaceutical	480,000	174,085
Life Sciences Tools & Services: 3.2%
WuXi PharmaTech Cayman, Inc. ADR[b]	12,000	169,440
Health Care Equipment & Supplies: 2.7%
China Kanghui Holdings, Inc. ADR[b]	7,100	139,870
Total Health Care		483,395

62 MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund  June 30, 2012

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
FINANCIALS: 9.1%
Real Estate Management & Development: 9.1%
China Overseas Grand Oceans Group, Ltd.	294,750	$266,584
Franshion Properties China, Ltd.	698,000	212,012
Total Financials		478,596
UTILITIES: 5.0%
Gas Utilities: 5.0%
Towngas China Co., Ltd.	362,000	261,618
Total Utilities		261,618
MATERIALS: 4.9%
Containers & Packaging: 3.5%
Greatview Aseptic Packaging Co., Ltd.[b]	176,000	92,781
Taiwan Hon Chuan Enterprise Co., Ltd.	39,535	89,057
		181,838
Chemicals: 1.4%
Yip's Chemical Holdings, Ltd.	114,000	73,243
Total Materials		255,081
ENERGY: 1.7%
Oil, Gas & Consumable Fuels: 1.7%
Sinopec Kantons Holdings, Ltd.	122,000	88,239
Total Energy		88,239
TOTAL INVESTMENTS: 97.9%		5,135,973
(Cost $6,018,942d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.1%		112,786
NET ASSETS: 100.0%		$5,248,759

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Illiquid security.

d  Cost for federal income tax purposes is $6,024,204 and net unrealized depreciation consists of:

Gross unrealized appreciation	$313,946
Gross unrealized depreciation	(1,202,177)
Net unrealized depreciation	($888,231)

ADR  American Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 63

ASIA SPECIALTY STRATEGY

PORTFOLIO MANAGERS

J. Michael Oh, CFA

Lead Manager

Lydia So

Co-Manager

FUND FACTS

Investor Class
Ticker	MATFX
CUSIP	577130883
Inception	12/27/99
NAV	$8.62
Initial Investment	$2,500
Gross Expense Ratio[1]	1.21%

Portfolio Statistics

Total # of Positions	58
Net Assets	$138.5 million
Weighted Average Market Cap	$21.4 billion
Portfolio Turnover	65.47%[2]

Benchmark

MSCI AC Asia IT and Telecom Services Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia, including developed, emerging and frontier countries and markets in the Asian region, that derive more than 50% of their revenues from the sale of products or services in science- and technology-related industries and services.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Science and Technology Fund

Portfolio Manager Commentary

For the first half of 2012, the Matthews Asia Science and Technology Fund gained 5.64% while its benchmark, MSCI All Country Asia IT and Telecom Services Index returned 4.39%. For the quarter ended June 30, the Fund declined –7.31%, while its benchmark lost –7.40%.

Following strong performance in the first quarter amid signs of global economic recovery, Asia's technology sector reversed course during the second quarter as Europe's sovereign debt crisis continued and the outlook for global economic growth weakened.

Europe's struggles took a heavy toll on Asian technology companies as the risk appetite among investors continued to decline. Europe continues to be a major importer of technology from Asia and ongoing uncertainty is likely to continue to negatively affect the sector. Concerns over a slowdown in China also significantly impacted performance during the second quarter as the Fund maintained an overweight position in China relative to the benchmark.

Most Asian manufacturers of personal computers faced strong headwinds as consumer computing habits continued to shift toward smartphones and tablets. We expect further consolidation in the sector, and believe this trend may benefit a few large players over the long term. There has also been further consolidation in the semiconductor sector since a major Japanese dynamic random memory (DRAM) manufacturer filed for bankruptcy in February. Although its assets were bought by a U.S. DRAM maker and the extent of any cuts to capacity remains to be seen, we expect reduced competition to benefit the surviving firms in this industry. Our telecommunication services sector holdings, which lagged during the first quarter, performed well during the second quarter as increased risk aversion led investors to shift toward defensive names.

Smartphone-related firms served as a rare bright spot during the first half of the year and Samsung Electronics was the top contributor to Fund performance. Key component suppliers to major smartphone and tablet makers performed well and Samsung maintained its dominant market share. It was one of the few smartphone makers in Asia to see growth during the first half of the year and is expected to continue to do well with the launch of the S3 model of its flagship Galaxy phone in July.

Sunny Optical Technology, a China-based optical lens maker, was the second-largest contributor to Fund performance during the first half of the year. Sunny Optical supplies optical lenses for mobile phones, including smartphones and digital cameras. The company has benefited from the strong growth of so-called "white-box," or unbranded, smartphones in China as well as increased sales of digital single-lens reflex cameras. The company should be well-positioned to benefit from continued growth of China's smartphone market, as it supplies several of the country's smartphone manufacturers.

By country, China was the worst performer during the second quarter. After doing well during the first quarter, Chinese companies underperformed as concerns over China's slowdown increased. Despite short term growth challenges, we continue to overweight China relative to the

(continued)

64 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2012

		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Inception 12/27/99
Investor Class (MATFX)	-7.31%	-12.69%	13.02%	-0.38%	9.12%	-0.71%
MSCI AC Asia IT and Telecom Services Index[3]	-7.40%	-4.95%	10.12%	-0.90%	4.90%	-4.47%[4]
Lipper Global Sciences and Technology Funds Category Average[5]	-9.08%	-4.66%	14.82%	3.46%	8.75%	-1.87%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  Formerly known as MSCI/Matthews Asian Technology Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 69 for index definition.

4  Calculated from 12/31/99.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	Country	% Net Assets
Baidu, Inc.	Information Technology	China/Hong Kong	6.8%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	6.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	2.9%
Spreadtrum Communications, Inc.	Information Technology	China/Hong Kong	2.9%
NHN Corp.	Information Technology	South Korea	2.7%
Digital China Holdings, Ltd.	Information Technology	China/Hong Kong	2.7%
Hitachi, Ltd.	Information Technology	Japan	2.7%
Sunny Optical Technology Group Co., Ltd.	Consumer Discretionary	China/Hong Kong	2.5%
Nabtesco Corp.	Industrials	Japan	2.3%
Info Edge India, Ltd.	Information Technology	India	2.3%
% OF ASSETS IN TOP TEN			33.9%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 65

COUNTRY ALLOCATION (%)7

China/Hong Kong	31.5
South Korea	20.1
Japan	19.6
Taiwan	18.4
India	3.1
United States	2.0
Malaysia	1.6
Indonesia	1.4
Vietnam	0.7
Cash and Other Assets, Less Liabilities	1.6

SECTOR ALLOCATION (%)

Information Technology	69.2
Industrials	8.4
Health Care	7.9
Consumer Discretionary	4.8
Materials	3.9
Telecommunication Services	2.8
Financials	1.4
Cash and Other Assets, Less Liabilities	1.6

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	50.0
Mid Cap ($1B–$5B)	25.0
Small Cap (under $1B)	23.4
Cash and Other Assets, Less Liabilities	1.6

7  The United States is not included in the MSCI AC Asia IT and Telecom Services Index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Science and Technology Fund

Portfolio Manager Commentary (continued)

benchmark as we still see strong long-term growth potential in Chinese technology companies, especially in the Internet services sector.

Despite its weak performance during the second quarter, Taiwan was the top contributor to Fund performance during the first half of the year. Taiwanese technology companies rebounded in 2012 due to attractive valuations and higher yield, following a tough year last year. In particular, smartphone manufacturers saw improved performance.

During the second quarter, only Southeast Asian countries delivered positive returns while all other countries in the Fund posted negative returns. Domestically driven growth out of Southeast Asia has helped countries in that region remain relatively unharmed by global economic factors. However, valuations are becoming more demanding as the region continues to outperform its neighbors to the north.

Overall market sentiment remains weak for Asia's technology sector as no near-term resolutions to Europe's economic crisis appear forthcoming. However, the sector's valuations still remain attractive and any signs of global economic recovery should positively impact the sector. We continue to look for opportunities in secular growth industries, such as factory automation, Internet and IT services, which stand to benefit from Asia's long-term development.

Sector funds may be subject to a higher degree of market risk than diversified funds because of a concentration in a specific sector. The Fund's value may be affected by changes in the science and technology-related industries.

66 MATTHEWS ASIA FUNDS

Matthews Asia Science and Technology Fund  June 30, 2012

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 97.9%

	Shares	Value
CHINA/HONG KONG: 31.5%
Baidu, Inc. ADR[b]	81,800	$9,405,364
Spreadtrum Communications, Inc. ADR	228,600	4,034,790
Digital China Holdings, Ltd.	2,127,000	3,748,266
Sunny Optical Technology Group Co., Ltd.	10,264,000	3,496,436
21Vianet Group, Inc. ADR[b]	271,301	3,106,396
Airtac International Group[b]	467,000	2,690,214
AAC Technologies Holdings, Inc.	822,000	2,392,148
WuXi PharmaTech Cayman, Inc. ADR[b]	160,900	2,271,908
Netease, Inc. ADR[b]	38,300	2,253,955
China Mobile, Ltd. ADR	36,100	1,973,587
ZTE Corp. H Shares	991,144	1,933,276
Sinopharm Group Co., Ltd. H Shares	658,400	1,830,264
Lenovo Group, Ltd.	1,804,000	1,539,410
51job, Inc. ADR[b]	32,800	1,494,040
Sina Corp.[b]	28,400	1,471,404
Total China/Hong Kong		43,641,458
JAPAN: 19.6%
Hitachi, Ltd.	606,000	3,736,499
Nabtesco Corp.	144,700	3,227,402
Toshiba Corp.	610,000	2,321,879
Hoya Corp.	99,400	2,189,784
Asahi Intecc Co., Ltd.	80,000	2,098,210
Murata Manufacturing Co., Ltd.	39,200	2,061,943
Rakuten, Inc.	192,600	1,991,228
SMC Corp.	10,900	1,889,817
Hamamatsu Photonics, K.K.	55,400	1,879,493
Nexon Co., Ltd.[b]	85,500	1,673,786
Tokyo Electron, Ltd.	34,200	1,603,806
FANUC Corp.	8,400	1,380,801
Kakaku.com, Inc.	33,000	1,119,804
Total Japan		27,174,452
SOUTH KOREA: 19.6%
Samsung Electronics Co., Ltd.	7,962	8,431,658
NHN Corp.	17,194	3,771,230
Cheil Industries, Inc.	33,514	2,957,056
Kiwoom Securities Co., Ltd.	35,695	1,918,319
LG Chem, Ltd.	6,923	1,792,195
Daum Communications Corp.	19,635	1,765,950
SBS Contents Hub Co., Ltd.	155,087	1,737,649
LG Display Co., Ltd.[b]	88,500	1,670,829
Samsung SDI Co., Ltd.	10,370	1,388,829
JVM Co., Ltd.[b]	29,009	1,007,554
OCI Materials Co., Ltd.	18,776	680,198
Total South Korea		27,121,467
TAIWAN: 18.4%
Taiwan Semiconductor Manufacturing Co., Ltd.[b]	1,483,933	4,062,220
Hon Hai Precision Industry Co., Ltd.	887,982	2,684,856
TXC Corp.	1,733,198	2,516,476
St. Shine Optical Co., Ltd.	217,000	2,428,558
Delta Electronics, Inc.	738,000	2,265,369
Chroma ATE, Inc.	981,360	2,240,259
Simplo Technology Co., Ltd.	323,980	2,237,530
	Shares	Value
PChome Online, Inc.	389,000	$2,205,287
Synnex Technology International Corp.	853,447	2,088,568
Largan Precision Co., Ltd.	70,000	1,463,713
Foxconn Technology Co., Ltd.	342,350	1,246,468
Total Taiwan		25,439,304
INDIA: 3.1%
Info Edge India, Ltd.	475,636	3,155,765
Exide Industries, Ltd.	459,586	1,130,192
Multi Commodity Exchange of India, Ltd.	1,540	29,253
Total India		4,315,210
UNITED STATES: 2.0%
Cognizant Technology Solutions Corp. Class Ab	44,700	2,682,000
Total United States		2,682,000
MALAYSIA: 1.6%
KPJ Healthcare BHD	1,217,600	2,263,362
Total Malaysia		2,263,362
INDONESIA: 1.4%
PT Telekomunikasi Indonesia Persero ADR	56,900	1,981,827
Total Indonesia		1,981,827
VIETNAM: 0.7%
FPT Corp.	433,700	976,631
Total Vietnam		976,631
TOTAL COMMON EQUITIES		135,595,711
(Cost $123,673,335)

PREFERRED EQUITIES: 0.5%

SOUTH KOREA: 0.5%
Samsung Electronics Co., Ltd., Pfd.	1,089	718,905
Total South Korea		718,905
TOTAL PREFERRED EQUITIES		718,905
(Cost $695,255)
TOTAL INVESTMENTS: 98.4%		136,314,616
(Cost $124,368,590c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.6%		2,154,134
NET ASSETS: 100.0%		$138,468,750

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $124,448,514 and net unrealized appreciation consists of:

Gross unrealized appreciation	$21,670,805
Gross unrealized depreciation	(9,804,703)
Net unrealized appreciation	$11,866,102

ADR  American Depositary Receipt

BHD  Berhad

Pfd.  Preferred

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 67

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of June 30, 2012. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is filed with the SEC within 60 days of the end of the quarter to which it relates, and is available on the SEC's website at www.sec.gov. It may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Complete schedules of investments are also available without charge, upon request, from the Funds by calling us at 800.789.ASIA (2472).

Proxy Voting Record: The Funds' Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund's proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30, is available upon request, at no charge, at the Funds' website at matthewsasia.com or by calling 800.789.ASIA (2742), or on the SEC's website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds' expenses, we try to identify related shareholders in a household and send only one copy of the Funds' prospectus and financial reports to that address. This process, called "householding," will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds' current prospectus, summary prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds' prospectus or financial reports, please call us at 800.789.ASIA (2742).

Redemption Fee Policy: The Funds assess a redemption fee of 2.00% on the total redemption proceeds on most sales or exchanges of shares that take place within 90 calendar days after their purchase as part of the Funds' efforts to discourage short-term trading activity. This fee is payable directly to the Funds. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The Funds may grant exemptions from the redemption fee in certain circumstances. For more information on this policy, please see the Funds' prospectus.

68 MATTHEWS ASIA FUNDS

Index Definitions

The HSBC Asian Local Bond Index (ALBI) tracks the total return performance of a bond portfolio consisting of local-currency denominated, high quality and liquid bonds in Asia ex-Japan. The ALBI includes bonds from the following countries: Korea, Hong Kong, India, Singapore, Taiwan, Malaysia, Thailand, Philippines, Indonesia and China.

The J.P. Morgan Asia Credit Index (JACI) tracks the total return performance of the Asia fixed-rate dollar bond market. JACI is a market cap-weighted index comprising sovereign, quasi-sovereign and corporate bonds and is partitioned by country, sector and credit rating. JACI includes bonds from the following countries: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Thailand and Singapore.

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock of markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float– adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

The Bombay Stock Exchange (BSE) 100 Index is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan.

The Tokyo Stock Price Index (TOPIX) is a market capitalization–weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization–weighted index of all common stocks listed on the Korea Stock Exchange.

The MSCI All Country Asia ex Japan Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the Chinese equity securities markets, including H shares listed on the Hong Kong Exchange, B shares listed on the Shanghai and Shenzhen exchanges, and Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China).

The MSCI AC Asia IT and Telecom Services Index (formerly known as MSCI/Matthews Asian Technology Index) is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services.

matthewsasia.com | 800.789.ASIA 69

Disclosure of Fund Expenses (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund's costs in two ways:

Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Operating Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled "Operating Expenses Paid During Period."

Hypothetical 5% Return: This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Funds generally assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds may grant exemption from the redemption fee when the Funds have previously received assurances that transactions do not involve market timing activity. The Funds may also waive the imposition of redemption fees in certain circumstances.

For more information on this policy, please see the Funds' prospectus.

The Matthews Asia Funds do not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

70 MATTHEWS ASIA FUNDS

  June 30, 2012

	INVESTOR CLASS				INSTITUTIONAL CLASS
	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/12– 6/30/12[2]	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/12– 6/30/12[2]
ASIA FIXED INCOME STRATEGIES
Matthews Asia Strategic Income Fund
Actual Fund Return	$1,000.00	$1,041.80	1.11%	$5.67	$1,000.00	$1,042.70	1.00%	$5.11
Hypothetical 5% Return	$1,000.00	$1,019.45	1.11%	$5.60	$1,000.00	$1,020.00	1.00%	$5.05
ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund
Actual Fund Return	$1,000.00	$1,095.10	1.11%	$5.81	$1,000.00	$1,096.70	0.98%	$5.14
Hypothetical 5% Return	$1,000.00	$1,019.45	1.11%	$5.60	$1,000.00	$1,020.10	0.98%	$4.95
Matthews Asia Dividend Fund
Actual Fund Return	$1,000.00	$1,087.60	1.08%	$5.64	$1,000.00	$1,087.50	0.98%	$5.11
Hypothetical 5% Return	$1,000.00	$1,019.60	1.08%	$5.45	$1,000.00	$1,020.10	0.98%	$4.95
Matthews China Dividend Fund
Actual Fund Return	$1,000.00	$1,102.20	1.50%	$7.88	$1,000.00	$1,102.50	1.40%	$7.36
Hypothetical 5% Return	$1,000.00	$1,017.50	1.50%	$7.57	$1,000.00	$1,018.00	1.40%	$7.06
ASIA GROWTH STRATEGIES
Matthews Asia Growth Fund
Actual Fund Return	$1,000.00	$1,055.40	1.18%	$6.06	$1,000.00	$1,056.00	1.00%	$5.14
Hypothetical 5% Return	$1,000.00	$1,019.10	1.18%	$5.96	$1,000.00	$1,020.00	1.00%	$5.05
Matthews Pacific Tiger Fund
Actual Fund Return	$1,000.00	$1,066.90	1.13%	$5.84	$1,000.00	$1,067.90	0.95%	$4.91
Hypothetical 5% Return	$1,000.00	$1,019.35	1.13%	$5.70	$1,000.00	$1,020.25	0.95%	$4.80
Matthews China Fund
Actual Fund Return	$1,000.00	$1,020.50	1.14%	$5.76	$1,000.00	$1,021.90	0.93%	$4.70
Hypothetical 5% Return	$1,000.00	$1,019.30	1.14%	$5.76	$1,000.00	$1,020.35	0.93%	$4.70
Matthews India Fund
Actual Fund Return	$1,000.00	$1,142.00	1.20%	$6.43	$1,000.00	$1,143.30	1.01%	$5.41
Hypothetical 5% Return	$1,000.00	$1,019.00	1.20%	$6.06	$1,000.00	$1,019.95	1.01%	$5.10
Matthews Japan Fund
Actual Fund Return	$1,000.00	$1,032.60	1.23%	$6.25	$1,000.00	$1,033.50	1.07%	$5.44
Hypothetical 5% Return	$1,000.00	$1,018.85	1.23%	$6.21	$1,000.00	$1,019.65	1.07%	$5.40
Matthews Korea Fund
Actual Fund Return	$1,000.00	$1,039.20	1.18%	$6.02	$1,000.00	$1,039.10	0.99%	$5.05
Hypothetical 5% Return	$1,000.00	$1,019.10	1.18%	$5.96	$1,000.00	$1,020.05	0.99%	$5.00
ASIA SMALL COMPANY STRATEGY
Matthews Asia Small Companies Fund
Actual Fund Return	$1,000.00	$1,062.30	1.52%	$7.84
Hypothetical 5% Return	$1,000.00	$1,017.40	1.52%	$7.67
Matthews China Small Companies Fund
Actual Fund Return	$1,000.00	$1,005.70	2.00%	$10.03
Hypothetical 5% Return	$1,000.00	$1,015.00	2.00%	$10.08
ASIA SPECIALTY STRATEGY
Matthews Asia Science and Technology Fund
Actual Fund Return	$1,000.00	$1,056.40	1.21%	$6.22
Hypothetical 5% Return	$1,000.00	$1,018.95	1.21%	$6.11

1  Annualized, based on the Fund's most recent fiscal half-year expenses.

2  Operating expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days, then divided by 366.

matthewsasia.com | 800.789.ASIA 71

Statements of Assets and Liabilities (Unaudited)  June 30, 2012

	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund	Matthews Asia Growth Fund
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$22,080,425	$3,153,835,788	$2,366,139,713	$27,409,850	$357,754,272
Affiliated issuers	—	67,636,456	362,341,017	—	—
Total investments	22,080,425	3,221,472,244	2,728,480,730	27,409,850	357,754,272
Cash	880,186	31,996,018	82,696,075	91,308	2,603,140
Cash pledged as collateral for financial futures contracts	11,000	—	—	—	—
Foreign currency at value (B)	—	6,247,891	4,700,731	60,506	3,020,576
Dividends, interest and other receivables—Unaffiliated issuers	356,263	7,964,459	7,911,144	168,128	824,284
Dividends receivable—Affiliated issuers	—	—	—	—	—
Receivable for securities sold	—	658,679	541,957	—	—
Receivable for capital shares sold	149,820	3,989,149	11,883,249	10,900	270,547
Receivable for daily variation margin on financial futures contracts	5,469	—	—	—	—
Due from Advisor (Note 5)	3,104	—	—	—	—
Deferred offering costs (Note 2-E)	59,312	—	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	26,513	—	—	—	—
Prepaid expenses	8,644	18,564	41,748	6,450	11,227
TOTAL ASSETS	23,580,736	3,272,347,004	2,836,255,634	27,747,142	364,484,046
LIABILITIES:
Payable for securities purchased	286,106	—	4,406,230	—	—
Payable for capital shares redeemed	5,101	4,133,753	2,415,568	32,669	434,605
Cash overdraft	—	—	—	—	—
Deferred foreign capital gains tax liability (Note 2-D)	—	205,458	—	—	—
Due to Advisor (Note 5)	—	1,823,828	1,556,036	12,750	203,792
Administration and accounting fees payable	300	43,504	36,605	377	4,912
Administration and shareholder servicing fees payable	1,424	591,250	464,087	5,650	67,900
Printing fees payable	—	131,925	161,519	5,007	23,346
Professional fees payable	14,291	25,559	23,010	21,605	22,448
Trustees fees payable	—	1,023	—	—	—
Transfer agent fees payable	—	384,951	267,057	7,633	53,870
Offering costs	42,618	—	—	—	—
Accrued other expenses payable	2,851	176,041	106,159	12,261	33,727
TOTAL LIABILITIES	352,691	7,517,292	9,436,271	97,952	844,600
NET ASSETS	$23,228,045	$3,264,829,712	$2,826,819,363	$27,649,190	$363,639,446
NET ASSETS:
Investor Class	$17,695,792	$2,556,381,422	$2,258,864,457	$27,609,955	$258,248,987
Institutional Class	5,532,253	708,448,290	567,954,906	39,235	105,390,459
TOTAL	$23,228,045	$3,264,829,712	$2,826,819,363	$27,649,190	$363,639,446
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	1,738,092	156,788,211	168,982,502	2,543,517	15,950,264
Institutional Class	543,588	43,463,466	42,510,833	3,613	6,491,806
TOTAL	2,281,680	200,251,677	211,493,335	2,547,130	22,442,070
NET ASSET VALUE:
Investor Class, offering price and redemption price	$10.18	$16.30	$13.37	$10.86	$16.19
Institutional Class, offering price and redemption price	$10.18	$16.30	$13.36	$10.86	$16.23
NET ASSETS CONSIST OF:
Capital paid-in	$22,994,771	$2,941,341,682	$2,817,151,943	$28,688,291	$363,776,601
Undistributed (distributions in excess of) net investment income (loss)	15,580	(9,904,853)	(15,278,248)	(216,886)	(1,040,068)
Undistributed/accumulated net realized gain (loss) on investments, financial futures contracts, and foreign currency related transactions	(134,011)	(56,585,590)	(50,741,493)	(1,346,896)	(47,969,652)
Net unrealized appreciation (depreciation) on investments, financial futures contracts, foreign currency translations and deferred foreign capital gains taxes	351,705	389,978,473	75,687,161	524,681	48,872,565
NET ASSETS	$23,228,045	$3,264,829,712	$2,826,819,363	$27,649,190	$363,639,446
(A) Investments at cost:
Unaffiliated issuers	$21,761,150	$2,765,976,922	$2,267,666,788	$26,885,199	$308,897,735
Affiliated issuers	—	65,338,935	385,128,650	—	—
Total investments at cost	$21,761,150	$2,831,315,857	$2,652,795,438	$26,885,199	$308,897,735
(B) Foreign currency at cost	$—	$6,242,348	$4,700,346	$60,506	$3,007,603

See accompanying notes to financial statements.

72 MATTHEWS ASIA FUNDS

	Matthews Pacific Tiger Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$5,166,475,571	$2,053,924,878	$601,209,221	$115,539,981	$154,520,770
Affiliated issuers	500,143,417	27,793,131	—	—	—
Total investments	5,666,618,988	2,081,718,009	601,209,221	115,539,981	154,520,770
Cash	278,871,777	17,368,860	—	332,332	1,185,333
Cash pledged as collateral for financial futures contracts	—	—	—	—	—
Foreign currency at value (B)	14,386,985	2,286,102	2,246,329	264,576	155,927
Dividends, interest and other receivables—Unaffiliated issuers	10,569,080	13,920,950	2,182,778	168,482	66,565
Dividends receivable—Affiliated issuers	1,106,875	494,668	—	—	—
Receivable for securities sold	—	—	3,503,994	—	472,232
Receivable for capital shares sold	8,220,048	675,400	97,374	324,537	69,577
Receivable for daily variation margin on financial futures contracts	—	—	—	—	—
Due from Advisor (Note 5)	—	—	—	—	—
Deferred offering costs (Note 2-E)	—	—	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—	—
Prepaid expenses	86,903	40,694	5,409	11,583	12,269
TOTAL ASSETS	5,979,860,656	2,116,504,683	609,245,105	116,641,491	156,482,673
LIABILITIES:
Payable for securities purchased	41,826,168	—	1,010,219	—	—
Payable for capital shares redeemed	8,059,057	2,547,763	1,026,973	102,900	213,322
Cash overdraft	—	—	1,534,187	—	—
Deferred foreign capital gains tax liability (Note 2-D)	927,214	—	—	—	—
Due to Advisor (Note 5)	3,200,249	1,194,781	335,507	64,763	88,831
Administration and accounting fees payable	75,590	29,121	8,110	1,556	2,303
Administration and shareholder servicing fees payable	1,038,184	415,453	117,492	22,849	30,966
Printing fees payable	205,874	211,181	81,101	15,096	14,971
Professional fees payable	19,856	26,573	34,697	21,330	22,669
Trustees fees payable	—	—	—	70	—
Transfer agent fees payable	695,877	348,469	121,910	22,631	29,828
Offering costs	—	—	—	—	—
Accrued other expenses payable	426,450	80,805	69,242	10,475	14,993
TOTAL LIABILITIES	56,474,519	4,854,146	4,339,438	261,670	417,883
NET ASSETS	$5,923,386,137	$2,111,650,537	$604,905,667	$116,379,821	$156,064,790
NET ASSETS:
Investor Class	$2,994,944,504	$1,686,057,880	$574,490,183	$90,218,948	$133,511,920
Institutional Class	2,928,441,633	425,592,657	30,415,484	26,160,873	22,552,870
TOTAL	$5,923,386,137	$2,111,650,537	$604,905,667	$116,379,821	$156,064,790
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	138,102,266	76,809,260	37,006,141	7,707,151	27,968,245
Institutional Class	134,957,427	19,381,988	1,955,154	2,232,616	4,705,668
TOTAL	273,059,693	96,191,248	38,961,295	9,939,767	32,673,913
NET ASSET VALUE:
Investor Class, offering price and redemption price	$21.69	$21.95	$15.52	$11.71	$4.77
Institutional Class, offering price and redemption price	$21.70	$21.96	$15.56	$11.72	$4.79
NET ASSETS CONSIST OF:
Capital paid-in	$4,734,935,688	$1,871,021,629	$615,828,107	$187,045,067	$111,493,738
Undistributed (distributions in excess of) net investment income (loss)	31,197,884	24,192,110	4,577,507	39,168	(448,040)
Undistributed/accumulated net realized gain (loss) on investments, financial futures contracts, and foreign currency related transactions	20,634,731	23,951,027	4,447,539	(76,741,097)	(2,543,595)
Net unrealized appreciation (depreciation) on investments, financial futures contracts, foreign currency translations and deferred foreign capital gains taxes	1,136,617,834	192,485,771	(19,947,486)	6,036,683	47,562,687
NET ASSETS	$5,923,386,137	$2,111,650,537	$604,905,667	$116,379,821	$156,064,790
(A) Investments at cost:
Unaffiliated issuers	$3,988,601,903	$1,864,345,263	$621,054,500	$109,504,510	$106,958,362
Affiliated issuers	540,438,190	24,891,260	—	—	—
Total investments at cost	$4,529,040,093	$1,889,236,523	$621,054,500	$109,504,510	$106,958,362
(B) Foreign currency at cost	$14,312,411	$2,286,101	$2,224,467	$264,576	$155,927

matthewsasia.com | 800.789.ASIA 73

Statements of Assets and Liabilities (Unaudited) (continued)  June 30, 2012

	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund	Matthews Asia Science and Technology Fund
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$304,483,201	$5,135,973	$136,314,616
Cash	7,394,206	158,899	2,130,493
Foreign currency at value (B)	365,797	—	603,057
Dividends, interest and other receivables—Unaffiliated issuers	746,498	31,237	228,726
Receivable for securities sold	569,027	—	310,901
Receivable for capital shares sold	406,375	—	2,661
Due from Advisor (Note 5)	—	1,896	—
Prepaid expenses	4,853	13,881	2,666
TOTAL ASSETS	313,969,957	5,341,886	139,593,120
LIABILITIES:
Payable for securities purchased	—	35,743	695,255
Payable for capital shares redeemed	4,069,883	—	232,098
Due to Advisor (Note 5)	267,170	—	78,565
Administration and accounting fees payable	4,337	77	1,896
Administration and shareholder servicing fees payable	60,220	766	30,029
Professional fees payable	23,534	15,003	19,150
Trustees fees payable	—	—	42
Offering costs	—	33,179	—
Accrued other expenses payable	98,587	8,359	67,335
TOTAL LIABILITIES	4,523,731	93,127	1,124,370
NET ASSETS	$309,446,226	$5,248,759	$138,468,750
NET ASSETS:
Investor Class	$309,446,226	$5,248,759	$138,468,750
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	19,725,943	741,577	16,057,376
NET ASSET VALUE:
Investor Class, offering price and redemption price	$15.69	$7.08	$8.62
NET ASSETS CONSIST OF:
Capital paid-in	$333,097,112	$6,735,795	$138,745,240
Undistributed (distributions in excess of) net investment income (loss)	1,476,781	30,579	(106,929)
Undistributed/accumulated net realized gain (loss) on investments and foreign currency related transactions	(12,302,583)	(634,662)	(12,117,305)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(12,825,084)	(882,953)	11,947,744
NET ASSETS	$309,446,226	$5,248,759	$138,468,750
(A) Investments at cost: Unaffiliated issuers	$317,309,503	$6,018,942	$124,368,590
(B) Foreign currency at cost	$365,797	$—	$602,802

See accompanying notes to financial statements.

74 MATTHEWS ASIA FUNDS

Statements of Operations (Unaudited)  Six-Month Period Ended June 30, 2012

	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$41,562	$52,571,693	$50,380,652
Dividends—Affiliated Issuers (Note 7)	—	1,227,194	7,085,211
Interest	431,657	10,129,352	4,971
Foreign withholding tax	(15,592)	(2,553,427)	(2,823,299)
TOTAL INVESTMENT INCOME	457,627	61,374,812	54,647,535
EXPENSES:
Investment advisory fees (Note 5)	63,267	10,713,918	8,801,237
Administration and accounting fees (Note 5)	774	127,257	104,531
Administration and shareholder servicing fees (Note 5)	17,737	3,426,099	2,722,770
Custodian fees	6,354	466,351	271,440
Insurance fees	37	9,049	6,921
Printing fees	1,035	260,669	239,524
Professional fees	14,055	38,675	34,016
Registration fees	4,344	115,391	83,059
Transfer agent fees	7,137	1,989,059	1,519,165
Trustees fees	379	74,118	58,467
Offering costs (Note 2-E)	55,010	—	—
Other expenses	6,632	63,198	58,224
TOTAL EXPENSES	176,761	17,283,784	13,899,354
Advisory fees waived and expenses waived or reimbursed (Note 5)	(72,432)	—	—
NET EXPENSES	104,329	17,283,784	13,899,354
NET INVESTMENT INCOME (LOSS)	353,298	44,091,028	40,748,181
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FINANCAIL FUTURES CONTRACTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	75,438	(34,152,235)	3,931,815
Net realized gain (loss) on financial futures contracts	(143,772)	—	—
Net realized foreign capital gains tax or refund	—	(403,929)	—
Net realized gain (loss) on foreign currency related transactions	(65,267)	(5,380,612)	56,726
Net change in unrealized appreciation/depreciation on investments	383,456	271,437,472	158,817,185
Net change in deferred foreign capital gains taxes on unrealized appreciation	1,249	(205,458)	—
Net change in unrealized appreciation/depreciation on financial futures contracts	7,525	—	—
Net change in unrealized appreciation/depreciation on foreign currency related translations	43,004	35,514	(26,971)
Net realized and unrealized gain (loss) on investments, financial futures contracts, foreign currency related transactions and deferred taxes	301,633	231,330,752	162,778,755
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$654,931	$275,421,780	$203,526,936

See accompanying notes to financial statements.

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Statements of Operations (Unaudited) (continued)  Six-Month Period Ended June 30, 2012

	Matthews China Dividend Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews China Fund	Matthews India Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$667,259	$4,430,808	$61,866,449	$38,157,797	$4,932,282
Dividends—Affiliated Issuers (Note 7)	—	—	2,100,535	549,500	—
Interest	1	10,320	53	10	621,832
Foreign withholding tax	(16,909)	(214,609)	(4,018,451)	(1,741,769)	—
TOTAL INVESTMENT INCOME	650,351	4,226,519	59,948,586	36,965,538	5,554,114
EXPENSES:
Investment advisory fees (Note 5)	96,597	1,251,474	18,439,460	7,812,110	2,245,101
Administration and accounting fees (Note 5)	1,147	14,864	219,010	92,762	26,649
Administration and shareholder servicing fees (Note 5)	32,533	391,322	5,542,468	2,519,389	743,573
Custodian fees	9,801	93,611	1,058,767	336,239	191,040
Insurance fees	81	1,050	14,738	6,244	1,943
Printing fees	4,624	34,826	273,644	253,238	98,988
Professional fees	17,993	20,260	47,947	28,968	36,395
Registration fees	24,533	29,660	58,196	53,341	49,812
Transfer agent fees	25,901	229,115	2,827,020	1,566,322	537,337
Trustees fees	669	8,692	124,343	55,513	15,951
Offering costs (Note 2-E)	—	—	—	—	—
Other expenses	17,928	25,511	78,552	49,302	27,861
TOTAL EXPENSES	231,807	2,100,385	28,684,145	12,773,428	3,974,650
Advisory fees waived and expenses waived or reimbursed (Note 5)	(16,559)	—	—	—	—
NET EXPENSES	215,248	2,100,385	28,684,145	12,773,428	3,974,650
NET INVESTMENT INCOME (LOSS)	435,103	2,126,134	31,264,441	24,192,110	1,579,464
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	(645,620)	16,941,976	17,091,681	59,194,257	2,103,481
Net realized gain (loss) on foreign currency related transactions	186	(39,273)	(645,778)	14,094	(464,562)
Net change in unrealized appreciation/depreciation on investments	2,814,440	(690,684)	265,255,397	(41,202,857)	79,599,840
Net change in deferred foreign capital gains taxes on unrealized appreciation	—	—	(927,214)	—	—
Net change in unrealized appreciation/depreciation on foreign currency related translations	(93)	16,534	(55,262)	(22)	578
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and deferred taxes	2,168,913	16,228,553	280,718,824	18,005,472	81,239,337
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$2,604,016	$18,354,687	$311,983,265	$42,197,582	$82,818,801

See accompanying notes to financial statements.

76 MATTHEWS ASIA FUNDS

	Matthews Japan Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund	Matthews Asia Science and Technology Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$1,482,376	$727,045	$4,169,124	$88,782	$786,186
Dividends—Affiliated Issuers (Note 7)	—	—	—	—	—
Interest	16	114	8,243	—	8
Foreign withholding tax	(102,731)	(120,096)	(191,295)	(1,387)	(50,644)
TOTAL INVESTMENT INCOME	1,379,661	607,063	3,986,072	87,395	735,550
EXPENSES:
Investment advisory fees (Note 5)	410,130	617,146	1,592,549	28,543	504,929
Administration and accounting fees (Note 5)	4,872	7,330	12,669	227	5,997
Administration and shareholder servicing fees (Note 5)	129,807	188,903	353,606	7,213	163,138
Custodian fees	13,675	31,090	88,072	6,588	42,605
Insurance fees	409	477	846	14	482
Printing fees	15,994	18,462	32,807	1,111	19,874
Professional fees	18,407	18,245	25,262	13,010	19,384
Registration fees	26,818	23,958	33,901	5,038	18,512
Transfer agent fees	82,447	111,368	239,381	7,142	108,912
Trustees fees	3,054	4,224	6,977	122	3,684
Offering costs (Note 2-E)	—	—	—	16,363	—
Other expenses	22,614	23,265	23,432	14,773	21,100
TOTAL EXPENSES	728,227	1,044,468	2,409,502	100,144	908,617
Advisory fees waived and expenses waived or reimbursed (Note 5)	—	—	—	(43,328)	—
NET EXPENSES	728,227	1,044,468	2,409,502	56,816	908,617
NET INVESTMENT INCOME (LOSS)	651,434	(437,405)	1,576,570	30,579	(173,067)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	2,125,668	(3,348,770)	(13,654,637)	(518,091)	(846,414)
Net realized gain (loss) on foreign currency related transactions	37,977	(64,050)	(52,479)	(81)	(44,646)
Net change in unrealized appreciation/depreciation on investments	1,190,735	7,877,804	25,088,982	371,711	9,747,918
Net change in deferred foreign capital gains taxes on unrealized appreciation	—	—	—	—	—
Net change in unrealized appreciation/depreciation on foreign currency related translations	(419)	(3,562)	625	15	925
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and deferred taxes	3,353,961	4,461,422	11,382,491	(146,446)	8,857,783
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$4,005,395	$4,024,017	$12,959,061	($115,867)	$8,684,716

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Statements of Changes in Net Assets

MATTHEWS ASIA STRATEGIC INCOME FUND	Six-Month Period Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011[1]
OPERATIONS:
Net investment income (loss)	$353,298	$20,982
Net realized gain (loss) on investments and foreign currency related transactions	(133,601)	380
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	426,460	(82,280)
Net change on deferred foreign capital gains taxes on unrealized appreciation	1,249	(1,249)
Net change in unrealized appreciation/depreciation on financial futures contracts	7,525	—
Net increase (decrease) in net assets resulting from operations	654,931	(62,167)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(247,278)	(13,720)
Institutional Class	(92,373)	(9,676)
Net decrease in net assets resulting from distributions	(339,651)	(23,396)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	9,891,069	13,096,972
REDEMPTION FEES	10,287	—
Total increase (decrease) in net assets	10,216,636	13,011,409
NET ASSETS:
Beginning of period	13,011,409	—
End of period (including undistributed net investment income of $15,580 and $1,933, respectively)	$23,228,045	$13,011,409

1  Matthews Asia Strategic Income Fund commenced operations on November 30, 2011.

MATTHEWS ASIAN GROWTH AND INCOME FUND	Six-Month Period Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
OPERATIONS:
Net investment income (loss)	$44,091,028	$99,815,175
Net realized gain (loss) on investments and foreign currency related transactions	(39,936,776)	75,127,361
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	271,472,986	(569,899,433)
Net change on deferred foreign capital gains taxes on unrealized appreciation	(205,458)	2,051,108
Net increase (decrease) in net assets resulting from operations	275,421,780	(392,905,789)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(30,681,143)	(76,967,577)
Institutional Class	(9,019,939)	(19,206,528)
Realized gains on investments:
Investor Class	—	(93,455,486)
Institutional Class	—	(22,304,133)
Net decrease in net assets resulting from distributions	(39,701,082)	(211,933,724)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	156,850,222	(578,220,072)
REDEMPTION FEES	159,957	487,841
Total increase (decrease) in net assets	392,730,877	(1,182,571,744)
NET ASSETS:
Beginning of period	2,872,098,835	4,054,670,579
End of period (including distributions in excess of net investment income of ($9,904,853) and ($14,294,799), respectively)	$3,264,829,712	$2,872,098,835

See accompanying notes to financial statements.

78 MATTHEWS ASIA FUNDS

MATTHEWS ASIA DIVIDEND FUND	Six-Month Period Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
OPERATIONS:
Net investment income (loss)	$40,748,181	$62,460,078
Net realized gain (loss) on investments and foreign currency related transactions	3,988,541	(46,007,986)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	158,790,214	(287,624,247)
Net increase (decrease) in net assets resulting from operations	203,526,936	(271,172,155)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(32,771,018)	(55,295,897)
Institutional Class	(8,246,825)	(9,863,378)
Realized gains on investments:
Investor Class	—	(9,863,184)
Institutional Class	—	(1,815,393)
Net decrease in net assets resulting from distributions	(41,017,843)	(76,837,852)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	389,216,861	640,377,706
REDEMPTION FEES	227,876	821,527
Total increase (decrease) in net assets	551,953,830	293,189,226
NET ASSETS:
Beginning of period	2,274,865,533	1,981,676,307
End of period (including distributions in excess of net investment income of ($15,278,248) and ($15,008,586), respectively)	$2,826,819,363	$2,274,865,533
MATTHEWS CHINA DIVIDEND FUND	Six-Month Period Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
OPERATIONS:
Net investment income (loss)	$435,103	$987,303
Net realized gain (loss) on investments and foreign currency related transactions	(645,434)	(475,091)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	2,814,347	(7,111,732)
Net increase (decrease) in net assets resulting from operations	2,604,016	(6,599,520)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(565,840)	(1,063,869)
Institutional Class	(798)	(425)
Realized gains on investments:
Investor Class	—	(51,420)
Institutional Class	—	(22)
Net decrease in net assets resulting from distributions	(566,638)	(1,115,736)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(885,185)	(11,203,204)
REDEMPTION FEES	18,882	28,586
Total increase (decrease) in net assets	1,171,075	(18,889,874)
NET ASSETS:
Beginning of period	26,478,115	45,367,989
End of period (including distributions in excess of net investment income of ($216,886) and ($85,351), respectively)	$27,649,190	$26,478,115

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

MATTHEWS ASIA GROWTH FUND	Six-Month Period Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
OPERATIONS:
Net investment income (loss)	$2,126,134	$2,302,379
Net realized gain (loss) on investments and foreign currency related transactions	16,902,703	3,999,688
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(674,150)	(55,786,729)
Net increase (decrease) in net assets resulting from operations	18,354,687	(49,484,662)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(5,881,357)
Institutional Class	—	(1,854,156)
Net decrease in net assets resulting from distributions	—	(7,735,513)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	1,784,832	56,083,400
REDEMPTION FEES	31,775	322,245
Total increase (decrease) in net assets	20,171,294	(814,530)
NET ASSETS:
Beginning of period	343,468,152	344,282,682
End of period (including distributions in excess of net investment income of ($1,040,068) and ($3,166,202), respectively)	$363,639,446	$343,468,152
MATTHEWS PACIFIC TIGER FUND	Six-Month Period Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
OPERATIONS:
Net investment income (loss)	$31,264,441	$32,155,967
Net realized gain (loss) on investments and foreign currency related transactions	16,445,903	201,652,647
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	265,200,135	(873,676,041)
Net change on deferred foreign capital gains taxes on unrealized appreciation	(927,214)	3,089,305
Net increase (decrease) in net assets resulting from operations	311,983,265	(636,778,122)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(15,129,147)
Institutional Class	—	(14,549,336)
Realized gains on investments:
Investor Class	—	(44,800,205)
Institutional Class	—	(31,562,381)
Net decrease in net assets resulting from distributions	—	(106,041,069)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	801,261,894	(185,753,267)
REDEMPTION FEES	409,766	1,091,482
Total increase (decrease) in net assets	1,113,654,925	(927,480,976)
NET ASSETS:
Beginning of period	4,809,731,212	5,737,212,188
End of period (including undistributed/(distributions in excess of) net investment income of $31,197,884 and ($66,557), respectively)	$5,923,386,137	$4,809,731,212

See accompanying notes to financial statements.

80 MATTHEWS ASIA FUNDS

MATTHEWS CHINA FUND	Six-Month Period Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
OPERATIONS:
Net investment income (loss)	$24,192,110	$24,114,210
Net realized gain (loss) on investments and foreign currency related transactions	59,208,351	145,213,641
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(41,202,879)	(687,849,829)
Net increase (decrease) in net assets resulting from operations	42,197,582	(518,521,978)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(22,545,562)
Institutional Class	—	(1,635,702)
Realized gains on investments:
Investor Class	—	(165,934,653)
Institutional Class	—	(9,954,863)
Net decrease in net assets resulting from distributions	—	(200,070,780)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(55,314,137)	(138,886,741)
REDEMPTION FEES	157,315	906,432
Total increase (decrease) in net assets	(12,959,240)	(856,573,067)
NET ASSETS:
Beginning of period	2,124,609,777	2,981,182,844
End of period (including undistributed net investment income of $24,192,110 and $0, respectively)	$2,111,650,537	$2,124,609,777
MATTHEWS INDIA FUND	Six-Month Period Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
OPERATIONS:
Net investment income (loss)	$1,579,464	$5,816,036
Net realized gain (loss) on investments and foreign currency related transactions	1,638,919	102,093,230
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	79,600,418	(520,083,666)
Net change on deferred foreign capital gains taxes on unrealized appreciation	—	4,120,779
Net increase (decrease) in net assets resulting from operations	82,818,801	(408,053,621)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(2,862,404)
Institutional Class	—	(132,371)
Net decrease in net assets resulting from distributions	—	(2,994,775)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(64,281,613)	(440,540,693)
REDEMPTION FEES	111,781	835,135
Total increase (decrease) in net assets	18,648,969	(850,753,954)
NET ASSETS:
Beginning of period	586,256,698	1,437,010,652
End of period (including undistributed net investment income of $4,577,507 and $2,998,043, respectively)	$604,905,667	$586,256,698

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

MATTHEWS JAPAN FUND	Six-Month Period Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
OPERATIONS:
Net investment income (loss)	$651,434	$655,220
Net realized gain (loss) on investments and foreign currency related transactions	2,163,645	(4,003,806)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	1,190,316	(8,805,446)
Net increase (decrease) in net assets resulting from operations	4,005,395	(12,154,032)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(2,022,578)
Institutional Class	—	(583,768)
Net decrease in net assets resulting from distributions	—	(2,606,346)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(19,333,223)	78,411,635
REDEMPTION FEES	36,854	209,844
Total increase (decrease) in net assets	(15,290,974)	63,861,101
NET ASSETS:
Beginning of period	131,670,795	67,809,694
End of period (including undistributed/(distributions in excess of) net investment income of $39,168 and ($612,266), respectively)	$116,379,821	$131,670,795
MATTHEWS KOREA FUND	Six-Month Period Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
OPERATIONS:
Net investment income (loss)	($437,405)	($210,803)
Net realized gain (loss) on investments and foreign currency related transactions	(3,412,820)	1,335,161
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	7,874,242	(14,446,852)
Net increase (decrease) in net assets resulting from operations	4,024,017	(13,322,494)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(218,988)
Institutional Class	—	(23,737)
Realized gains on investments:
Investor Class	—	(6,521,874)
Institutional Class	—	(706,903)
Net decrease in net assets resulting from distributions	—	(7,471,502)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(4,675,721)	10,383,940
REDEMPTION FEES	16,865	115,820
Total increase (decrease) in net assets	(634,839)	(10,294,236)
NET ASSETS:
Beginning of period	156,699,629	166,993,865
End of period (including distributions in excess of net investment loss of ($448,040) and ($10,635), respectively)	$156,064,790	$156,669,629

See accompanying notes to financial statements.

82 MATTHEWS ASIA FUNDS

MATTHEWS ASIA SMALL COMPANIES FUND	Six-Month Period Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
OPERATIONS:
Net investment income (loss)	$1,576,570	$3,154,642
Net realized gain (loss) on investments and foreign currency related transactions	(13,707,116)	35,003,030
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	25,089,607	(132,814,165)
Net change on deferred foreign capital gains taxes on unrealized appreciation	—	1,174,891
Net increase (decrease) in net assets resulting from operations	12,959,061	(93,481,602)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(2,890,029)
Realized gains on investments:
Investor Class	—	(34,232,017)
Net decrease in net assets resulting from distributions	—	(37,122,046)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	37,478,247	(157,938,046)
REDEMPTION FEES	65,176	391,117
Total increase (decrease) in net assets	50,502,484	(288,150,577)
NET ASSETS:
Beginning of period	258,943,742	547,094,319
End of period (including undistributed/(distributions in excess of) net investment income of $1,476,781 and ($99,789), respectively)	$309,446,226	$258,943,742
MATTHEWS CHINA SMALL COMPANIES FUND	Six-Month Period Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011[1]
OPERATIONS:
Net investment income (loss)	$30,579	($12,320)
Net realized gain (loss) on investments and foreign currency related transactions	(518,172)	(116,195)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	371,726	(1,254,679)
Net increase (decrease) in net assets resulting from operations	(115,867)	(1,383,194)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(5,954)
Net decrease in net assets resulting from distributions	—	(5,954)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	850,823	5,867,611
REDEMPTION FEES	20,505	14,835
Total increase (decrease) in net assets	755,461	4,493,298
NET ASSETS:
Beginning of period	4,493,298	—
End of period (including undistributed net investment income of $30,579 and $0, respectively)	$5,248,759	$4,493,298

1  The Matthews China Small Companies Fund commenced operations on May 31, 2011.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

MATTHEWS ASIA SCIENCE AND TECHNOLOGY FUND	Six-Month Period Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
OPERATIONS:
Net investment income (loss)	($173,067)	$408,640
Net realized gain (loss) on investments and foreign currency related transactions	(891,060)	12,874,420
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	9,748,843	(45,054,729)
Net increase (decrease) in net assets resulting from operations	8,684,716	(31,771,669)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(454,558)
Net decrease in net assets resulting from distributions	—	(454,558)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(23,569,930)	(5,021,334)
REDEMPTION FEES	5,065	160,697
Total increase (decrease) in net assets	(14,880,149)	(37,086,864)
NET ASSETS:
Beginning of period	153,348,899	190,435,763
End of period (including undistributed net investment income (loss) of ($106,929) and $66,138, respectively)	$138,468,750	$153,348,899

See accompanying notes to financial statements.

84 MATTHEWS ASIA FUNDS

Financial Highlights

Matthews Asia Strategic Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2012 (unaudited)	Period Ended Dec. 31, 2011[1]
Net Asset Value, beginning of period	$9.93	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.19	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency	0.21	(0.07)
Total from investment operations	0.40	(0.05)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)	(0.02)
Total distributions	(0.16)	(0.02)
Paid-in capital from redemption fees (Note 4)	0.01	—
Net Asset Value, end of period	$10.18	$9.93
TOTAL RETURN	4.18%[3]	(0.52%)[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$17,696	$7,746
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.86%[4]	3.20%[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.11%[4]	1.00%[4]
Ratio of net investment income (loss) to average net assets	3.65%[4]	2.06%[4]
Portfolio turnover[5]	8.66%[3]	3.66%[3]
INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2012 (unaudited)	Period Ended Dec. 31, 2011[1]
Net Asset Value, beginning of period	$9.93	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.19	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, financial futures contracts, and foreign currency	0.22	(0.07)
Total from investment operations	0.41	(0.05)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)	(0.02)
Total distributions	(0.17)	(0.02)
Paid-in capital from redemption fees (Note 4)	0.01	—
Net Asset Value, end of period	$10.18	$9.93
TOTAL RETURN	4.27%[3]	(0.52%)[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$5,532	$5,266
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.75%[4]	3.20%[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.00%[4]	1.00%[4]
Ratio of net investment income (loss) to average net assets	3.66%[4]	1.96%[4]
Portfolio turnover[5]	8.66%[3]	3.66%[3]

1 Commencement of operations on November 30, 2011.

2 Calculated using the average daily shares method.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

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Financial Highlights

Matthews Asian Growth and Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2012	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2011	2010	2009	2008	2007
Net Asset Value, beginning of period	$15.07	$18.04	$15.77	$11.50	$19.78	$18.68
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.22[1]	0.47[1]	0.41[1]	0.48[1]	0.54[1]	1.07
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	1.21	(2.36)	2.57	4.23	(6.73)	2.93
Total from investment operations	1.43	(1.89)	2.98	4.71	(6.19)	4.00
LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.47)	(0.47)	(0.44)	(0.42)	(0.90)
Net realized gains on investments	—	(0.61)	(0.24)	—	(1.67)	(2.00)
Total distributions	(0.20)	(1.08)	(0.71)	(0.44)	(2.09)	(2.90)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	—[2]	—[2]	—[2]
Net Asset Value, end of period	$16.30	$15.07	$18.04	$15.77	$11.50	$19.78
TOTAL RETURN	9.51%[3]	(10.62%)	19.18%	41.44%	(32.07%)	21.54%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$2,556,381	$2,340,606	$3,926,253	$2,547,411	$1,089,712	$2,273,408
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.11%[4]	1.12%	1.13%	1.18%	1.16%	1.16%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.11%[4]	1.12%	1.13%	1.18%	1.16%	1.15%
Ratio of net investment income (loss) to average net assets	2.73%[4]	2.71%	2.47%	3.47%	3.19%	2.59%
Portfolio turnover	7.76%[3,5]	16.54%[5]	19.84%[5]	17.51%	25.16%	27.93%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2012 (unaudited)	Year Ended Dec. 31, 2011	Period Ended Dec. 31, 2010[6]
Net Asset Value, beginning of period	$15.06	$18.04	$18.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.24	0.52	0.07
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	1.21	(2.39)	0.37
Total from investment operations	1.45	(1.87)	0.44
LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.50)	(0.29)
Net realized gains on investments	—	(0.61)	(0.24)
Total distributions	(0.21)	(1.11)	(0.53)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—
Net Asset Value, end of period	$16.30	$15.06	$18.04
TOTAL RETURN	9.67%[3]	(10.54%)	2.49%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$708,448	$531,493	$128,417
Ratio of expenses to average net assets	0.98%[4]	0.99%	0.93%[4]
Ratio of net investment income (loss) to average net assets	2.94%[4]	3.05%	2.46%[4]
Portfolio turnover[5]	7.76%[3]	16.54%	19.84%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

86 MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2012	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2011	2010	2009	2008	2007
Net Asset Value, beginning of period	$12.48	$14.33	$12.06	$8.61	$12.00	$10.77
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.20[1]	0.36[1]	0.31[1]	0.32[1]	0.38[1]	0.27
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.89	(1.78)	2.40	3.67	(3.47)	1.67
Total from investment operations	1.09	(1.42)	2.71	3.99	(3.09)	1.94
LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.37)	(0.41)	(0.55)	(0.30)	(0.27)
Net realized gains on investments	—	(0.06)	(0.04)	—	(0.02)	(0.45)
Total distributions	(0.20)	(0.43)	(0.45)	(0.55)	(0.32)	(0.72)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	0.01	0.01	0.02	0.01
Net Asset Value, end of period	$13.37	$12.48	$14.33	$12.06	$8.61	$12.00
TOTAL RETURN	8.76%[3]	(10.02%)	22.83%	47.59%	(25.97%)	18.05%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$2,258,864	$1,930,363	$1,933,383	$322,003	$141,951	$81,624
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.08%[4]	1.10%	1.14%	1.28%	1.35%	1.42%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.08%[4]	1.10%	1.15%	1.30%	1.32%	1.39%
Ratio of net investment income (loss) to average net assets	3.06%[4]	2.61%	2.31%	3.16%	3.74%	2.66%
Portfolio turnover	3.38%[3,5]	16.48%[5]	10.48%[5]	32.41%	25.07%	26.95%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2012 (unaudited)	Year Ended Dec. 31, 2011	Period Ended Dec. 31, 2010[6]
Net Asset Value, beginning of period	$12.48	$14.33	$14.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.23	0.41	0.09
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.86	(1.82)	0.32
Total from investment operations	1.09	(1.41)	0.41
LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.38)	(0.17)
Net realized gains on investments	—	(0.06)	(0.04)
Total distributions	(0.21)	(0.44)	(0.21)
Paid-in capital from redemption fees (Note 4)[2]	—	—	—
Net Asset Value, end of period	$13.36	$12.48	$14.33
TOTAL RETURN	8.75%[3]	(9.93%)	2.95%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$567,955	$344,502	$48,293
Ratio of expenses to average net assets	0.98%[4]	1.00%	1.02%[4]
Ratio of net investment income (loss) to average net assets	3.39%[4]	3.03%	3.86%[4]
Portfolio turnover[5]	3.38%[3]	16.48%	10.48%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issues.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

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Financial Highlights

Matthews China Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2012	Year Ended Dec. 31		Period Ended
INVESTOR CLASS	(unaudited)	2011	2010	Dec. 31, 2009[1]
Net Asset Value, beginning of period	$10.06	$12.17	$10.18	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.17	0.29	0.17	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.84	(2.04)	2.09	0.19
Total from investment operations	1.01	(1.75)	2.26	0.18
LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.35)	(0.24)	—
Net realized gains on investments	—	(0.02)	(0.04)	—
Total distributions	(0.22)	(0.37)	(0.28)	—
Paid-in capital from redemption fees (Note 4)	0.01	0.01	0.01	—[3]
Net Asset Value, end of period	$10.86	$10.06	$12.17	$10.18
TOTAL RETURN	10.22%[4]	(14.44%)	22.53%	1.80%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$27,610	$26,467	$45,364	$7,134
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.62%[5]	1.52%	1.95%	10.50%[5]
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	1.50%[5]	1.50%	1.50%	1.50%[5]
Ratio of net investment income (loss) to average net assets	3.03%[5]	2.47%	1.49%	(0.81%)[5]
Portfolio turnover	14.02%[4,6]	22.31%[6]	6.84%[6]	0.00%[4]

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2012 (unaudited)	Year Ended Dec. 31, 2011	Period Ended Dec 31, 2010[7]
Net Asset Value, beginning of period	$10.06	$12.17	$11.87
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.28	0.30	—[3]
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.74	(2.01)	0.47
Total from investment operations	1.02	(1.71)	0.47
LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	(0.38)	(0.13)
Net realized gains on investments	—	(0.02)	(0.04)
Total distributions	(0.23)	(0.40)	(0.17)
Paid-in capital from redemption fees (Note 4)	0.01	—[3]	—
Net Asset Value, end of period	$10.86	$10.06	$12.17
TOTAL RETURN	10.25%[4]	(14.22%)	3.91%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$39	$12	$4
Ratio of expenses to average net assets	1.40%[5]	1.31%	1.24%[5]
Ratio of net investment income (loss) to average net assets	5.07%[5]	2.61%	(0.06%)[5]
Portfolio turnover[6]	14.02%[4]	22.31%	6.84%[4]

1 Investor Class commenced operations on November 30, 2009.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

6 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

7 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

88 MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2012	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2011	2010	2009	2008	2007
Net Asset Value, beginning of period	$15.34	$17.97	$14.29	$10.03	$17.29	$16.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.09[1]	0.11[1]	0.10[1]	0.06[1]	0.13[1]	0.09
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.76	(2.41)	3.72	4.44	(6.64)	2.02
Total from investment operations	0.85	(2.30)	3.82	4.50	(6.51)	2.11
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.35)	(0.15)	(0.24)	—	(0.09)
Net realized gains on investments	—	—	—	—	(0.76)	(1.66)
Total distributions	—	(0.35)	(0.15)	(0.24)	(0.76)	(1.75)
Paid-in capital from redemption fees (Note 4)	—[2]	0.02	0.01	—[2]	0.01	0.01
Net Asset Value, end of period	$16.19	$15.34	$17.97	$14.29	$10.03	$17.29
TOTAL RETURN	5.54%[3]	(12.70%)	26.85%	44.82%	(37.44%)	11.92%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$258,249	$259,166	$335,429	$227,651	$168,031	$471,054
Ratio of expenses to average net assets	1.18%[4]	1.19%	1.19%	1.28%	1.23%	1.20%
Ratio of net investment income (loss) to average net assets	1.08%[4]	0.63%	0.63%	0.50%	0.93%	0.60%
Portfolio turnover	30.36%[3,5]	28.06%[5]	26.33%[5]	58.10%	37.10%	40.49%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2012 (unaudited)	Year Ended Dec. 31, 2011	Period Ended Dec. 31, 2010[6]
Net Asset Value, beginning of period	$15.37	$17.98	$17.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.11	0.14	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.75	(2.42)	0.47
Total from investment operations	0.86	(2.28)	0.48
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.35)	(0.15)
Total distributions	—	(0.35)	(0.15)
Paid-in capital from redemption fees (Note 4)	—[2]	0.02	—
Net Asset Value, end of period	$16.23	$15.37	$17.98
TOTAL RETURN	5.60%[3]	(12.58%)	2.76%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$105,390	$84,302	$8,853
Ratio of expenses to average net assets	1.00%[4]	1.03%	0.99%[4]
Ratio of net investment income (loss) to average net assets	1.32%[4]	0.84%	0.37%[4]
Portfolio turnover[5]	30.36%[3]	28.06%	26.33%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

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Financial Highlights

Matthews Pacific Tiger Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2012	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2011	2010	2009	2008	2007
Net Asset Value, beginning of period	$20.33	$23.44	$19.23	$11.05	$27.86	$23.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.11[1]	0.10[1]	0.09[1]	0.06[1]	0.24[1]	0.30
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	1.25	(2.78)	4.20	8.27	(13.31)	7.78
Total from investment operations	1.36	(2.68)	4.29	8.33	(13.07)	8.08
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.11)	(0.08)	(0.15)	(0.30)	(0.31)
Net realized gains on investments	—	(0.33)	—	—	(3.44)	(3.62)
Total distributions	—	(0.44)	(0.08)	(0.15)	(3.74)	(3.93)
Paid-in capital from redemption fees (Note 4)	—[2]	0.01	—[2]	—	—[2]	—[2]
Net Asset Value, end of period	$21.69	$20.33	$23.44	$19.23	$11.05	$27.86
TOTAL RETURN	6.69%[3]	(11.41%)	22.30%	75.37%	(46.12%)	33.66%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$2,994,945	$2,780,640	$5,196,743	$3,565,745	$1,202,441	$3,806,714
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.13%[4]	1.11%	1.09%	1.13%	1.12%	1.11%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.13%[4]	1.11%	1.09%	1.13%	1.12%	1.10%
Ratio of net investment income (loss) to average net assets	1.03%[4]	0.44%	0.43%	0.41%	1.10%	1.12%
Portfolio turnover	2.55%[3,5]	10.51%[5]	11.43%[5]	13.22%	16.76%	24.09%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2012 (unaudited)	Year Ended Dec. 31, 2011	Period Ended Dec. 31, 2010[6]
Net Asset Value, beginning of period	$20.32	$23.44	$23.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.14	0.23	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	1.24	(2.87)	0.15
Total from investment operations	1.38	(2.64)	0.16
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.15)	(0.09)
Net realized gains on investments	—	(0.33)	—
Total distributions	—	(0.48)	(0.09)
Paid-in capital from redemption fees (Note 4)[2]	—	—	—
Net Asset Value, end of period	$21.70	$20.32	$23.44
TOTAL RETURN	6.79%[3]	(11.28%)	0.67%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$2,928,442	$2,029,091	$540,469
Ratio of expenses to average net assets	0.95%[4]	0.95%	0.95%[4]
Ratio of net investment income (loss) to average net assets	1.28%[4]	1.03%	0.38%[4]
Portfolio turnover[5]	2.55%[3]	10.51%	11.43%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

90 MATTHEWS ASIA FUNDS

Matthews China Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2012	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2011	2010	2009	2008	2007
Net Asset Value, beginning of period	$21.51	$29.36	$25.50	$14.34	$39.73	$24.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.23[1]	0.26[1]	0.15[1]	0.09[1]	0.30[1]	0.12
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.21	(5.78)	3.86	11.12	(19.78)	16.85
Total from investment operations	0.44	(5.52)	4.01	11.21	(19.48)	16.97
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.28)	(0.15)	(0.07)	(0.33)	(0.11)
Net realized gains on investments	—	(2.06)	(0.02)	—	(5.62)	(1.37)
Total distributions	—	(2.34)	(0.17)	(0.07)	(5.95)	(1.48)
Paid-in capital from redemption fees (Note 4)	—[2]	0.01	0.02	0.02	0.04	0.08
Net Asset Value, end of period	$21.95	$21.51	$29.36	$25.50	$14.34	$39.73
TOTAL RETURN	2.05%[3]	(18.93%)	15.77%	78.30%	(48.95%)	70.14%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$1,686,058	$1,836,333	$2,939,638	$2,566,005	$781,104	$2,335,402
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.14%[4]	1.13%	1.15%	1.21%	1.23%	1.18%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.14%[4]	1.13%	1.15%	1.21%	1.23%	1.17%
Ratio of net investment income (loss) to average net assets	2.02%[4]	0.93%	0.54%	0.46%	1.03%	0.49%
Portfolio turnover	7.17%[3,5]	8.43%[5]	9.98%[5]	5.28%	7.91%	22.13%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2012 (unaudited)	Year Ended Dec. 31, 2011	Period Ended Dec. 31, 2010[6]
Net Asset Value, beginning of period	$21.49	$29.36	$30.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.27	0.26	(0.04)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.20	(5.73)	(0.44)
Total from investment operations	0.47	(5.47)	(0.48)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.34)	(0.16)
Net realized gains on investments	—	(2.06)	(0.02)
Total distributions	—	(2.40)	(0.18)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—
Net Asset Value, end of period	$21.96	$21.49	$29.36
TOTAL RETURN	2.19%[3]	(18.80%)	(1.62%)[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$425,593	$288,277	$41,545
Ratio of expenses to average net assets	0.93%[4]	0.96%	0.97%[4]
Ratio of net investment income (loss) to average net assets	2.38%[4]	0.99%	(0.74%)[4]
Portfolio turnover[5]	7.17%[3]	8.43%	9.98%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 91

Financial Highlights

Matthews India Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2012	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2011	2010	2009	2008	2007
Net Asset Value, beginning of period	$13.59	$21.49	$16.29	$8.37	$24.44	$15.45
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.04[1]	0.11[1]	0.05[1]	0.07[1]	0.03[1]	(0.01)
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	1.89	(7.96)	5.22	8.06	(15.33)	9.87
Total from investment operations	1.93	(7.85)	5.27	8.13	(15.30)	9.86
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.07)	(0.09)	(0.10)	(0.11)	(0.21)
Net realized gains on investments	—	—	—	(0.12)	(0.69)	(0.68)
Total distributions	—	(0.07)	(0.09)	(0.22)	(0.80)	(0.89)
Paid-in capital from redemption fees (Note 4)	—[2]	0.02	0.02	0.01	0.03	0.02
Net Asset Value, end of period	$15.52	$13.59	$21.49	$16.29	$8.37	$24.44
TOTAL RETURN	14.20%[3]	(36.48%)	32.53%	97.25%	(62.32%)	64.13%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$574,490	$559,337	$1,388,892	$720,925	$317,516	$1,311,072
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.20%[4]	1.18%	1.18%	1.27%	1.29%	1.29%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.20%[4]	1.18%	1.18%	1.27%	1.29%	1.28%
Ratio of net investment income (loss) to average net assets	0.46%[4]	0.58%	0.25%	0.59%	0.16%	(0.04%)
Portfolio turnover	4.90%[3,5]	3.51%[5]	6.14%[5]	18.09%	26.68%	25.59%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2012 (unaudited)	Year Ended Dec. 31, 2011	Period Ended Dec. 31, 2010[6]
Net Asset Value, beginning of period	$13.61	$21.48	$22.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.06	0.16	(0.02)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	1.89	(7.96)	(0.43)
Total from investment operations	1.95	(7.80)	(0.45)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.07)	(0.10)
Total distributions	—	(0.07)	(0.10)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—
Net Asset Value, end of period	$15.56	$13.61	$21.48
TOTAL RETURN	14.33%[3]	(36.35%)	(2.01%)[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$30,415	$26,920	$48,119
Ratio of expenses to average net assets	1.01%[4]	0.99%	0.99%[4]
Ratio of net investment income (loss) to average net assets	0.71%[4]	0.86%	(0.51%)[4]
Portfolio turnover[5]	4.90%[3]	3.51%	6.14%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

92 MATTHEWS ASIA FUNDS

Matthews Japan Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2012	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2011	2010	2009	2008	2007
Net Asset Value, beginning of period	$11.34	$12.53	$10.91	$10.19	$14.55	$17.29
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.06[1]	0.07[1]	0.02[1]	0.10[1]	0.11[1]	0.03
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.31	(1.06)	2.09	0.92	(4.26)	(1.86)
Total from investment operations	0.37	(0.99)	2.11	1.02	(4.15)	(1.83)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.22)	(0.49)	(0.31)	—	(0.01)
Net realized gains on investments	—	—	—	—	(0.22)	(0.91)
Total distributions	—	(0.22)	(0.49)	(0.31)	(0.22)	(0.92)
Paid-in capital from redemption fees (Note 4)	—[2]	0.02	—[2]	0.01	0.01	0.01
Net Asset Value, end of period	$11.71	$11.34	$12.53	$10.91	$10.19	$14.55
TOTAL RETURN	3.26%[3]	(7.72%)	19.58%	10.06%	(28.38%)	(10.96%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$90,219	$101,369	$67,805	$88,334	$123,674	$166,860
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.23%[4]	1.22%	1.30%	1.31%	1.23%	1.24%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.23%[4]	1.22%	1.30%	1.31%	1.23%	1.23%
Ratio of net investment income (loss) to average net assets	1.05%[4]	0.54%	0.13%	0.97%	0.84%	(0.01%)
Portfolio turnover	27.01%[3,5]	34.94%[5]	46.29%[5]	126.75%	88.97%	45.51%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2012 (unaudited)	Year Ended Dec. 31, 2011	Period Ended Dec. 31, 2010[6]
Net Asset Value, beginning of period	$11.34	$12.53	$11.73
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.07	0.06	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.31	(1.04)	1.30
Total from investment operations	0.38	(0.98)	1.29
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.22)	(0.49)
Total distributions	—	(0.22)	(0.49)
Paid-in capital from redemption fees (Note 4)	—[2]	0.01	—
Net Asset Value, end of period	$11.72	$11.34	$12.53
TOTAL RETURN	3.35%[3]	(7.72%)	11.22%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$26,161	$30,302	$4
Ratio of expenses to average net assets	1.07%[4]	1.07%	1.08%[4]
Ratio of net investment income (loss) to average net assets	1.15%[4]	0.46%	(0.51%)[4]
Portfolio turnover[5]	27.01%[3]	34.94%	46.29%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 93

Financial Highlights

Matthews Korea Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2012	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2011	2010	2009	2008	2007
Net Asset Value, beginning of period	$4.59	$5.14	$4.31	$2.75	$6.56	$6.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)[1]	(0.01)[1]	0.01[1]	(0.01)[1]	(0.02)[1]	0.07
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.19	(0.31)	0.93	1.74	(3.48)	1.15
Total from investment operations	0.18	(0.32)	0.94	1.73	(3.50)	1.22
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.01)	—	—	(0.06)	(0.02)
Net realized gains on investments	—	(0.22)	(0.11)	(0.17)	(0.25)	(0.87)
Total distributions	—	(0.23)	(0.11)	(0.17)	(0.31)	(0.89)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	—[2]	—[2]	—[2]
Net Asset Value, end of period	$4.77	$4.59	$5.14	$4.31	$2.75	$6.56
TOTAL RETURN	3.92%[3]	(6.45%)	21.86%	62.92%	(52.66%)	18.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$133,512	$141,590	$166,990	$138,371	$87,253	$250,421
Ratio of expenses to average net assets	1.18%[4]	1.18%	1.21%	1.30%	1.27%	1.21%
Ratio of net investment income (loss) to average net assets	(0.55%)[4]	(0.18%)	0.16%	(0.36%)	(0.34%)	1.17%
Portfolio turnover	21.61%[3,5]	30.13%[5]	39.05%[5]	52.47%	28.70%	24.20%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2012 (unaudited)	Year Ended Dec. 31, 2011	Period Ended Dec. 31, 2010[6]
Net Asset Value, beginning of period	$4.61	$5.14	$4.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.01)	0.17	0.03
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.19	(0.47)	0.38
Total from investment operations	0.18	(0.30)	0.41
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.01)	—
Net realized gains on investments	—	(0.22)	(0.11)
Total distributions	—	(0.23)	(0.11)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—
Net Asset Value, end of period	$4.79	$4.61	$5.14
TOTAL RETURN	3.91%[3]	(6.05%)	8.51%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$22,553	$15,109	$4
Ratio of expenses to average net assets	0.99%[4]	1.07%	0.91%[4]
Ratio of net investment income (loss) to average net assets	(0.22%)[4]	3.37%	3.74%[4]
Portfolio turnover[5]	21.61%[3]	30.13%	39.05%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issued.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

94 MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2012	Year Ended Dec. 31			Period Ended
INVESTOR CLASS	(unaudited)	2011	2010	2009	Dec. 31, 2008[1]
Net Asset Value, beginning of period	$14.77	$21.16	$15.79	$7.89	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.08	0.15	0.04	0.02	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.84	(4.35)	5.55	8.04	(2.16)
Total from investment operations	0.92	(4.20)	5.59	8.06	(2.15)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.17)	(0.09)	(0.05)	(0.02)
Net realized gains on investments	—	(2.04)	(0.15)	(0.15)	—
Total distributions	—	(2.21)	(0.24)	(0.20)	(0.02)
Paid-in capital from redemption fees (Note 4)	—[3]	0.02	0.02	0.04	0.06
Net Asset Value, end of period	$15.69	$14.77	$21.16	$15.79	$7.89
TOTAL RETURN	6.23%[4]	(20.03%)	35.54%	103.00%	(21.03%)[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$309,446	$258,944	$547,094	$109,726	$3,173
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.52%[5]	1.52%	1.59%	2.90%	14.31%[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.52%[5]	1.52%	1.63%	2.00%	2.00%[4]
Ratio of net investment income (loss) to average net assets	1.00%[5]	0.76%	0.24%	0.13%	0.15%[4]
Portfolio turnover	12.96%[4]	19.97%	23.99%	21.39%	3.10%[3]

1 Investor Class commenced operations on September 15, 2008.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 95

Financial Highlights

Matthews China Small Companies Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2012 (unaudited)	Period Ended Dec. 31, 2011[1]
Net Asset Value, beginning of period	$7.04	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.04	(0.02)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.03)	(2.96)
Total from investment operations	0.01	(2.98)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.01)
Total distributions	—	(0.01)
Paid-in capital from redemption fees (Note 4)	0.03	0.03
Net Asset Value, end of period	$7.08	$7.04
TOTAL RETURN[3]	0.57%	(29.51%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$5,249	$4,493
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)[4]	3.53%	5.32%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator[4]	2.00%	2.00%
Ratio of net investment income (loss) to average net assets[4]	1.08%	(0.53%)
Portfolio turnover[3]	23.86%	6.08%

1 Investor Class commenced operations on May 31, 2011.

2 Calculated using the average daily shares method.

3 Not annualized.

4 Annualized.

See accompanying notes to financial statements.

96 MATTHEWS ASIA FUNDS

Matthews Asia Science and Technology Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2012	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2011	2010	2009	2008	2007
Net Asset Value, beginning of period	$8.16	$9.89	$8.02	$4.71	$9.80	$7.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)[1]	0.02[1]	0.03[1]	—[1,2]	0.01[1]	—[2]
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.47	(1.74)	1.86	3.31	(5.11)	1.87
Total from investment operations	0.46	(1.72)	1.89	3.31	(5.10)	1.87
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.02)	(0.02)	—	—	—
Total distributions	—	(0.02)	(0.02)	—	—	—
Paid-in capital from redemption fees (Note 4)	—[2]	0.01	—[2]	—[2]	0.01	0.01
Net Asset Value, end of period	$8.62	$8.16	$9.89	$8.02	$4.71	$9.80
TOTAL RETURN	5.64%[3]	(17.26%)	23.58%	70.28%	(51.94%)	23.74%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$138,469	$153,349	$190,436	$130,367	$74,476	$252,304
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.21%[4]	1.21%	1.26%	1.40%	1.33%	1.26%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.21%[4]	1.21%	1.26%	1.40%	1.33%	1.25%
Ratio of net investment income (loss) to average net assets	(0.23%)[4]	0.23%	0.35%	0.30%	0.08%	(0.30%)
Portfolio turnover	18.64%[3]	65.47%	61.61%	83.27%	44.84%	33.21%

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 97

Notes to Financial Statements (unaudited)

1.  ORGANIZATION

Matthews Asia Funds (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently issues thirteen separate series of shares (each a "Fund" and collectively, the "Funds"): Matthews Asia Strategic Income Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, Matthews China Small Companies Fund and Matthews Asia Science and Technology Fund. Each Fund except for Matthews Asia Small Companies Fund, Matthews China Small Companies Fund and Matthews Asia Science and Technology Fund currently offers two classes of shares: Investor Class and Institutional Class. Matthews Asia Small Companies Fund, Matthews China Small Companies Fund and Matthews Asia Science and Technology Fund currently offer only Investor Class shares. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except each class may be subject to different class expenses as outlined in the relevant prospectus and each class has exclusive voting rights with respect to matters solely affecting such class.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A.  SECURITY VALUATION: The value of the Funds' securities is based on market quotations for those securities, or on their fair value determined by or under the direction of the Funds' Board of Trustees (the "Board"). Market quotations and valuation information are provided by commercial pricing services or securities dealers that are independent of the Funds and Matthews, in accordance with procedures established by the Funds' Board. Foreign exchange-traded securities are valued as of the close of trading on the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued by other third-party vendors or by using indicative bid quotations from dealers or market makers, or other available market information. Market values for securities are determined based on quotations, market data or other information from the principal (or most advantageous) market on which the security is traded. Market quotations for equity securities used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and ask prices. Financial futures contracts traded on exchanges are valued at their settlement price. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined at the close of business on the New York Stock Exchange ("NYSE"). Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The Funds may also utilize independent pricing services to assist them in determining a current market value for each security based on sources believed to be reliable.

The Board has delegated the responsibility of making fair value determinations to the Funds' Valuation Committee (the "Valuation Committee") subject to the Funds' Pricing Policies. When fair value pricing is employed, the prices of securities used by a Fund to calculate its Net Asset Value ("NAV") may differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board's oversight. Events affecting the value of foreign investments may occur between the time at which they are determined and when the Funds calculate their NAV, which is normally the close of trading on the NYSE. If such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value. The fair value of a security held by the Funds may be determined using the services of third-party pricing services retained by the Funds or by the Valuation Committee, in either case subject to the Board's oversight.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the NYSE. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of equity securities.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B.  FAIR VALUE MEASUREMENTS: In accordance with the guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States ("U.S. GAAP"), the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). Various inputs are used in determining the fair value of investments and derivative financial instruments, which are as follows:

Level 1: Quoted prices in active markets for identical securities.

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

As of June 30, 2012, Level 3 securities consist primarily of equities that, as of June 30, 2012, were suspended from trading. As described in Note 2-A, these securities are valued based on their fair value as determined under the direction of the Board. The significant unobservable inputs, the methodology used for valuing such securities, and the characterization of such securities as Level 3 securities are not necessarily an indication of liquidity, or the risk associated with investing in these securities. Level 2 equity securities consist primarily of securities that have been fair valued by third-party pricing services (see Note 2-A).

98 MATTHEWS ASIA FUNDS

The summary of inputs used to determine the fair valuation of the Fund's investments and derivative financial instruments as of June 30, 2012 is as follows:

	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund
Level 1: Quoted Prices
Common Equities:
China/Hong Kong	$—	$147,928,280	$168,690,688	$17,984,298	$279,680,242
India	—	—	—	2,311,627	20,311,372
Indonesia	—	40,179,888	24,995,192	—	13,085,631
South Korea	—	27,539,676	81,033,396	—	—
Taiwan	—	89,832,398	86,890,940	—	—
Vietnam	—	24,581,995	—	6,580,488	50,100,036
Preferred Equities:
South Korea	—	33,248,774	—	—	—
Closed-End Investment Company:
Thailand	—	—	7,288,951	—	—
Level 2: Other Significant Observable Inputs
Foreign Government Obligations	8,110,711	—	—	—	—
Corporate Bonds	12,390,823	488,825,387	—	—	—
Common Equities:
Australia	—	240,963,449	231,000,692	18,908,534	—
Cambodia	—	—	—	7,965,135	—
China/Hong Kong	625,372	571,491,151	684,078,555	65,230,746	1,573,696,716
India	—	45,703,421	—	21,887,558	913,527,580
Indonesia	—	53,640,056	61,768,313	22,417,153	488,663,459
Japan	—	206,978,427	679,442,247	124,666,065	—
Malaysia	—	167,473,630	—	3,039,529	279,802,913
Philippines	212,495	54,863,987	45,256,793	—	144,736,199
Singapore	431,593	477,120,369	334,161,975	12,880,950	157,323,373
South Korea	—	64,128,885	34,145,168	3,635,160	821,548,937
Sri Lanka	—	—	—	5,895,388	—
Taiwan	—	82,242,519	102,842,893	18,265,254	491,652,906
Thailand	309,371	252,950,294	153,211,890	26,086,387	432,489,624
United Kingdom	—	61,216,545	—	—	—
Vietnam	—	15,898,531	—	—	—
Preferred Equities:
South Korea	—	68,016,064	—	—	—
Level 3: Significant Unobservable Inputs
Common Equities:
Taiwan	—	—	33,673,037	—	—
Corporate Bonds	—	6,648,518	—	—	—
Total Market Value of Investments	$22,080,425	$3,221,472,244	$2,728,480,730	$357,754,272	$5,666,618,988

Matthews Asia Strategic Income Fund
Derivative Financial Instruments[1]
Assets
Level 1: Quoted Prices
Interest Rate Contracts	$7,525
Level 2: Other Significant Observable Inputs
Foreign Currency Exchange Contracts	26,513
Total Market Value of Derivative Financial Instruments	$34,038

1  Derivative financial instruments are financial futures contracts and foreign currency exchange contracts. Financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

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Notes to Financial Statements (unaudited) (continued)

	Matthews China Dividend Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews China Small Companies Fund
Investments
Level 1: Quoted Prices
Common Equities:
Consumer Discretionary	$—	$92,214,634	$—	$—	$—	$211,908
Consumer Staples	—	—	—	—	1,758,630	—
Energy	1,720,136	—	—	—	—	—
Financials	1,576,510	15,681,479	11,868,554	—	—	—
Health Care	—	44,546,534	—	—	—	309,310
Industrials	—	—	—	—	—	—
Information Technology	—	57,812,238	10,732,346	—	—	247,180
Materials	—	—	—	—	5,099,896	—
Telecommunication Services	1,769,959	28,554,141	—	—	—	—
Preferred Equities:
Financials	—	—	—	—	2,891,156	—
Level 2: Other Significant Observable Inputs
Common Equities:
Consumer Discretionary	4,439,194	352,097,097	70,180,818	29,366,544	38,155,076	862,587
Consumer Staples	1,181,547	248,536,223	77,685,814	7,724,834	12,979,111	695,612
Energy	842,117	144,963,717	6,402,511	—	3,587,632	88,239
Financials	2,635,612	466,513,364	130,886,260	13,983,504	25,221,511	478,596
Health Care	805,789	42,628,696	33,284,352	11,528,452	3,413,033	174,085
Industrials	4,026,109	188,969,827	105,224,837	30,272,198	14,861,925	1,068,984
Information Technology	2,965,401	192,514,167	42,183,107	16,578,022	33,274,351	448,365
Materials	2,286,469	—	70,139,745	4,912,361	7,354,208	255,081
Telecommunication Services	—	95,321,472	—	1,174,066	—	—
Utilities	2,213,708	111,364,420	29,232,827	—	—	261,618
Preferred Equities:
Consumer Discretionary	—	—	—	—	4,420,216	—
Materials	—	—	—	—	1,504,025	—
Corporate Bonds	—	—	13,388,050	—	—	—
Level 3: Significant Unobservable Inputs
Common Equities:
Consumer Discretionary	947,299	—	—	—	—	—
Electronic Equipment, Instruments & Components	—	—	—	—	—	34,408
Total Market Value of Investments	$27,409,850	$2,081,718,009	$601,209,221	$115,539,981	$154,520,770	$5,135,973

100 MATTHEWS ASIA FUNDS

	Matthews Asia Small Companies Fund	Matthews Asia Science and Technology Fund
Level 1: Quoted Prices
Common Equities:
China/Hong Kong	$7,458,500	$26,011,444
India	5,192,159	29,253
Indonesia	—	1,981,827
United States	—	2,682,000
Warrants:
Malaysia	109,225	—
Level 2: Other Significant Observable Inputs
Common Equities:
China/Hong Kong	79,772,092	17,630,014
India	40,820,233	4,285,957
Indonesia	28,060,238	—
Japan	—	27,174,452
Malaysia	19,354,356	2,263,362
Philippines	6,218,002	—
Singapore	15,227,792	—
South Korea	39,839,589	27,121,467
Taiwan	48,850,745	25,439,304
Thailand	13,389,843	—
Vietnam	—	976,631
Preferred Equities:
South Korea	—	718,905
Level 3: Significant Unobservable Inputs
Common Equities:
China/Hong Kong	190,427	—
Total Market Value of Investments	$304,483,201	$136,314,616

Certain foreign securities may be fair valued by external pricing services when the Funds determine that events affecting the value of foreign securities which occur between the time at which they are determined and the close of trading on the NYSE render market quotations unreliable. Such fair valuations are categorized as Level 2 in the fair value hierarchy. Foreign securities that are valued based on market quotations are categorized as Level 1 in the fair value hierarchy (see Note 2-A). The Funds' policy is to recognize transfers in and transfers out as of the beginning of the reporting period. At June 30, 2012, the Funds utilized third party pricing services to fair value certain markets which were different than markets which utilized third party pricing services at December 31, 2011. As a result, certain securities held by the Funds were transferred from Level 1 into Level 2 with beginning of period values as follows:

Transfer to Level 2 from Level 1
Matthews Asia Strategic Income Fund	$926,898
Matthews Asian Growth and Income Fund	1,504,534,546
Matthews Asia Dividend Fund	1,624,303,181
Matthews China Dividend Fund	18,308,476
Matthews Asia Growth Fund	211,390,627
Matthews Pacific Tiger Fund	3,064,323,555
Matthews China Fund	1,864,395,755
Matthews India Fund	500,327,143
Matthews Japan Fund	89,275,533
Matthews Korea Fund	6,740,962
Matthews Asia Small Companies Fund	162,495,396
Matthews China Small Companies Fund	3,506,060
Matthews Asia Science and Technology Fund	72,260,460

matthewsasia.com | 800.789.ASIA 101

Notes to Financial Statements (unaudited) (continued)

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine value:

	Matthews Asia Strategic Income Fund	Matthews Asia Strategic Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund	Matthews Asian Growth and Income Fund	Matthews India Fund
	Corporate Bonds	Foreign Government Obligations	Common Equities — Taiwan	Common Equities — Consumer Discretionary	Corporate Bonds	Corporate Bonds
Balance as of 12/31/11 (market value)	$4,268,354	$6,569,135	$—	$—	$468,582,867	$40,219,200
Accrued discounts/premiums	—	—	—	—	2,474,995	—
Realized gain/(loss)	—	—	—	129,504	(5,705,306)	—
Change in unrealized appreciation/depreciation	—	—	5,368,923	99,023	2,855,028	—
Net purchases	—	—	4,320,092	—	—	—
Net sales	—	—	—	(260,862)	(32,921,590)	—
Transfers in to Level 3*	—	—	23,984,022	979,634	—	—
Transfers out of Level 3*	(4,268,354)	(6,569,135)	—	—	(428,637,476)	(40,219,200)
Balance as of 6/30/12 (market value)	$—	$—	$33,673,037	$947,299	$6,648,518	$—
Net change in unrealized appreciation/depreciation on Level 3 investments held as of 6/30/12**	$—	$—	$5,368,923	$99,023	$2,855,028	$—

	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund
	Common Equities — China	Common Equities — Information Technology
Balance as of 12/31/11 (market value)	$3,040,262	$37,218
Accrued discounts/premiums	—	—
Realized gain/(loss)	—	—
Change in unrealized appreciation/depreciation	(2,849,835)	(2,810)
Net Purchases	—	—
Net Sales	—	—
Transfers in to Level 3*	—	—
Transfers out of Level 3*	—	—
Balance as of 6/30/12 (market value)	$190,427	$34,408
Net change in unrealized appreciation/depreciation on Level 3 investments held as of 6/30/12**	($2,849,835)	($2,810)

*  The Fund's policy is to recognize transfers in and transfer out as of the beginning of the reporting period.

**  Included in the related amounts on the Statements of Operations.

Certain foreign securities, for which market quotations are not readily available, may be fair valued and classified as either Level 2 or Level 3. When the underlying inputs include significant observable inputs obtained from sources independent of the Funds, the securities are classified as Level 2. When the underlying inputs include significant unobservable inputs and reflect assumptions of market participants, the securities are classified as Level 3. As of June 30, 2012, the Funds utilized significant observable inputs including evaluated price from the Funds' pricing vendors, day-on-day prices changes, primary and ancillary pricing sources, and other available independent market indicators of value. As a result, certain securities held by the Funds that were previously classified as Level 3 were transferred to Level 2. As of June 30, 2012, certain equity securities were suspended from trading and were transferred from Level 1 to Level 3.

102 MATTHEWS ASIA FUNDS

The following table summarizes the valuation techniques used and unobservable inputs developed by the Valuation Committee to determine the fair value of certain, material Level 3 investments:

	Value	Valuation Technique	Unobservable Input	Range of Unobservatble Inputs	Impact to Valuation from an Increase in Inputs
MATTHEWS ASIA DIVIDEND FUND
Common Equities	$33,673,037	Closing Price Mulitplied by Circuit Limit Fair Valuation Factor	Upward Circuit Limit Fair Valuation Factor	0-2%	Increase
MATTHEWS CHINA DIVIDEND FUND
Common Equities	$947,299	Closing Price Mulitplied by Circuit Limit Fair Valuation Factor	Upward Circuit Limit Fair Valuation Factor	0-2%	Increase

In the event of a downward circuit limit fair valuation, an increase in input would result in a decrease in value.

C.  RISKS ASSOCIATED WITH NON-U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks not typically associated with investments in U.S. issuers. These risks include possible political, economic, social and religious instability, inadequate investor protection; changes in laws or regulations of countries within the Asia Pacific region (including both in countries where you invest, as well as in the broader region); international relations with other nations; natural disasters; corruption; and military activity. Foreign securities may be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. Foreign investing may also include the risk of expropriation or confiscatory taxation, limitation on the removal or funds or other assets, currency crises and exchange controls, the imposition of foreign withholding tax on the interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Additionally, Asia Pacific countries may utilize formal or informal currency exchange controls or "capital controls" that may limit the ability to repatriate investments or income or adversely affect the value of portfolio investments. The economies of many Asia Pacific countries differ from the economies of more developed countries in many respects, such as their rate of growth, inflation, capital reinvestment, resource self-sufficiency and dependence on other economies, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Certain Asia Pacific countries are highly dependent upon and may be affected by developments in the economies of other countries. Non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States, which may result in less transparency with respect to a company's operations, and make obtaining information about them more difficult (or such information may be unavailable).

Foreign stock markets may not be as developed or efficient as those in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. The time between the trade and settlement dates of securities transactions on foreign exchanges ranges from one day to four weeks or longer and may result in higher custody charges. Custodial arrangements may be less well developed than in the United States. Foreign securities are generally denominated and pay distributions in foreign currencies, exposing the Funds to changes in foreign currency exchange rates. Investing in any country in the Asia Pacific region will also entail risks specific and unique to that country, and these risks can be significant and change rapidly.

D.  INCOME AND WITHHOLDING TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended ("the Code"), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for six-month period ended June 30, 2012. Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and U.S. GAAP. Such treatment may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus U.S. GAAP, and the use of the tax accounting practice known as equalization.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

matthewsasia.com | 800.789.ASIA 103

Notes to Financial Statements (unaudited) (continued)

Under current tax law, the Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

	Post October Capital Losses	Late Year Ordinary Losses
Matthews Asia Strategic Income Fund	$410	$—
Matthews Asian Growth and Income Fund	13,790,791	7,343,712
Matthews Asia Growth Fund	5,622,994	807,738
Matthews Pacific Tiger Fund	—	66,556
Matthews China Fund	33,012,775	—
Matthews India Fund	—	90,831
Matthews Japan Fund	3,352,918	19,415
Matthews Korea Fund	—	10,635
Matthews Asia Small Companies Fund	—	99,789
Matthews China Small Companies Fund	29,356	—
Matthews Asia Science and Technology Fund	262,214	401

For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2011, which expire in the year indicated, which are available to offset future capital gains, if any:

LOSSES DEFERRED EXPIRING IN:	2016	2017	With No Expiration*	Total
Matthews Asia Dividend Fund	$—	$—	$54,055,529	$54,055,529
Matthews China Dividend Fund	—	—	701,462	701,462
Matthews Asia Growth Fund	1,000,383	58,248,975	—	59,249,358
Matthews Japan Fund	30,079,024	44,032,426	1,382,944	75,494,394
Matthews China Small Companies Fund	—	—	87,134	87,134
Matthews Asia Science and Technology Fund	—	10,329,226	—	10,329,226

*  Post-Enactment Losses: Must be utilized prior to losses subject to expiration. All losses are short-term.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that may be payable if the securities were disposed of on the valuation date.

E.  OFFERING COSTS: Offering costs are amortized on a straight-line basis over one year from each Fund's respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Fund's offering costs, the redemption proceeds will be reduced by any such unamortized offering costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

F.  DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund and Matthews China Dividend Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. It is the policy of Matthews Asia Dividend Fund and Matthews Asia Strategic Income Fund to distribute net investment income on a quarterly basis and capital gains, if any, annually. Each of the other Funds distribute net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

104 MATTHEWS ASIA FUNDS

The tax character of distributions paid for the fiscal year ended December 31, 2011 was as follows:

YEAR ENDED DECEMBER 31, 2011	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Matthews Asia Strategic Income Fund	$23,396	$—	$23,396
Matthews Asian Growth and Income Fund	99,386,784	112,546,940	211,933,724
Matthews Asia Dividend Fund	65,160,891	11,676,961	76,837,852
Matthews China Dividend Fund	1,087,962	27,774	1,115,736
Matthews Asia Growth Fund	7,735,513	—	7,735,513
Matthews Pacific Tiger Fund	28,983,044	77,058,025	106,041,069
Matthews China Fund	25,170,852	174,899,928	200,070,780
Matthews India Fund	2,994,775	—	2,994,775
Matthews Japan Fund	2,606,346	—	2,606,346
Matthews Korea Fund	1,792,530	5,678,972	7,471,502
Matthews Asia Small Companies Fund	2,884,834	34,237,212	37,122,046
Matthews China Small Companies Fund	5,954	—	5,954
Matthews Asia Science and Technology Fund	454,558	—	454,558

G.  INVESTMENT TRANSACTIONS AND INCOME: Securities transactions are accounted for on the date the securities are purchased or sold. Gains or losses on the sale of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is generally recorded on the ex-dividend date. Dividend income for certain issuers headquartered in countries which the Funds invest may not be recorded until approved by the shareholders (which may occur after the ex-dividend date) if, in the judgment of management, such dividends are not reasonably determined as of the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

H.  FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund or class are charged to that Fund or class while general expenses are allocated pro-rata among the Funds based on net assets or other appropriate methods.

I.  CASH OVERDRAFTS: When cash balances are overdrawn, a Fund is charged an overdraft fee by the custodian of 1.00% above the 30-day LIBOR rate on outstanding balances. These amounts, if any, are included in "Other expenses" on the Statements of Operations.

J.  USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

3.  DERIVATIVE FINANCIAL INSTRUMENTS

Matthews Asia Strategic Income Fund engages in various portfolio investment strategies using derivative contracts to hedge its exposure to foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund's primary risks associated with the use of derivatives include the other party to the derivative contract may fail to fulfill its obligation, reduced liquidity, the Fund may suffer disproportionately heavy losses relative to the amount invested, and changes in the value of the derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivative.

Financial Futures Contracts: Matthews Asia Strategic Income Fund may purchase financial futures contracts for hedging purposes or to maintain liquidity. Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Fund agrees to receive from or pay an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The primary risks associated with the use of futures contracts are: (i) imperfect correlation between the change in market value of the securities held by the Fund and the price of futures contracts; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses, which are potentially unlimited, due to unanticipated market movements; and (iv) Matthews' ability to predict correctly the direction of security prices, interest rates and other economic factors.

Forward Foreign Currency Exchange Contracts: Matthews Asia Strategic Income entered into forward foreign currency exchange contracts as a hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). Forward foreign currency exchange contracts, when used by the Fund, may also help to manage the overall exposure to the currencies (currency risk) in which some of the investments held by the Fund are denominated. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

matthewsasia.com | 800.789.ASIA 105

Notes to Financial Statements (unaudited) (continued)

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2012
	Statements of Assets and Liabilities Location	Matthews Asia Strategic Income Fund
	Asset Derivatives
Interest rate contracts:	Unrealized appreciation on financial futures contracts*	$7,525
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	26,513
	Total	$34,038

*  Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day's margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Instruments on the Statements of Operations

Six-Month Period Ended June 30, 2012	Matthews Asia Strategic Income Fund
Net Realized Gain (Loss)
Interest rate contracts:
Financial futures contracts	($143,772)
Forward Currency Exchange Contracts:
Foreign currency related transactions	($65,267)
Net Change in Unrealized Appreciation (Depreciation)
Interest rate contracts:
Financial futures contracts	$7,525
Forward Currency Exchange Contracts:
Foreign currency related translations	$43,004

For the six-month period ended June 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Matthews Asia Strategic Income Fund
Financial Futures Contracts (Interest Rate Risk):
Average number of contracts sold	15
Average notional value of contracts sold	$1,961,719
Forward Foreign Currency Exchange Contracts (Foreign Currency Exchange Risk):
Average number of contracts—U.S. dollars purchased	1
Average U.S. dollar amounts purchased	$788,838
Average number of contracts—U.S. dollars sold	1
Average U.S. dollar amounts sold	$788,926

4.  CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

	Six-Month Period Ended June 30, 2012 (Unaudited)		Period Ended December 31, 2011
MATTHEWS ASIA STRATEGIC INCOME FUND*	Shares	Amount	Shares	Amount
Investor Class
Shares sold	1,111,806	$11,335,247	778,753	$7,781,032
Shares issued through reinvestment of distributions	23,627	239,374	1,377	13,650
Shares redeemed	(177,419)	(1,819,083)	(52)	(519)
Net increase (decrease)	958,014	$9,755,538	780,078	$7,794,163

106 MATTHEWS ASIA FUNDS

	Six-Month Period Ended June 30, 2012 (Unaudited)		Period Ended December 31, 2011
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	5,962	$61,161	529,314	$5,293,133
Shares issued through reinvestment of distributions	9,114	92,374	976	9,676
Shares redeemed	(1,778)	(18,004)	—	—
Net increase (decrease)	13,298	$135,531	530,290	$5,302,809

*  Investor Class and Institutional Class commenced of operations on November 30, 2011.

	Six-Month Period Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
MATTHEWS ASIAN GROWTH AND INCOME FUND	Shares	Amount	Shares	Amount
Investor Class
Shares sold	18,901,739	$306,087,654	32,060,064	$559,112,796
Shares issued through reinvestment of distributions	1,814,819	28,655,986	10,068,790	158,200,819
Shares redeemed	(19,295,236)	(312,606,086)	(104,375,074)	(1,819,398,166)
Net increase (decrease)	1,421,322	$22,137,554	(62,246,220)	($1,102,084,551)
	Six-Month Period Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	10,837,635	$177,542,777	42,908,389	$768,482,507
Shares issued through reinvestment of distributions	510,238	8,056,652	2,445,888	38,413,987
Shares redeemed	(3,171,162)	(50,886,761)	(17,185,882)	(283,032,015)
Net increase (decrease)	8,176,711	$134,712,668	28,168,395	$523,864,479
	Six-Month Period Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
MATTHEWS ASIA DIVIDEND FUND	Shares	Amount	Shares	Amount
Investor Class
Shares sold	37,785,921	$502,767,152	110,243,475	$1,519,475,047
Shares issued through reinvestment of distributions	2,180,675	28,630,288	4,409,967	57,884,041
Shares redeemed	(25,608,185)	(340,211,995)	(94,904,591)	(1,294,339,749)
Net increase (decrease)	14,358,411	$191,185,445	19,748,851	$283,019,339
	Six-Month Period Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	17,321,247	$230,373,541	37,459,944	$527,212,815
Shares issued through reinvestment of distributions	387,207	5,070,173	394,869	5,170,880
Shares redeemed	(2,807,594)	(37,412,298)	(13,615,599)	(175,025,328)
Net increase (decrease)	14,900,860	$198,031,416	24,239,214	$357,358,367

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Notes to Financial Statements (unaudited) (continued)

	Six-Month Period Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
MATTHEWS CHINA DIVIDEND FUND	Shares	Amount	Shares	Amount
Investor Class
Shares sold	535,697	$5,916,457	1,578,670	$18,586,260
Shares issued through reinvestment of distributions	50,548	535,306	98,443	1,066,240
Shares redeemed	(673,105)	(7,365,159)	(2,774,075)	(30,866,410)
Net increase (decrease)	(86,860)	($913,396)	(1,096,962)	($11,213,910)
	Six-Month Period Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	2,389	$27,413	1,623	$20,100
Shares issued through reinvestment of distributions	75	798	42	446
Shares redeemed	—	—	(815)	(9,840)
Net increase (decrease)	2,464	$28,211	850	$10,706
	Six-Month Period Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
MATTHEWS ASIA GROWTH FUND	Shares	Amount	Shares	Amount
Investor Class
Shares sold	1,648,664	$27,452,652	5,632,916	$97,848,412
Shares issued through reinvestment of distributions	6	99	348,624	5,393,217
Shares redeemed	(2,593,072)	(42,660,447)	(7,753,246)	(132,663,366)
Net increase (decrease)	(944,402)	($15,207,696)	(1,771,706)	($29,421,737)
	Six-Month Period Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	2,731,300	$45,877,524	7,003,033	$119,247,333
Shares issued through reinvestment of distributions	—	—	118,577	1,837,939
Shares redeemed	(1,724,898)	(28,884,996)	(2,128,608)	(35,580,135)
Net increase (decrease)	1,006,402	$16,992,528	4,993,002	$85,505,137
	Six-Month Period Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
MATTHEWS PACIFIC TIGER FUND	Shares	Amount	Shares	Amount
Investor Class
Shares sold	16,539,491	$361,437,123	41,532,204	$934,343,952
Shares issued through reinvestment of distributions	1	24	2,676,956	55,278,364
Shares redeemed	(15,205,450)	(330,190,300)	(129,175,269)	(2,984,869,324)
Net increase (decrease)	1,334,042	$31,246,847	(84,966,109)	($1,995,247,008)

108 MATTHEWS ASIA FUNDS

	Six-Month Period Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	41,944,006	$917,949,690	91,157,431	$2,125,434,487
Shares issued through reinvestment of distributions	—	—	1,088,887	22,463,738
Shares redeemed	(6,823,017)	(147,934,643)	(15,469,797)	(338,404,484)
Net increase (decrease)	35,120,989	$770,015,047	76,776,521	$1,809,493,741
	Six-Month Period Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
MATTHEWS CHINA FUND	Shares	Amount	Shares	Amount
Investor Class
Shares sold	6,906,230	$159,558,774	16,475,470	$462,682,408
Shares issued through reinvestment of distributions	3	55	8,291,580	182,081,269
Shares redeemed	(15,466,381)	(352,803,009)	(39,534,640)	(1,062,621,657)
Net increase (decrease)	(8,560,148)	($193,244,180)	(14,767,590)	($417,857,980)
	Six-Month Period Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	9,607,181	$220,388,221	12,452,573	$289,794,029
Shares issued through reinvestment of distributions	—	—	254,874	5,591,931
Shares redeemed	(3,637,716)	(82,458,178)	(709,945)	(16,414,721)
Net increase (decrease)	5,969,465	$137,930,043	11,997,502	$278,971,239
	Six-Month Period Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
MATTHEWS INDIA FUND	Shares	Amount	Shares	Amount
Investor Class
Shares sold	3,012,241	$48,586,663	10,457,996	$199,418,664
Shares issued through reinvestment of distributions	1	17	182,527	2,717,658
Shares redeemed	(7,156,086)	(112,446,582)	(34,128,620)	(639,558,369)
Net increase (decrease)	(4,143,844)	($63,859,902)	(23,488,097)	($437,422,047)
	Six-Month Period Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	22,556	$364,084	371,582	$7,299,291
Shares issued through reinvestment of distributions	—	—	8,878	132,371
Shares redeemed	(45,897)	(785,795)	(641,677)	(10,550,308)
Net increase (decrease)	(23,341)	($421,711)	(261,217)	($3,118,646)

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Notes to Financial Statements (unaudited) (continued)

	Six-Month Period Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
MATTHEWS JAPAN FUND	Shares	Amount	Shares	Amount
Investor Class
Shares sold	1,584,324	$18,650,782	9,300,532	$114,703,172
Shares issued through reinvestment of distributions	—	—	167,878	1,900,379
Shares redeemed	(2,819,730)	(32,833,094)	(5,937,057)	(71,506,114)
Net increase (decrease)	(1,235,406)	($14,182,312)	3,531,353	$45,097,437
	Six-Month Period Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	477,221	$5,661,121	2,679,969	$33,412,230
Shares issued through reinvestment of distributions	—	—	34,653	392,273
Shares redeemed	(916,947)	(10,812,032)	(42,618)	(490,305)
Net increase (decrease)	(439,726)	($5,150,911)	2,672,004	$33,314,198
	Six-Month Period Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
MATTHEWS KOREA FUND	Shares	Amount	Shares	Amount
Investor Class
Shares sold	1,322,413	$6,456,017	9,980,437	$52,613,715
Shares issued through reinvestment of distributions	—	—	1,372,595	6,464,876
Shares redeemed	(4,170,481)	(20,356,768)	(13,035,214)	(65,292,520)
Net increase (decrease)	(2,848,068)	($13,900,751)	(1,682,182)	($6,213,929)
	Six-Month Period Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	8,618,941	$42,519,900	3,273,646	$16,597,460
Shares issued through reinvestment of distributions	—	—	21,797	102,882
Shares redeemed	(7,191,186)	(33,294,870)	(18,269)	(102,473)
Net increase (decrease)	1,427,755	$9,225,030	3,277,174	$16,597,869
	Six-Month Period Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
MATTHEWS ASIA SMALL COMPANIES FUND	Shares	Amount	Shares	Amount
Investor Class
Shares sold	5,403,785	$88,688,403	7,391,135	$149,600,807
Shares issued through reinvestment of distributions	—	—	2,209,203	33,557,805
Shares redeemed	(3,209,881)	(51,210,156)	(17,921,097)	(341,096,658)
Net increase (decrease)	2,193,904	$37,478,247	(8,320,759)	($157,938,046)

110 MATTHEWS ASIA FUNDS

	Six-Month Period Ended June 30, 2012 (Unaudited)		Period Ended December 31, 2011
MATTHEWS CHINA SMALL COMPANIES FUND*	Shares	Amount	Shares	Amount
Investor Class
Shares sold	370,546	$2,818,272	850,982	$7,444,714
Shares issued through reinvestment of distributions	—	—	824	5,923
Shares redeemed	(267,579)	(1,967,449)	(213,196)	(1,583,026)
Net increase (decrease)	102,967	$850,823	638,610	$5,867,611

*  The Investor Class commenced operations on May 31, 2011.

	Six-Month Period Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
MATTHEWS ASIA SCIENCE AND TECHNOLOGY FUND	Shares	Amount	Shares	Amount
Investor Class
Shares sold	389,457	$3,445,528	8,443,941	$78,551,775
Shares issued through reinvestment of distributions	—	—	50,284	420,876
Shares redeemed	(3,132,408)	(27,015,458)	(8,950,512)	(83,993,985)
Net increase (decrease)	(2,742,951)	($23,569,930)	(456,287)	($5,021,334)

The Funds generally assess a redemption fee of 2.00% of the total redemption proceeds if shareholders sell or exchange their shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to offset transaction costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds may grant an exemption from the redemption fee when the Funds have previously received assurances that transactions do not involve a substantial risk of the type of harm that the policy is designed to avoid. The Funds may also waive the imposition of redemption fees in certain circumstances. For more information on this policy, please see the Funds' prospectus. The redemption fees returned to the assets of the Funds are stated in the Statements of Changes in Net Assets.

5.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Matthews International Capital Management, LLC ("Matthews"), a registered investment advisor under the 1940 Act, provides the Funds with investment management services. Pursuant to an Investment Advisory Agreement dated August 13, 2004, as amended (the "Advisory Agreement"), the Funds pay Matthews (i) for management and advisory services; and (ii) for certain administrative services, an annual fee as a percentage of average daily net assets. Under the Advisory Agreement each of the Funds, other than Matthews Asia Strategic Income Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund pays Matthews 0.75% of their annual aggregate average daily net assets up to $2 billion, 0.6834% of the annual aggregate average daily net assets between $2 billion and $5 billion, and 0.65% of the annual aggregate average daily net assets over $5 billion. Matthews Asia Strategic Income Fund pays Matthews an annual fee of 0.65% of its annual average daily net assets pursuant to the Advisory Agreement. Matthews Asia Small Companies Fund and Matthews China Small Companies Fund pay Matthews an annual fee of 1.00% of their annual average daily net assets pursuant to the Advisory Agreement. Each Fund pays Matthews a monthly fee of one-twelfth (1/12) of the management fee of the Fund's average daily net asset value.

Under a written agreement between the Funds and Matthews, Matthews agrees to waive fees and reimburse money to a Fund if its expense ratio exceeds a certain percentage level. For Matthews Asia Science and Technology Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund, this level is 2.00%. For Matthews Asia Growth Fund, Matthews Pacific Tiger Fund and Matthews Asian Growth and Income Fund, this level is 1.90%. For Matthews Asia Dividend Fund and Matthews China Dividend Fund, this level is 1.50%. For Matthews Asia Strategic Income Fund, Matthews agrees to waive fees and reimburse money to the Fund if its expense ratio exceeds 1.25% for the Institutional Class and agrees to reduce the expense ratio by an equal amount for the Investor Class. In turn, if a Fund's expenses fall below the level noted within three years after Matthews has made such a reimbursement, the Fund may reimburse Matthews up to an amount of the recoupment available not to exceed its expense limitation. For each Fund other than Matthews China Dividend Fund, Matthews China Small Companies Fund and Matthews Asia Strategic Income Fund, this agreement will continue through at least August 31, 2012. For Matthews China Dividend Fund, this agreement will continue through at least August 31, 2013. For Matthews China Small Companies Fund and Matthews Asia Strategic Income Fund, this agreement will continue through at least August 31, 2014. These agreements may be extended for additional periods for each of the Funds.

Matthews has also agreed to waive fees and reimburse additional expenses for the Institutional Class of Matthews Asia Strategic Income Fund on a voluntary basis if its expense ratio exceeds 1.00%. Furthermore, any amounts voluntarily waived by Matthews in respect of the Institutional Class of Matthews Asia Strategic Income Fund, excluding any voluntary waiver of class-specific shareholder servicing fees, will also be waived for the Investor Class of Matthews Asia Strategic Income Fund. These voluntary waivers and/or reimbursements may be terminated at any time in the sole and absolute discretion of Matthews. At June 30, 2012, Matthews China Dividend Fund had $151,750 available for recoupment, of which $30,662 expires in 2012, $96,407 expires in 2013, $8,122 expires in 2014 and $16,559 expires in 2015. Matthews China Small Companies Fund had $120,272 available for recoupment, which $76,945 expires in 2014 and $43,328 expires in 2015. Matthews Asia Strategic Income Fund had $95,228 available for recoupment, which $22,796 expires in 2014 and $72,432 expires in 2015. Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, Matthews Asia Science and Technology Fund had no amounts available for recoupment and no amounts recouped during the year.

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Notes to Financial Statements (unaudited) (continued)

Investment advisory fees charged, waived and reimbursed for the six-month period ended June 30, 2012, were as follows:

	Gross Advisory Fees	Advisory Fees Waived and Reimbursed in Excess of the Expense Limitation	Net Advisory Fee/ Reimbursement
Matthews Asia Strategic Income Fund	$63,267	($72,432)	($9,165)
Matthews Asian Growth and Income Fund	10,713,918	—	10,713,918
Matthews Asia Dividend Fund	8,801,237	—	8,801,237
Matthews China Dividend Fund	96,597	(16,559)	80,038
Matthews Asia Growth Fund	1,251,474	—	1,251,474
Matthews Pacific Tiger Fund	18,439,460	—	18,439,460
Matthews China Fund	7,812,110	—	7,812,110
Matthews India Fund	2,245,101	—	2,245,101
Matthews Japan Fund	410,130	—	410,130
Matthews Korea Fund	617,146	—	617,146
Matthews Asia Small Companies Fund	1,592,549	—	1,592,549
Matthews China Small Companies Fund	28,543	(43,328)	(14,785)
Matthews Asia Science and Technology Fund	504,929	—	504,929

Certain officers and Trustees of the Funds are also officers and directors of Matthews. All officers serve without compensation from the Funds. The Funds paid the Independent Trustees $338,000 in aggregate for regular compensation during the six-month period ended June 30, 2012.

The Funds have a Shareholder Services Agreement, in which the Funds pay an annual administration and shareholder servicing fee to Matthews, as a percentage of the average daily net assets of each Fund in aggregate, computed and prorated on a daily basis. Under the Shareholder Services Agreement, the Funds pay 0.25% of their aggregate average daily net assets between $0 and $2 billion, 0.1834% of their aggregate average daily net assets between $2 billion and $5 billion, 0.15% of their aggregate average daily net assets between $5 billion and $7.5 billion, 0.125% of their aggregate average daily net assets between $7.5 billion and $15 billion and 0.11% of their aggregate average daily net assets over $15 billion.

Administration and shareholder servicing fees charged, for the six-month period ended June 30, 2012, were as follows:

Administration and Shareholder Servicing Fees
Matthews Asia Strategic Income Fund	$15,176
Matthews Asian Growth and Income Fund	2,495,056
Matthews Asia Dividend Fund	2,049,499
Matthews China Dividend Fund	22,493
Matthews Asia Growth Fund	291,437
Matthews Pacific Tiger Fund	4,294,084
Matthews China Fund	1,819,119
Matthews India Fund	522,763
Matthews Japan Fund	95,557
Matthews Korea Fund	143,643
Matthews Asia Small Companies Fund	248,333
Matthews China Small Companies Fund	4,449
Matthews Asia Science and Technology Fund	117,611

112 MATTHEWS ASIA FUNDS

The Funds bear a portion of the fees paid to certain service providers (exclusive of the Funds' Transfer Agent) which provide transfer agency and shareholder servicing to certain shareholders. Additional information concerning these services and fees is contained in the Funds' prospectus. Fees accrued to pay to such service providers for the six-month period ended June 30, 2012 are a component of Transfer Agent fees and Administration and Shareholder Servicing Fees in the Statements of Operations as follows:

	Transfer Agent Fees	Administration & Shareholder Servicing Fees	Total
Matthews Asia Strategic Income Fund	$5,121	$2,561	$7,682
Matthews Asian Growth and Income Fund	1,862,085	931,043	2,793,128
Matthews Asia Dividend Fund	1,346,543	673,271	2,019,814
Matthews China Dividend Fund	20,079	10,040	30,119
Matthews Asia Growth Fund	199,769	99,885	299,654
Matthews Pacific Tiger Fund	2,496,767	1,248,384	3,745,151
Matthews China Fund	1,400,541	700,270	2,100,811
Matthews India Fund	441,620	220,810	662,430
Matthews Japan Fund	68,500	34,250	102,750
Matthews Korea Fund	90,519	45,260	135,779
Matthews Asia Small Companies Fund	210,545	105,273	315,818
Matthews China Small Companies Fund	5,528	2,764	8,292
Matthews Asia Science and Technology Fund	91,055	45,527	136,582

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), an indirect wholly owned subsidiary of The Bank of New York Mellon Corporation, serves as the Funds administrator, and in that capacity, performs various administrative and accounting services for each Fund. BNY Mellon also serves as the Funds' transfer agent, dividend disbursing agent and registrar. An officer of BNY Mellon serves as Assistant Treasurer to the Funds. Total fees accrued by the Funds for administration and accounting services for the six-month period ended June 30, 2012 were as follows:

Administration and Accounting Fees
Matthews Asia Strategic Income Fund	$774
Matthews Asian Growth and Income Fund	127,257
Matthews Asia Dividend Fund	104,531
Matthews China Dividend Fund	1,147
Matthews Asia Growth Fund	14,864
Matthews Pacific Tiger Fund	219,010
Matthews China Fund	92,762
Matthews India Fund	26,649
Matthews Japan Fund	4,872
Matthews Korea Fund	7,330
Matthews Asia Small Companies Fund	12,669
Matthews China Small Companies Fund	227
Matthews Asia Science and Technology Fund	5,997

Brown Brothers Harriman & Co. serves as the Funds' custodian. Foreside Funds Distributors LLC, serves as the Funds' distributor in the United States pursuant to an Underwriting Agreement. Matthews Asia Funds are distributed in Latin America by HMC Partners.

On November 30, 2011, Matthews invested USD$10 million in Matthews Asia Strategic Income Fund to provide the Fund with its initial investment assets. As of June 30, 2012, the Fund's net assets were $23,228,045, of which 1,018,524 shares held by Matthews represented 45%.

The Funds entered into transactions with J.P. Morgan Chase Bank, N.A., including its subsidiaries and affiliates ("J.P. Morgan") acting as a broker-dealer in the purchase and sale of portfolio investments on an agency basis. The aggregate value of such transactions with J.P. Morgan by the Funds in 2012 was $379,863. In addition, pursuant to an Administrative Fee Agreement dated July 1, 2009, the Funds received certain shareholder, administrative and sub-transfer agency services from J.P. Morgan (including transmission of purchase and redemption orders in accordance with the Funds' prospectus; maintenance of separate records for its clients; mailing of shareholder confirmations and periodic statements; processing dividend payments; and shareholder information and support). Pursuant to the agreement with J.P. Morgan, the Funds paid J.P. Morgan $487,275 for such services.

matthewsasia.com | 800.789.ASIA 113

Notes to Financial Statements (unaudited) (continued)

6.  INVESTMENTS

The value of investment transactions made for affiliated and unaffiliated holdings for the six-month period ended June 30, 2012, excluding short-term investments, were as follows:

	Affiliated Purchases	Unaffiliated Purchases	Proceeds from Unaffiliated Sales
Matthews Asia Strategic Income Fund	$—	$11,319,099	$1,574,573
Matthews Asian Growth and Income Fund	—	433,969,757	240,555,660
Matthews Asia Dividend Fund	35,658,359	387,814,262	85,545,499
Matthews China Dividend Fund	—	3,929,220	5,059,963
Matthews Asia Growth Fund	—	117,155,647	110,362,236
Matthews Pacific Tiger Fund	142,986,731	694,681,318	135,540,979
Matthews China Fund	—	161,872,829	182,213,610
Matthews India Fund	—	31,872,636	100,687,393
Matthews Japan Fund	—	33,030,714	52,534,265
Matthews Korea Fund	—	37,933,371	42,285,649
Matthews Asia Small Companies Fund	—	78,489,366	39,559,149
Matthews China Small Companies Fund	—	2,204,834	1,278,089
Matthews Asia Science and Technology Fund	—	27,495,885	52,216,667

7.  HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the six-month period ended June 30, 2012, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Investments in affiliates:
A summary of transactions in securities of issuers affiliated with a Fund for the six-month period ended June 30, 2012 is set forth below:

	Shares Held at Dec. 31, 2011	Shares Purchased	Shares Sold	Shares Held at June 30, 2012	Value at June 30, 2012	Dividend Income Jan. 1, 2012– June 30, 2012
MATTHEWS ASIAN GROWTH AND INCOME FUND
Name of Issuer:
Citic Telecom International Holdings, Ltd.	132,231,000	—	—	132,231,000	$24,130,131	$1,227,194
Vitasoy International Holdings, Ltd.	51,771,000	—	—	51,771,000	43,506,325	—
Total Affiliates					$67,636,456	$1,227,194
MATTHEWS ASIA DIVIDEND FUND
Name of Issuer:
Ascendas India Trust	46,280,000	—	—	46,280,000	$27,879,247	$1,095,604
CapitaRetail China Trust, REIT	38,501,000	4,626,000	—	43,127,000	44,690,705	1,369,049
EPS Corp.	14,592	—	—	14,592	40,002,876	281,665
Johnson Health Tech Co., Ltd.	11,713,100	2,094,000	—	13,807,100	33,673,037	—
Pigeon Corp.	1,381,300	120,500	—	1,501,800	65,795,724	792,040
Shinko Plantech Co., Ltd.	2,400,200	1,360,000	—	3,760,200	32,656,661	919,954
Sichuan Expressway Co., Ltd. H Shares	65,612,000	9,334,000	—	74,946,000	25,437,685	1,065,449
TXC Corp.	21,549,524	—	—	21,549,524	31,288,322	—
Woongjin Thinkbig Co., Ltd.	2,079,870	—	—	2,079,870	18,180,703	—
Yuexiu Transport Infrastructure, Ltd.†	69,730,000	16,800,000	—	86,530,000	42,736,057	1,561,450
Total Affiliates					$362,341,017	$7,085,211

114 MATTHEWS ASIA FUNDS

	Shares Held at Dec. 31, 2011	Shares Purchased	Shares Sold	Shares Held at June 30, 2012	Value at June 30, 2012	Dividend Income Jan. 1, 2012– June 30, 2012
MATTHEWS PACIFIC TIGER FUND
Name of Issuer:
Cheil Worldwide, Inc.	5,916,350	—	—	5,916,350	$94,499,024	$—
Green Cross Corp.	684,049	20,000	—	704,049	92,051,949	—
Hyflux, Ltd.†	28,487,280	33,797,000	—	62,284,280	66,709,992	870,674
Li Ning Co., Ltd.	—	54,193,500	—	54,193,500	30,491,829	—
MegaStudy Co., Ltd.	396,412	—	—	396,412	27,162,833	—
Sinopharm Group Co., Ltd. H Shares†	25,328,800	18,174,400	—	43,503,200	120,933,087	1,229,861
Yuhan Corp.	584,138	—	—	584,138	68,294,703	—
Total Affiliates					$500,143,417	$2,100,535
MATTHEWS CHINA FUND
Name of Issuer:
Lianhua Supermarket Holdings Co., Ltd. H Shares	28,947,800	—	—	28,947,800	$27,793,131	$549,500
Total Affiliates					$27,793,131	$549,500

†  Issuer was not an affiliated company at December 31, 2011.

8.  SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there no additional subsequent events that require recognition or disclosure in the financial statements.

matthewsasia.com | 800.789.ASIA 115

Matthews Asia Funds

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA

CUSTODIAN

Brown Brothers Harriman & Co.

50 Milk Street

Boston, MA 02109

ACCOUNT SERVICES

Matthews Asia Funds

P.O. Box 9791

Providence, RI 02940

800.789.ASIA

LEGAL COUNSEL

Paul Hastings LLP

55 Second Street, 24th Floor

San Francisco, CA 94105

matthewsasia.com | 800.789.ASIA

P.O. Box 9791  |  Providence, RI 02940  |  matthewsasia.com  |  800.789.ASIA (2742)

  SAR-0612-277M

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)                Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)               Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)		Matthews International Funds

By (Signature and Title)*		/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	8/29/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	8/29/12

By (Signature and Title)*		/s/ Shai Malka
Shai Malka, Treasurer
(principal financial officer)

Date	8/29/12

* Print the name and title of each signing officer under his or her signature.